                               WM VARIABLE TRUST

                                 Variable Trust

                          the difference is experience

                               Semi-Annual Report
                     for the six months ended June 30, 1998


      message from the president .......................................................     1

      six months in review and our outlook for 1998 ....................................     2

      individual fund reviews ..........................................................     5

      portfolio of investments..........................................................    32

      statements of assets and liabilities .............................................    54

      statements of operations .........................................................    56

      statements of changes in net assets ..............................................    58

      statements of changes in net assets - capital stock activity .....................    62

      financial highlights .............................................................    64

      notes to financial statements (unaudited).........................................    79

[PHOTO]


DEAR contract owner:

We are pleased to provide your WM Variable Trust Funds semi annual report for the period ended June 30, 1998. Tradition at the WM Advisors, Inc. began in 1939 with the creation of Bond & Stock Fund, one of the first 50 mutual funds in the country. For nearly 60 years the organization has built a reputation in the mutual fund industry for performance, integrity and commitment to client service.

The equity market continued to set record highs during 1998, with the Dow Jones Industrial Average breaking through the 9000 mark. As share prices have risen on Wall Street, so has investors' interest in -- and reliance on -- stocks and stock mutual funds as the building blocks for retirement portfolios and other investment strategies.

If you've been invested in equity funds during the last several years, you've likely noticed some impressive gains in your portfolio. During the three years ended June 30, 1998, the stock market posted an average annual return of over 30%, as measured by Standard & Poor's Composite Index (S&P 500). This is far above the longer-term average of 11% a year--so it may be time to review your investment strategy and your overall portfolio allocation.*

As part of a diversified portfolio, stocks play an important role in long-term investing. Historically, they have offered investors the opportunity to earn returns significantly higher than the rate of inflation. Yet you should be careful about being overly optimistic in your expectations, and also remember that ups and downs are a normal part of the market cycle.

Because market turbulence is part of investing in equities, I encourage you to look at the returns of any investment relative to its potential volatility. Although stocks have historically provided higher average annual returns than other investment classes, they also carry greater risk of volatility. One way to help reduce volatility in your portfolio while still pursuing opportunities for growth is to allocate your investments among several appropriate asset classes. For example, during the 20-year period ended June 30, 1998 stocks returned 17.42% annually on average, compared with 10.94% for long-term bonds. Allocating 70% of a portfolio to stocks and 30% to bonds during that period would have resulted in a slightly lower average annual return of 15.69% per year, but with a 20% reduction in volatility relative to an all-stock portfolio.*

The same theory also holds true for investors who seek income. Allocating a small percentage of the portfolio to stocks can actually help reduce overall volatility. That's because bond prices often react differently to changes in the economy than do stocks. This is also true on a global perspective, where economies and markets are less correlated, and a portion of assets invested internationally can lower overall portfolio risk in addition to providing the potential for higher returns.

With the complexities of today's global markets, building an appropriately diversified portfolio is increasingly difficult. WM Funds offer investors a broad range of professionally-managed diversification solutions, each within the tax-deferred shelter of our variable annuity. These variable trust choices include our family of 10 INVESTMENT FUNDS plus 5 ACTIVELY MANAGED ASSET ALLOCATION PORTFOLIOS, all of which are designed to meet specific investment objectives. During the period, we have expanded our scope and added additional investment options into the WM Strategic Asset Manager, a tax-deferred variable annuity.

Working with your Investment Representative, you can also create a custom allocation from our wide array of investment funds in the WM Strategic Asset Manager. The WM Funds offer you a diversity of asset classes and investment vehicles through which you can pursue your financial goals. Thank you for your continued confidence in us.



                                      Sincerely,


                                      /s/ WILLIAM G. PAPESH
                                      -----------------------------------------
                                      William G. Papesh
                                      President



* Source: Ibbotson Associates. Stocks are represented by Standard & Poor's Composite Index of 500 Stocks, an unmanaged index of common stocks generally representative of the U.S. stock market. Long-term bonds are represented by Lehman Brothers Long Term Government Corporate Bond Index. Volatility is measured by standard deviation. Individuals cannot invest directly in any index. Past performance is no guarantee of future results.

SIX MONTHS IN REVIEW AND OUR OUTLOOK FOR 1998

STRONG FUNDAMENTALS CONTINUE TO DRIVE FINANCIAL MARKETS

The bull market continued its strength during the six months ended June 30, 1998, with stocks rising nearly 18%. Among the strongest performers were large-cap growth stocks, while mid-caps followed, and small-caps rounded out domestic equity results.

Underlying this strength are sound fundamentals in the economic picture. A low-inflation environment is generally good for financial markets, and inflation has been falling rather than rising. That, in turn, has helped keep interest rates in check despite a growing economy.

Interest rates dropped throughout the period. The yield on the benchmark 30-year Treasury bond hovered around 6% for much of the period, hitting a record low in June.

CONSUMERS SPUR GROWTH
Paradoxically, personal incomes have risen even though companies' labor costs have shown only small increases. Real (after inflation) personal income rose 2.9% in 1997 and is expected to rise about 3.9% in 1998. One way that companies have managed to control costs without sacrificing wage increases is through more efficient use of technology. U.S. businesses have continued to post significant gains in productivity, helping them remain cost-competitive even in a tight labor market.

The increase in personal incomes has contributed to a boost in consumer spending, helping to sustain economic growth in the 3% to 4% range. During the first quarter, gross domestic product (GDP) rose at an annual rate of 5.5%, largely driven by consumer rather than business or government spending. Although GDP growth slowed in the second quarter, prospects for the second half of 1998 are strong.

Government spending has actually been declining, which is another bright spot for the economy. The current fiscal year, ending September 30, is likely to see a budget surplus for the first time in nearly 30 years.


                          dow jones industrial average
                            six months ended 6-30-98

                          31-Dec-97               7908
                          2-Jan-98                7965
                          9-Jan-98                7580
                          16-Jan-98               7753
                          23-Jan-98               7700
                          30-Jan-98               7906
                          6-Feb-98                8189
                          13-Feb-98               8370
                          20-Feb-98               8413
                          27-Feb-98               8545
                          6-Mar-98                8569
                          13-Mar-98               8602
                          20-Mar-98               8906
                          27-Mar-98               8796
                          3-Apr-98                8983
                          10-Apr-98               8994
                          17-Apr-98               9167
                          24-Apr-98               9064
                          1-May-98                9147
                          8-May-98                9055
                          15-May-98               9096
                          22-May-98               9114
                          29-May-98               8899
                          5-Jun-98                9037
                          12-Jun-98               8834
                          19-Jun-98               8712
                          26-Jun-98               8944
                          30-Jun-98               8952


Source: The Wall Street Journal.

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.

OUTLOOK
                       yield on the 30-year Treasury bond
                            six months ended 6-30-98

                       31-Dec-97                    5.92%
                       2-Jan-98                     5.84%
                       9-Jan-98                     5.73%
                       16-Jan-98                    5.81%
                       23-Jan-98                    5.97%
                       30-Jan-98                    5.80%
                       6-Feb-98                     5.92%
                       13-Feb-98                    5.85%
                       20-Feb-98                    5.87%
                       27-Feb-98                    5.92%
                       6-Mar-98                     6.02%
                       13-Mar-98                    5.89%
                       20-Mar-98                    5.88%
                       27-Mar-98                    5.96%
                       3-Apr-98                     5.79%
                       10-Apr-98                    5.88%
                       17-Apr-98                    5.88%
                       24-Apr-98                    5.95%
                       1-May-98                     5.93%
                       8-May-98                     5.98%
                       15-May-98                    5.97%
                       22-May-98                    5.90%
                       29-May-98                    5.80%
                       5-Jun-98                     5.79%
                       12-Jun-98                    5.66%
                       19-Jun-98                    5.67%
                       26-Jun-98                    5.63%
                       30-Jun-98                    5.63%

Source: The Wall Street Journal.

Note: Represents yield on the 30-year Treasury Bond, which is sometimes used to characterize the overall bond market.

POTENTIAL TROUBLE SPOTS FOLLOW WEAKNESS IN ASIA
Nevertheless, there are several possible weak spots in the economy which could have a negative impact on the markets, and which investors will want to watch closely.

One factor is that short-term interest rates remain unusually high when compared with inflation. The Federal Reserve, which influences short-term rates, has maintained a steady policy during the last year even as inflation has fallen. As a result, rates on three-month Treasuries have remained at about 5%, while inflation is only 1.7% (as measured by CPI).

In administering interest-rate policy, members of the Federal Reserve Board's ("Fed") Open Market Committee look to potential future inflation -- so the current stance may indicate that they believe the strength of the economy could trigger higher inflation in coming months. In a recent address, Fed Chairman Alan Greenspan indicated they may have to notch interest rates upward given the prospects for growth in the second half of 1998.

Another area of potential concern is the rising trade deficit, due largely to a slowdown in exports to Asian markets. Remember Asia's bout of severe market volatility and the financial crisis it sparked late last year? Many newly industrialized Asian markets remain in turmoil while Japan, the second-largest export market for the U.S., remains in an economic slump.

The impact of the Asian crisis on American companies, particularly those in the technology sector, is more favorable for companies that import goods from Asia than those who export there. Dell Computer, for example, reported that lower-cost Asian components have allowed them to reduce prices and spur sales. Digital Equipment, on the other hand, said that it lost substantial business when Asian orders were canceled as a result of the sharp slowdown in economic activity there. Overall, the degree of impact of the Asian crisis on the domestic economy and corporate profits remains unclear.

THE YEAR 2000 PROBLEM
At the stroke of midnight on New Year's Eve, 1999, some computer systems could become seriously confused. They may miscalculate critical data, delete vital files, or simply not turn on, all because the computer's internal calendars and clocks may not recognize the year 2000.

This computer system problem, that has come to be popularly known as the Year 2000 Problem, The Millennium Bug -- or simply Y2K -- grows out of the habit of abbreviating years to their last two digits. Now, many systems may not be able to decide correctly when a year 00 should be interpreted as 1900, and when it should be seen as 2000.

Aside from being an enormous inconvenience, the Y2K problem could have significant market repercussions for individual stocks as well as the overall markets. Services of companies which have already prepared for the millennium, or which have capabilities to assist other companies in preventing future problems, are in line to receive the lion's share of government and corporate capital spending on technology. The Clinton Administration has budgeted $3.9 billion in fiscal 1999 to upgrade the federal government's computers. Worldwide, a survey by Giga Information Group estimated that companies will spend $300 billion to fix systems with Y2K problems.

INTERNATIONAL INVESTMENTS POST GAINS
On the international front, many investors in developed international markets saw significant gains over the last six months. Stocks in Europe outpaced the gains seen in North America. Countries in Asia and the Pacific region showed very poor overall results throughout the past year. As a whole, measured by the Morgan Stanley Capital International World Index, global equities advanced nearly 17%. This was concentrated in the more developed countries, as emerging international markets were down for the period.

Looking ahead, the outlook for international investment remains favorable. The Organization for Economic Cooperation and Development predicts that Western Europe's GDP will match that of the United States' for 1998, forecast at 2.7% growth. A major longer-term factor is the planned introduction of a single currency -- the Euro -- in 1999. As of June 1998, 11 European countries have indicated they will adopt the Euro as their common currency.

A DIVERSITY OF OPPORTUNITIES
Today's economic and market environment offers diverse opportunities in domestic stock and fixed-income investments as well as investments in foreign markets. This was clearly evident during the period as the economic crisis in Asia caused investors to pour money out of investments and currencies of the region. In addition, a close look at domestic markets uncovers a huge disparity in results relative to market capitalization. In 1998, large-cap stocks appreciated three times as much as small-caps. Volatility has increased in all markets, and the need for professional, active money management is greater than ever. Because of these factors, we stress diversification and the benefits provided by appropriate asset allocation.


                           performance around the globe
                             six months ended 6-30-98

                         Europe                      26.67%
                         North America               17.61%
                         Nordic Countries            27.06%
                         Pacific                     -5.82%
                         Far East                    -6.37%
                         World                       16.85%


Source: Ibbotson Associates. Each region is represented by the corresponding MSCI Index in U.S. Dollars. There are additional risks associated with international investing, including currency fluctuations.

                              asset class results
                            six months ended 6-30-98

                        T-Bills                    2.61%
                        Government Bonds           4.19%
                        Mortgages                  3.37%
                        Corporate Bonds            3.87%
                        Large Company Stocks      17.72%
                        Small Company Stocks       4.93%
                        International Stocks      16.08%

Sources: Ibbotson Associates. T-bills represent 90-day U.S. Treasury bills; government bonds are represented by the Lehman Brothers Government Bond Index; mortgage-backed bonds are represented by Lehman Brothers Mortgage-Backed Bond Index; corporate bonds are represented by Lehman Brothers Corporate Bond Index; large company stocks are represented by S&P 500 Composite Index; small company stocks are represented by the Russell 2000 Index; and international stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and, therefore, an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any mutual fund.

Different markets and asset classes respond differently to ever changing economic factors. When one market is up, another may be down. Therefore, investing in a properly-allocated portfolio will help to avoid some of the risks of a single asset class.

Diversification works to manage risk. The example below demonstrates the positive tradeoff between risk and reward achieved through diversification. Over the past 20 years, THE DIVERSIFIED PORTFOLIO GENERATED NEARLY 80% OF THE RETURN WITH MORE THAN 40% LESS RISK. This concept is especially important in today's marketplace. Many of your portfolios may have a larger concentration in stocks than you originally planned. The rebalancing of assets is another way to reduce your portfolio's risk exposure.

A diversified, rebalanced portfolio generated nearly 80% of the return with over 40% less risk.

                                        1 - T-Bills               20%
                                        2 - Gov./Corporate Bonds  20%
        100% Stocks                     3 - Large Company Stocks  20%
                                        4 - Small Company Stocks  20%
                                        5 - International Stocks  20%

17.42% average annual return            13.72% average annual return
        17.13% Risk                              9.98% Risk

Source: Ibbotson Associates July 1978-June 1998. Returns are geometric means. Risk is measured by the standard deviation of investment returns. Standard deviation is a measurement of volatility relative to the average return. A lower standard deviation means less volatility or investment risk. Past performance is not a guarantee of future results.

The WM Funds offer a diverse array of professionally managed investments including mutual funds, annuities, and other professionally allocated investments through the Strategic Asset Management ("SAM") Program. The WM Funds provide all the tools to take advantage of the benefits of asset allocation. For more information about how your portfolio can be positioned to potentially benefit from multiple-market opportunities, speak to your Investment Representative.

INDIVIDUAL FUND REVIEWS

                                     TO OUR
                                CONTRACT OWNERS:


                                 WE ARE PLEASED
                             TO PROVIDE YOU WITH AN
                        OVERVIEW OF THE FUNDS IN THE WM
                             VARIABLE TRUST FOR THE
                          SIX-MONTH PERIOD ENDED
                                 JUNE 30, 1998.

                               TO HELP YOU BETTER
                                 UNDERSTAND THE
                             PROFESSIONAL INVESTMENT
                        MANAGEMENT AVAILABLE TO YOU AS A
                    WM VARIABLE TRUST FUNDS CONTRACT OWNER,
                              WE HAVE ALSO INCLUDED
                               BIOGRAPHIES OF THE
                            INVESTMENT PROFESSIONALS
                              MANAGING YOUR FUNDS.

WM Advisors, Inc. is the investment advisor to WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the individual Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS

In order to help you understand the WM Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the value of the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Where applicable, the total returns of the Funds reflect the Advisors' voluntary waiver of fees, absorption of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or reduced by credits.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

The 30-day SEC yield is computed by dividing net investment income per share over the one-month period ended June 30, 1998, by the maximum offering price on that date, and annualizing the result.

Yield indicates the net investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

The Funds of the WM Variable Trust may not be purchased directly but are currently available only through the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and the administrative charges under the WM Strategic Asset Manager and WM Advantage variable annuity contracts.

MONEY MARKET FUND

PORTFOLIO MANAGER: WM ADVISORS, INC.

Audrey Quaye has over five years investment management and analysis experience, is a Certified Public Accountant, holds an MBA, and has been with WM Advisors, Inc. since 1996.

ECONOMIC CONDITIONS WHICH AFFECTED FUND PERFORMANCE

The Asian economic crisis, which commenced at the beginning of 1997 and reached its peak in mid to late 1997, resulted in a flight to quality and a strong rally in the U.S. bond market as Treasury bond yields declined. Economic data released during the half-year ended June 30, 1998, continued to indicate strength in the U.S. economy. However, the pace of growth was moderate in some regions due to a slowdown in manufacturing and export activity. Consumer confidence remained high as income and spending continued to increase. Also, housing demand was up due to relatively low interest rates. However, the labor market remained tight, and the unemployment rate declined to a 28-year low of 4.3% during April and May of 1998.

Due to a lack of inflationary pressures, the Federal Reserve's left its target fed funds rate (the rate at which banks borrow from one another) of 5.50% unchanged at its May and June 1998 meetings. The benchmark 90-day U.S. Treasury bill yield declined from 5.48% in December 1997, to 4.98% on June 1, 1998, and then rose to 5.08% at June 30, 1998.

ECONOMIC AND INTEREST RATE OUTLOOK

We expect inflation to remain tame and anticipate a gradual slowdown in the U.S economy as exports to Asia continue to decline and domestic price levels decrease due to cheaper imports from Asia. We also expect the slowdown in the economy to reduce the risk of inflation, resulting in a continued decline in interest rates.

Conversely, there is still a risk of pressures on both prices and rates, if the effect of the Asian economic crisis is not as strong as projected. Nevertheless, we do not anticipate a Fed rate action in the near future.

PORTFOLIO STRATEGY

Effective March 20, 1998, WM Advisors, Inc. assumed management of The Sierra Variable Trust money market fund and the portfolio was renamed the WM Variable Trust Money Market Fund. The WM Variable Trust Money Market Fund's net assets at June 30, 1998, totaled $34.28 million. We reduced the Fund's exposure to the banking and foreign sectors in an attempt to lower overall risk levels. We also extended the portfolio's weighted average maturity in view of our interest rate outlook.

FUND'S PERFORMANCE

As of June 30, 1998, the seven-day simple yield for WM Money Market Fund was 5.04%, or 5.17% on a compounded annual basis. The Fund had a weighted average maturity of 72 days.*

                                Seven-day Yield
                                ---------------

Money Market Fund.................           5.17%

* The Fund's Advisor waived fees or reimbursed a portion of the expenses. Without the waivers and reimbursements, yields and distribution rates would have been lower. All yield information represents past performance, which cannot guarantee future results. Principal is not guaranteed or insured by the U.S. Government, and yields will fluctuate depending on market conditions. There is no assurance that the Fund will maintain the $1.00 per share net asset value ("NAV"). The yield and distribution rate do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


                                                                      MONEY FUND

SHORT TERM HIGH QUALITY BOND fund

PORTFOLIO MANAGER:
WM ADVISORS, INC.

The WM Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW:

From the Fund's inception (January 12, 1994) through June 30, 1998, the Short Term High Quality Bond Fund's average annual total return advanced 4.34%. For the 12-month period ended June 30, 1998, the Fund's total return was 5.72%. The Fund's 30-day SEC yield as of June 30, 1998, was 5.20%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The fixed-income market benefited from low inflation and an overall flight to quality stemming from the Asian economic crisis. Many investors worldwide moved assets from volatile global regions to U.S. domestic securities. The yield on the 30-year Treasury dropped to a record low of 5.57% in June of 1998. Given this positive economic backdrop, the WM Short Term High Quality Bond Fund's total return for the six-months ended June 30, 1998 was 2.32%. Because the Fund has a short duration, it is less affected by changes in interest rates, and is less sensitive to fluctuations than long-term funds. The Fund is managed to provide income to its shareholders, while focusing on the preservation of capital.

Inception*|1/12/94           10000               10000
                             10000               10000
                              9960                9898
Mar                           9920                9785
                              9880                9726
                              9880                9743
Jun                           9880                9770
                              9961                9898
                             10001                9942
Sep                           9953                9887
                              9994                9899
                              9994                9843
Dec 94                        9838                9864
                              9838               10027
                              9921               10227
Mar                           9999               10291
                             10081               10412
                             10288               10680
Jun                          10329               10750
                             10329               10778
                             10413               10871
Sep                          10455               10942
                             10583               11049
                             10668               11182
Dec 95                       10753               11288
                             10839               11405
                             10753               11323
Mar                          10710               11279
                             10710               11269
                             10710               11278
Jun                          10797               11384
                             10841               11427
                             10886               11451
Sep                          10975               11596
                             11065               11776
                             11156               11907
Dec 96                       11155               11865
                             11201               11924
                             11247               11955
Mar                          11247               11901
                             11293               12025
                             11386               12121
Jun                          11433               12227
                             11575               12227
                             11575               12403
Sep                          11670               12532
                             11718               12620
                             11766               12641
Dec 97                       11814               12724
                             11862               12877
                             11911               12886
Mar                          11940               12935
                             11988               13006
                             12038               13095
Jun 98                       12087               13163

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


*Index total returns were calculated from 1/31/94 to 6/30/98. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

TOTAL RETURNS AS OF 6/30/98                                         SIX MONTH    ONE YEAR   SINCE INCEPTION**
                                                                                            (January 12, 1994)

Fund                                                                  2.32%        5.72%        4.34%
Lehman Brothers Mutual Fund Short (1-5)
  Investment Grade Debt Index*                                        3.44%        7.66%        6.42%

**Annualized

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates dropped marginally during the past six months. The effects of this were positive for the Fund and its total return performance. However, the income stream provided the largest impact on performance. Our position in asset-backed securities also helped to boost results as that class provided relative strength. Because of the drop in interest rates, mortgage-backed securities tended to underperform other sectors as investors were nervous about the prospects for increased prepayments. Corporate yields did not fall as much as other fixed-income sectors towards the end of the period, so we took advantage of good relative prices to add to these positions.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the past six months, the Short Term Global Government Fund was merged into this Fund and WM Advisors took over the management of the merged Fund. Due to the merger and the inflows of assets, we used the cash to restructure the portfolio favoring corporate bonds and Treasury notes. We also decreased exposure to mortgage-backed securities which helped performance in the second quarter of 1998. Although the overall management outlook remains the same, the Fund's average maturity and duration -- a measurement of price sensitivity to changes in interest rates -- increased slightly in the period. We also maintained the Fund's position in asset-backed securities during the period.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The long-term strategy of the Fund is to continue to have a diversified portfolio of high-quality securities with a yield advantage. The Fund will invest a significant percentage of its holdings in corporates, asset-backed, and mortgage-backed securities. Over a complete cycle of interest rates, mortgage securities should continue to provide a high level of income. The Fund will maintain its short-term structure to lessen price volatility relative to long-term assets. We will shift the sector allocations depending upon our outlook for interest rates and the overall business cycle.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Over the next 12 months, we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should support this scenario. Overall, there continues, to be world wide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. Although there will be periods of volatility, we believe the overall interest rate trend is lower. These aforementioned factors should continue to produce slow growth and keep price pressures at bay.

            short term high quality bond fund portfolio composition


                         1 - AAA              65%
                         2 - AA               11%
                         3 - A                 5%
                         4 - BBB              19%


                        As rated by Standard and Poors.


                                                               FIXED INCOME FUND

U.S. GOVERNMENT SECURITIES fund

PORTFOLIO MANAGER: WM ADVISORS, INC.

The WM U.S. Government Securities Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW:

From the Fund's inception (May 6, 1993) through June 30, 1998, the U.S. Government Securities Fund's average annual total return was 6.00%. For the 12-month period ended June 30, 1998, the Fund's total return was 10.28%. The Fund's 30-day SEC yield as of June 30, 1998, was 5.80%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The fixed-income market benefited from low inflation and an overall flight to quality stemming from the Asian economic crisis. The yield on the 30-year Treasury dropped to a record low on June 15, 1998. Given this positive economic backdrop, the U.S. Government Securities Fund reported positive performance for the six-months ended June 30, 1998. Given the strength of the U.S. economy and the lack of intervention by the Federal Reserve, the yield curve flattened --there was just a slight difference in yield between the 2-year and the 30-year Treasury Bond. This favors the intermediate-term concentration of the Fund. Because of these factors, the Fund advanced 3.73% during the six-month period.

The large percentage of mortgage-backed securities in the Fund produced a relatively high level of income for contract owners invested in the U.S. Government Securities Fund.

Inception*|5/6/93       10000          10000          10000
                        10093          10222          10076
Jun                     10153          10284          10116
                        10283          10514          10164
                        10294          10554          10173
Sep                     10305          10594          10202
                        10163          10477          10182
                        10227          10518          10265
Dec 93                  10359          10662          10366
                        10176          10436          10294
                         9921          10201          10026
Mar                      9829          10121           9952
                         9808          10108           9992
                         9792          10084           9970
Jun                      9928          10270          10169
                         9928          10272          10202
                         9824          10127          10057
Sep                      9803          10120          10051
                         9760          10102          10020
                         9813          10163          10100
Dec 94                  10017          10316          10352
                        10265          10579          10575
                        10329          10629          10642
Mar                     10460          10779          10781
                        10821          11119          11216
                        10876          11182          11302
Jun                     10876          11182          11302
                        10853          11260          11201
                        10976          11392          11318
Sep                     11031          11501          11418
                        11211          11676          11519
                        11403          11858          11650
Dec 95                  11471          12027          11796
                        11574          12100          11885
                        11379          11853          11786
Mar                     11333          11755          11743
                        11263          11679          11711
                        11193          11660          11677
Jun                     11320          11810          11838
                        11298          11840          11882
                        11298          11813          11882
Sep                     11486          12010          12080
                        11750          12274          12317
                        11954          12487          12493
Dec 96                  11894          12360          12428
                        11931          12374          12520
                        11980          12391          12561
Mar                     11834          12260          12443
                        11981          12436          12641
                        12105          12544          12765
Jun                     12241          12685          12915
                        12556          13045          13158
                        12443          12916          13126
Sep                     12632          13109          13262
                        12862          13336          13410
                        12874          13404          13454
Dec 97                  13015          13545          13607
                        13183          13748          13742
                        13144          13711          13771
Mar                     13156          13749          13829
                        13235          13811          13908
                        13379          13953          13999
Jun 98                  13499          14113          14066

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

*Index total returns were calculated from 5/31/93 to 6/30/98. The Lehman Brothers Mutual Fund U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Lehman Brothers Mutual Fund U.S. Mortgage Index includes all agency mortgage-backed securities. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.


TOTAL RETURNS AS OF 6/30/98                           SIX MONTH       ONE YEAR     FIVE YEARS**   SINCE INCEPTION**
                                                                                                     (May 6, 1993)
Fund                                                     3.73%         10.28%         5.99%              6.00%
Lehman Brothers U.S. Government Index*                   4.19%         11.26%         6.66%              7.01%
Lehman Brothers U.S. Mortgage Index*                     3.37%          8.92%         6.90%              6.94%

**Annualized

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates dropped marginally during the period. The effects of this were positive for the Fund and its total return performance. Because of the drop in interest rates, mortgage-backed securities tended to underperform other sectors as investors were nervous about the prospects for increased prepayments. Lower rates provided an environment conducive to prepayments as refinancing increased throughout 1998. To help offset the performance of mortgages, we extended the duration of the Fund to capture more of the rally in interest rates.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors took over the management responsibilities for the Fund in March of 1998. As we were able to find good prices on mortgage-backed securities, the Fund increased its exposure to this sector. We plan to continue to increase our concentration moving forward. The Fund remains focused on securities that are non-callable and have a low probability of being prepaid. We continue to stress both the income stream and the overall total return of the Fund. We believe that this will bring the most benefit to shareholders of the WM Variable Trust U.S. Government Securities Fund.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The long-term strategy of the Fund is to have a significant percentage of its holdings in mortgage-backed securities. Over a complete cycle of interest rates, mortgage securities should continue to provide a high level of income. In addition, as actual and expected prepayments slow, mortgage-backed securities should outperform Treasuries. The Fund will maintain its intermediate maturity structure since that type of structure typically offers the best risk/reward profile on the yield curve (the distribution of yields ranging from short to long maturities).

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Over the next twelve months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should support this scenario. Overall, there continues to be world-wide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. Unexpected economic impacts stemming from Asia and Russia remain wildcards for overall global growth.

                        u.s. government securities fund
                             portfolio composition

                            1 - CMO'S             37%
                            2 - GNMA              22%
                            3 - Treasuries        15%
                            4 - FHLMC             15%
                            5 - Cash/Other         9%
                            6 - FNMA               2%



                                                               FIXED-INCOME FUND

INCOME FUND

PORTFOLIO MANAGER: WM ADVISORS, INC.

The WM Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW:

From the Fund's inception (May 7, 1993) through June 30, 1998, the Income Fund's average annual total return was 6.98%. For the 12-month period ended June 30, 1998, the Fund advanced 13.04% on a total return basis. The Income Fund's 30-day SEC yield as of June 30, 1998, was 5.84%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The fixed-income market benefited from low inflation and an overall flight to quality stemming from the Asian economic crisis. Many investors worldwide moved assets from volatile global regions to U.S. domestic securities. The yield on the 30-year Treasury dropped to a record low on June 15, 1998. Given this positive economic backdrop, the Income Fund advanced 4.28% over the past six months, outperforming its benchmark.

The Fund has a large percentage of corporate and mortgage-backed holdings which help to produce a higher yield. In addition, the intermediate-maturity profile of securities in the Fund provided strong results as interest rates dropped and bond prices correspondingly increased. However, most of the return was generated by the yield of the Fund. Also, the high-yield component of the portfolio provided strong results as that sector tended to outperform all other fixed-income sectors for the six-month period.


Inception*|5/7/93             10000          10000
                              10224          10243
Sep                           10284          10317
                              10595          10574
                              10590          10599
Dec 93                        10661          10652
                              10489          10521
                              10562          10583
Mar                           10766          10788
                              10429          10534
                              10010          10210
Jun                            9844          10112
                               9782          10075
                               9735          10050
Sep                            9999          10304
                               9957          10315
                               9735          10123
Dec 94                         9693          10100
                               9693          10084
                               9703          10168
Mar                            9917          10383
                              10207          10682
                              10271          10770
Jun                           10414          10952
                              11097          11468
                              11141          11571
Sep                           11006          11520
                              11275          11706
                              11432          11844
Dec 95                        11671          11998
                              11887          12227
                              12138          12429
Mar                           12127          12509
                              11687          12212
                              11559          12108
Jun                           11559          12162
                              11583          12185
                              11487          12147
Sep                           11739          12405
                              12092          12743
                              12324          13016
Dec 96                        12190          12836
                              12166          12854
                              12216          12908
Mar                           12016          12707
                              12218          12900
                              12332          13046
Jun                           12522          13231
                              13063          13715
                              12830          13512
Sep                           13075          13748
                              13324          13923
                              13402          14001
Dec 97                        13573          14149
                              13746          14318
                              13706          14313
Mar                           13746          14366
                              13800          14457
                              14003          14629
Jun 98                        14152          14737


*Index total returns were calculated from 5/31/93 to 6/30/98. The Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index represents all investment-grade corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

TOTAL RETURNS AS OF 6/30/98                                         SIX MONTH     ONE YEAR     FIVE YEARS**   SINCE INCEPTION**
                                                                                                               (May 7, 1993)

Fund                                                                   4.28%         13.04%         6.72%           6.98%
Lehman Brothers Mutual Fund Corporate Debt BBB-Rated Index*            4.15%         11.39%         7.55%           7.93%

**Annualized

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Because of the Fund's intermediate maturity and duration--a measurement of sensitivity to interest rate changes -- performance will always cycle with market rates. As some corporate holdings lost relative value in the period, the Fund took advantage of the lower prices of corporate securities and increased the percentage of the portfolio allocated to industries that do not depend entirely on the strength of the U.S. economy. This was done as we continue to believe we are in the latter stages of the business cycle.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Although there were no major structural changes in the overall portfolio and its management style, we changed the make-up of the Fund to some extent. WM Advisors took over the management responsibilities for the Fund in March of 1998. There is now a larger percentage of assets in corporate holdings in an attempt to boost overall yield. The Fund will continue to add to positions in higher-yielding corporate bonds; the risk will be controlled through diversification. We also plan to balance the Fund by increasing concentration in mortgage-backed securities and Treasuries. We have lowered the average maturity and duration of the Fund, and if rates continue to move down, we will continue to shorten the portfolio. The Fund is now positioned with an intermediate average maturity of around 11.8 years and an average quality of bond issues at "A".

Internal credit research of individual corporate securities is one of the primary ways the Fund seeks to add value to its shareholders. Each company is scrutinized and its business prospects are analyzed in an attempt to find value relative to the overall market.


WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The Fund will continue to invest a large percentage of assets in corporate securities, and to a lesser extent, mortgage-backed and treasury securities. Shifts in these sectors will occur dependent upon our overall outlook for the business cycle. The Fund will continue to position investments at the longer end of the intermediate maturity range to take advantage of the prospects of continued market declines and interest rates. As rates decline further, we will then reduce duration to lower the overall risk of the portfolio. The current inflation environment gives rise to this outlook as global price pressures remain very weak and real returns (inflation adjusted) remain strong.


WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Over the next twelve months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should support this scenario. Overall, there continues to be world-wide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. In this environment, corporate credit quality should continue to improve at a modest pace as companies are able to grow and flourish. Conversely, if Asian effects turn out to be overestimated, the possibility of a short-term uptick in interest rates does exist. The Federal Reserve continues to watch for any sign on upcoming inflation and is prepared to enact monetary policy to slow growth.

                                  income fund
                             portfolio composition

                            1 - AAA             8%
                            2 - AA             11%
                            3 - A              40%
                            4 - BBB            39%
                            5 - B               2%

                          As rated by Standard & Poors




                                                               FIXED INCOME FUND

GROWTH & INCOME FUND

PORTFOLIO MANAGER:
WM ADVISORS, INC.

Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc., is both a Chartered Financial Analyst and a Certified Financial Planner. He holds an MBA and has over 12 years of experience in the investment industry.

PERFORMANCE REVIEW:

From the Fund's inception (January 12, 1994) through June 30, 1998, the Growth & Income Fund advanced 20.61% on an average annual total return basis. For the 12-month period ended June 30, 1998, the Fund's total return was 23.84%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The period was dominated by strong fundamental performance. Markets advanced on positive economic news and continued strength in earnings. This was especially evident in the larger-capitalized companies that dominate the Growth & Income portfolio. Although it underperformed relative to the S&P 500, the Fund appreciated 13.30% for the six-month period ended June 30, 1998.

Another trend in domestic equity markets was that of mergers and acquisitions. Three of our holdings were bought out at substantial premiums to their previous trading prices: Zurn Industries, Greentree Financial and Waste Management. Also, some mega-cap securities benefited from a flight to quality and lack of Asian market exposure (GE, Merck and Abbott Labs are examples) during the period. The flight to quality transpired as many worldwide investors poured money into more predictable, large, U.S. corporations after the debacle in the Asian economies.

Inception*|1/12/94           10000          10000
                              9970           9729
Mar                           9670           9305
                              9860           9424
                              9900           9578
Jun                           9660           9344
                              9950           9650
                             10250          10045
Sep                          10040           9799
                             10140          10019
                              9670           9655
Dec 94                        9830           9798
                             10040          10052
                             10440          10443
Mar                          10820          10751
                             11030          11068
                             11440          11511
Jun                          11646          11778
                             12072          12052
                             12123          12082
Sep                          12437          12592
                             12123          12546
                             12792          13097
Dec 95                       13016          13477
                             13442          13935
                             13726          14065
Mar                          13949          14200
                             14253          14408
                             14415          14780
Jun                          14212          14836
                             13469          14181
                             13925          14480
Sep                          14557          15295
                             14734          15717
                             15944          16904
Dec 96                       15855          16568
                             16876          17603
                             16931          17741
Mar                          16398          17014
                             17020          18029
                             18173          19126
Jun                          18639          19982
                             20385          21573
                             19760          20365
Sep                          20663          21486
                             19712          20768
                             20073          21730
Dec 97                       20374          22103
                             20470          22349
                             22058          23960
Mar                          22890          25187
                             23082          25441
                             22431          25004
Jun 98                       23082          26019


The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

*Index total returns were calculated from 1/31/94 to 6/30/98. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.


Total Returns as of 6/30/98
                                                                  SIX MONTH             ONE YEAR           SINCE INCEPTION**
                                                                                                           (January 12, 1994)
Fund                                                              13.30%               23.84%               20.61%
Standard & Poor's Composite Index of 500 Stocks*                  17.72%               30.21%               24.17%

**Annualized

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Heavy flow of money into large-cap issues characterized the period. Larger-company stocks performed relatively better than almost all other classes of equities. This was driven by economic conditions that produced low interest rates, slowing economic growth from Asian countries, and record levels of mergers and acquisitions. Most of the holdings in the Fund benefited from moderate economic growth conditions as earnings were able to grow with low inflation and low interest rates. The Fund avoided capital goods and basic industry issues during the period, as low-cost Asian imports could negatively impact their profitability. The Fund also owned a number of good performing franchise businesses that have proven to be attractive for takeovers in today's business environment. The value style of the Fund dragged a bit on performance during the period, as large-cap growth stocks led the market.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors began managing the Fund in April of 1998. We reduced the overall number of holdings and continued to focus on good companies that have an advantage over their competition. The lack of retail exposure in the Fund dragged on performance during the last six months. We were, and still are, concerned by the lack of competitive advantage and barriers to entry in the retail industry. During the period, the Fund was overweighted in software at the expense of computer hardware and semiconductors. This proved to be beneficial, as software sales held up much better than mainframe computers and chips. This can be attributed to the lack of Asian competitors who, in these other sectors, greatly increased their exports into the United States after the currency crisis.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We continue to believe that we have a portfolio of good businesses that are trading at attractive prices. We still are finding plenty of companies to buy that are "on sale," despite the high level of the overall market. We will maintain our overall value approach, focusing on businesses which are unique and will generate sustainable cash flows and profitability. We will continue to target large companies on the lower end of their trading range. Our outlook calls for slowing economic growth, good money flows, and a continuation of mergers and acquisitions. All these factors provide a healthy environment for holdings of the Growth & Income Fund.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We see slowing corporate profits from the basic industry, commodity, and computer hardware/semiconductor sectors of the market. Low-cost Asian imports stemming from the currency crisis in these countries will keep prices and inflation low. Low global inflation will help maintain interest rates at flat to slightly lower levels, which is very positive for stocks. We look for large companies to buy revenue growth through acquisitions using their highly-valued equity to make the purchase. Despite volatility in certain industries, we maintain our positive long-term outlook on the equity markets and believe that current conditions continue to provide a strong backdrop for equity investment.


                   growth & income fund portfolio composition

                        1 - Consumer Stocks          20%
                        2 - Financials               15%
                        3 - Technology               15%
                        4 - Healthcare               13%
                        5 - Capital Goods            10%
                        6 - Other                     9%
                        7 - Energy                    7%
                        8 - Media                     5%
                        9 - Basic Industry            4%
                       10 - Transportation            2%

    Differences from financial statements are a result of a consolidation of industries or sectors



                                                                     EQUITY FUND

GROWTH FUND

PORTFOLIO MANAGER:
JANUS CAPITAL CORPORATION

Warren Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been Portfolio Manager for the WM Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW:

From the Fund's inception (May 7, 1993) through June 30, 1998, the Growth Fund advanced 20.96% on an average annual total return basis. For the 12-month period ended June 30, 1998, the Fund's total return was 37.37%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

While the Fund posted strong results since the first of the year, several issues came alive at the end of the quarter to bolster the returns. As a result, we continued to top the market and moved ahead nicely for the period. Overall, the Fund reflects our commitment to a variety of themes, particularly technology, pharmaceuticals, cable, and financial services. However, over the past six months, we have shortened the list of names by trimming a number of smaller positions, which has helped to create more focus in the portfolios.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT WERE THE INVESTMENT TECHNIQUES THAT WERE UTILIZED TO ADDRESS THOSE CONDITIONS?

Although domestic stocks started the period smartly and managed to build on the first quarter's impressive gains, these early gains proved fleeting. Mounting concerns over Asia's continuing difficulties and related uncertainty surrounding corporate profits once again unsettled the markets. As a result, stocks lost ground in late May and early June. However, equities proved resilient and managed to end the second quarter with a strong rally, thanks largely to a significant drop in long-term interest rates and a resurgent technology sector.

During the period, a number of developments helped to validate our thesis on the cable industry--an area that remains very compelling. After years of equipment and infrastructure upgrades, cable operators are on the verge of rolling out a two-way digital platform that will allow a variety of new services, including telephony data and expanded video offerings. These factors, combined with a dramatic decline in capital expenditures, create a promising outlook. As a result, we built positions in Comcast,

Inception*|5/7/93              10000                          10000
                               10410                          10033
Sep                            10810                          10290
                               10980                          10498
                               10900                          10400
Dec 93                         11190                          10528
                               11730                          10886
                               11680                          10591
Mar                            11390                          10129
                               11320                          10259
                               10970                          10427
Jun                            10560                          10171
                               10910                          10505
                               11541                          10935
Sep                            11571                          10667
                               11831                          10907
                               11451                          10510
Dec 94                         11491                          10665
                               11611                          10942
                               11971                          11368
Mar                            12232                          11704
                               12662                          12048
                               13162                          12530
Jun                            13934                          12821
                               14838                          13119
                               14928                          13152
Sep                            15420                          13707
                               14988                          13657
                               15721                          14257
Dec 95                         15781                          14665
                               16083                          15163
                               16835                          15304
Mar                            16956                          15451
                               17809                          15678
                               18160                          16083
Jun                            17392                          16144
                               16120                          15430
                               17208                          15756
Sep                            18387                          16643
                               17769                          17102
                               18331                          18394
Dec 96                         18330                          18032
                               19224                          19155
                               18353                          19305
Mar                            17129                          18514
                               17427                          19618
                               18652                          20811
Jun                            19386                          21743
                               21026                          23474
                               19929                          22160
Sep                            21093                          23379
                               20523                          22599
                               20443                          23645
Dec 97                         20390                          24052
                               21065                          24319
                               23024                          26072
Mar                            24122                          27407
                               25061                          27684
                               24319                          27207
Jun 98                         26627                          28312

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

*Index total returns were calculated from 5/31/93 to 6/30/98. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waiver or credits, yield and total return would have been lower.

Total Returns as of 6/30/98
                                                        SIX MONTH         ONE YEAR        FIVE YEARS**  SINCE INCEPTION**
                                                                                                          (May 7, 1993)
Fund                                                       30.59%           37.37%           20.67%           20.96%
Standard & Poor's Composite Index of 500 Stocks*           17.72%           30.21%           23.07%           22.72%


**Annualized

Time Warner, Media One, and Tele-Communications, Inc. (TCI), all of which performed very well. In addition, AT&T's recent decision to purchase TCI highlights the value of the cable pipeline, and we believe the combined entity will unlock a variety of important synergies moving ahead.

Our technology stocks, particularly our internet positions, also posted strong gains, and Amazon.com was a clear winner. We added a position in this leading internet book and music retailer during the second quarter, and the stock's price more than doubled over a thirteen-day period in June. While we are excited about Amazon.com's prospects given its strong brand name and explosive growth, we also realize that such quick gains can easily reverse themselves. So, we opted to trim the position at a significant profit.

Additionally, our positions in Dell, Microsoft, and America Online (AOL) helped bolster the results of the Fund. Dell continues to exploit its highly successful business model, despite a generally weak environment for PC manufacturers. The company is beginning to target overseas markets, where direct PC sales are in an earlier phase of the life cycle with substantially higher growth rates. Additionally, Dell continues to target and gain market share in other high-margin businesses such as laptops and corporate PC's. Meanwhile, Microsoft advanced strongly, overcoming concerns related to the Justice Department's antitrust suit. The company is at the beginning of a major new product cycle with the current launch of Windows 98 and the rollout of Windows NT 5.0 later this year. And AOL, supported by the growing acceptance of the internet as a new media avenue, continues to perform well.

Several of our pharmaceutical stocks also did exceptionally well during the period, including Warner-Lambert, Pfizer, and Eli Lilly. All three companies continue to see strong results from their new product launches, effectively driving revenues higher. More recently, we also added Cognizant, which owns IMS, a provider of prescription and market share data for pharmaceutical companies. It essentially has a lock on the necessary tracking services that these manufacturers require, and is benefiting from a wealth of new products being brought to market by the industry.


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Overall, there were no significant shifts in the Fund. However, while we enjoyed broad-based gains, we did suffer some minor setbacks, especially in our semiconductor stocks, which were hit by Asian jitters. We scaled back our weighting in this industry partly to reduce the Fund's exposure to Asia. We also sold our position in Sealed Air following an earnings disappointment.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Looking ahead, Asia's continuing economic difficulties contribute an element of uncertainty to global markets. Japan's economy has moved into a severe recession, brought about by the Japanese government's failure to enact meaningful economic reforms and by its fragile banking system. Additionally, the recent weakness in the Yen versus the Dollar highlights the currency risk that still lingers throughout the region. On the positive side, Asia's slowdown has been an effective brake on the global economy and has helped keep domestic inflation in check, despite an impressive U.S. expansion. As a result, domestic interest rates continue to reflect these positive fundamentals and remain at very low levels.

In this economic environment, we remain constructive on the stock market for a variety of reasons. Many of our positions are experiencing robust growth and remain well insulated from Asia's downturn. As always, we continue to rely upon Janus' strategy to find promising individual companies with strong fundamentals and positive earnings momentum.

                       growth fund portfolio composition

                1 - Technology                              33%
                2 - Telecommunications                      19%
                3 - Healthcare                              13%
                4 - Financials                              10%
                5 - Media                                   10%
                6 - Capital Good                             5%
                7 - Business Services                        4%
                8 - Consumer Stocks                          4%
                9 - Other                                    2%

                                                                     EQUITY FUND

BOND & STOCK FUND

PORTFOLIO MANAGER: WM ADVISORS, INC.

Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. is a Chartered Financial Analyst, holds an MBA, and has over 12 years of investment management experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The WM Variable Trust Bond & Stock Fund began operations in April of 1998. The Fund is concentrated in the large, income-producing equity holdings which have led the market thus far in 1998. The fixed-income portion of the portfolio also provided positive performance as interest rates fell throughout the period; low global inflation was a decisive factor in the rate decline. The yield on the bell weather 30-year Treasury bond hit a record low on June 15, 1998. Falling interest rates boost the price of bonds and therefore have a positive impact on performance for the Bond & Stock Fund.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The U.S. economy is remarkably healthy. The consumer is in good shape, housing is strong, unemployment is low, and inflation has not surfaced. The Asian economic crisis seems to have slowed the economy enough to keep growth at a more moderate pace and hold back inflation. The lack of price inflation has allowed interest rates to decline and confidence in the economy to build. This positive economic backdrop has allowed corporations to report solid growth in earnings which in turn has led to higher stock prices. In addition, low interest rates allow companies to grow and expand with a reduced cost of capital. We maintained our bullish outlook throughout the period and shareholders have participated in the advance of both fixed-income and equity markets. Although prospects continue to be good, it is not without some caution as questions over corporate profitability may incite some volatility.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We plan to invest a high concentration (two-thirds of assets) in equity securities, these include: common stocks, convertibles, and Real Estate Investment Trusts (REITs). Because of the outlook for domestic equity markets, this strategy should benefit shareholders. Even with the strong performance in recent years, we continue to find stocks at good prices that represent prudent value investments. The fixed-income portion of the portfolio is concentrated in high-quality intermediate-term bonds which not only provide an income stream, but aid in overall risk management of the Fund.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We continue our core strategy of seeking out high-quality companies whose stocks trade in the market at prices significantly less than our estimate of their underlying value. Our objective continues to be providing a broadly diversified portfolio of high-quality investments that meets long-term objectives of most investors. A diversified portfolio can temper volatility and lower portfolio risk as different types of assets (asset classes) react differently to changing market conditions. We feel that the portfolio is positioned to take advantage of these changing market conditions and to provide the investment vehicle to meet your investment goals.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We expect the pace of the economy to slow as we move deeper into 1998; although, if the impact of Asia is weaker than forecasted, domestic growth could return. A slowdown would result in a further decline in interest rates and increased concern over the sustainability of corporate earnings. The effects of such a scenario will be positive to both bonds and interest-rate sensitive stocks. The overall equity market appears to be fairly valued at current prices with stock selection becoming increasingly important in magnitude.



                               bond & stock fund
                             portfolio composition

                       1 - Common Stocks                    43%
                       2 - U.S. Treasuries                  31%
                       3 - Corporate Bonds                   4%
                       4 - Convertible Preferred Stocks      2%
                       5 - Cash/Other                       20%



                                                                     EQUITY FUND

NORTHWEST fund

PORTFOLIO MANAGER: WM ADVISORS, INC.

David Simpson, Senior Portfolio Manager of WM Advisors, Inc., is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.


WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The WM Variable Northwest Fund commenced investing in May 1998. The portfolio has lagged both the S&P 500 and the Russell 2000 due to weakness in small-capitalization stocks, particularly small-cap technology stocks. These equity classes were especially battered by concerns over the effects of the Asian crisis. A number of companies preannounced disappointing earnings as weakness in Asia was compounded by a slowdown in PC demand.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Despite the recent underperformance, we maintain a long-term investment horizon. We will use near-term weakness as an opportunity to add to positions in companies where long-run prospects are strong.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Initial positions were established shortly after the Fund commenced investment operations and there have not been any major shifts in sectors or holdings. We maintain a concentration in technology and bio-tech firms which should lead their industries and continue to focus on companies that benefit from the growth of the Northwest region of the U.S.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We believe that the Fund is invested in strong companies with good long-run prospects. Although we are seeing the negative impacts of Asia, stock valuations appear to have been already discounted for its effects. Recent market performance has been dominated by the very largest stocks. Because the Fund has limited exposure to these "mega-caps", it has underperformed. We believe this trend will not continue in the long-run and valuation of these very large companies may have reached their peak. We feel our valuation discipline will reward our shareholders with long investment horizons.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

The Northwest economy continues to be very strong, although there are signs that growth may be slowing from its recent torrid pace. Boeing is maintaining full employment, although it has stopped hiring and may slightly reduce employment over the next 12-18 months. Microsoft continues to be a powerful economic engine with its heavy investment in research and development (expected to exceed $3 billion over the next year). The rapid growth in the Portland area has slowed recently due to weakness in the semiconductor industry. Overall, the domestic economy continues to support strong growth without significant inflation. However, it is unclear if all of the effects of Asia have rippled through the U.S. economy. Currently, the effects of Asia have only muted growth and inflation. Should the impact be more profound, the markets could be upset by a substantially weaker economy than was previously forecasted.


                      NORTHWEST FUND PORTFOLIO COMPOSITION

                      1 - Technology               26%
                      2 - Other                    16%
                      3 - Consumer Stocks          14%
                      4 - Healthcare               12%
                      5 - Financials                9%
                      6 - Capital Goods             7%
                      7 - Basic Industry            7%
                      8 - Transportation            5%
                      9 - Telecommunications        3%
                     10 - Media                     1%

Differences from financial statements are a result of a consolidation of industries or sectors.

                                                                     EQUITY FUND

EMERGING GROWTH FUND
PORTFOLIO MANAGER: WM ADVISORS, INC.

The Emerging Growth Fund is co-managed by Dave Simpson and Linda Walk of WM Advisors, Inc. Mr. Simpson and Ms. Walk began managing the Fund on March 23, 1998. Both managers are Chartered Financial Analysts and have experience in small-cap management.

PERFORMANCE REVIEW:

The Fund gained 13.03% during the past year, while one benchmark, the Russell 2000 Index, gained 16.50%. Despite significant efforts to improve performance, the past six months proved to be a very difficult period for the Fund. Severe market swings buffeted performance, and we were unable to close the performance gap with the benchmark Index.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund appreciated 3.70% during the six-month period ended June 30, 1998. The performance was slightly under the small-cap market, as measured by the Russell 2000 Index.

The performance of the WM Emerging Growth Fund was negatively impacted by the underperformance of small-capitalization companies relative to large-capitalization companies. During the past six-months, large-caps appreciated more than three times as much as stocks of smaller companies. The portfolio has lagged both the S&P 500 and the Russell 2000 due to weakness in small-cap growth stocks, particularly small-cap technology stocks. These equity classes were especially affected by concerns over the effects of the Asian crisis. A number of companies preannounced disappointing earnings as weakness in Asia was compounded by a slowdown in PC demand.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although the Fund reported positive performance, the "flight to large", liquid stocks hampered the performance of the Emerging Growth Fund, which invests in small capitalization companies. Investors poured money into the largest domestic companies with more predictable earnings streams during this period of market uncer-

Inception*|1/12/94         10000               10000               10000
                           10160                9729                9964
Mar                         9950                9305                9439
                            9720                9425                9495
                            9800                9579                9388
Jun                         9530                9344                9072
                            9880                9651                9221
                           10350               10046                9734
Sep                        10520                9801                9701
                           11010               10020                9662
                           10240                9656                9272
Dec 94                     10530                9799                9520
                           10530               10053                9401
                           10830               10444                9792
Mar                        10790               10752                9959
                           10630               11068               10180
                           10630               11510               10355
Jun                        11454               11777               10893
                           12267               12167               11520
                           12659               12197               11759
Sep                        13261               12712               11969
                           12789               12667               11434
                           13010               13222               11914
Dec 95                     13793               13477               12229
                           13592               13935               12215
                           14375               14065               12596
Mar                        15319               14200               12853
                           15791               14408               13541
                           16443               14780               14075
Jun                        15828               14836               13496
                           13835               14181               12318
                           14950               14480               13034
Sep                        15539               15295               13543
                           15095               15717               13335
                           15240               16904               13884
Dec 96                     15177               16569               14248
                           14672               17603               14533
                           14311               17741               14180
Mar                        13309               17014               13510
                           13381               18029               13548
                           14920               19126               15055
Jun                        15678               19982               15700
                           15765               21573               16431
                           15929               20365               16807
Sep                        16990               21486               18037
                           16707               20768               17245
                           16880               21730               17133
Dec 97                     17090               22103               17433
                           16903               22349               17158
                           18379               23960               18425
Mar                        19166               25187               19185
                           19045               25441               19290
                           17668               25004               18250
Jun 98                     17721               26019               18289


The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

*Index total returns were calculated from 1/31/94 to 6/30/98. The Standard
& Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor and Administrator waived a portion of their management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

TOTAL RETURNS AS OF 6/30/98                                 SIX MONTH     ONE YEAR    SINCE INCEPTION**
                                                                                      (January 12, 1994)
Fund                                                            3.70%       13.03%       13.68%
Standard & Poor's Composite Index of 500 Stocks*               17.71%       30.21%       24.17%
Russell 2000 Index*                                             4.93%       16.50%       14.65%


**Annualized
tainty. With the collapse in Asia, it was difficult to predict the underlying effects on domestic companies. The small-cap technology firms have not yet rebounded and their performance was not as strong as some of the larger technology firms. Examples include Radisys and In Focus Systems. Radisys designs and produces embedded computer solutions, while In Focus builds portable projectors for multimedia presentations. Both companies have struggled recently, but we maintain our positions as our long-term outlook looks good.

Prior to March, the Fund was managed by earnings momentum -- a growth style. Stocks were bought on earnings growth and were sold when prices fell. Although large-cap growth investing led the market, this style has not performed well in the small-cap market recently. The Fund is now managed with more of a value style -- looking for good companies at good prices. We will now use near-term weakness as an opportunity to add to positions in companies where long-run prospects are strong.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We took over management of the Fund in March of 1998 and began to subtly reshape the portfolio. We increased concentrations in emerging growth industries such as technology and healthcare and reduced holdings in consumer discretionary stocks, particularly restaurants. We believe that these new positions will add to performance over the long-run as the industries are growing faster than the economy as a whole.

We intend to shift focus to stocks with lower relative valuations. These stocks may be currently out of favor, but have strong fundamentals and good business prospects. The net effect on the Fund will be a lower overall price-to-earnings ratio as these more moderately priced companies are included in the portfolio. This will work to reduce risk given the high valuations of domestic equities. We had success with Icos, a biopharmaceutical firm that currently has eight products in Phase II trials for approval. A medical equipment firm, ATL Ultrasound, was recently purchased and has been a strong performer.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The market has been dominated by the large- cap stocks. We believe that this trend will not continue in the long-run and that valuations of these very large companies may have reached excessive levels. It seems likely that the performance gap between large and small companies will close and our valuation discipline will reward our shareholders over the long run. The Fund focuses on companies with a strong management teams and excellent long-term prospects. We attempt to buy stocks below their intrinsic value with the expectation that their value will ultimately be realized.

It is important for investors to maintain a long-term focus when investing in small-cap equities. These stocks tend to be more volatile than large-cap stocks, but long-term results have been very favorable.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

The domestic economy continues to support strong growth without significant inflation. However, it is unclear if all of the effects of Asia have rippled through the U.S. economy. Currently, the effects of Asia have only muted growth and inflation. Should the impact be more profound, the markets could be upset by a substantially weaker economy than was previously forecast. The tight labor market could cause inflationary pressures, although currently inflation is well contained.

These factors will play an important role in the overall performance of financial assets as stocks benefit from a low inflation, low interest rate environment.

                              EMERGING GROWTH FUND
                             PORTFOLIO COMPOSITION

                     1 - Technology                     22%
                     2 - Other                          18%
                     3 - Consumer Stocks                17%
                     4 - Healthcare                     14%
                     5 - Financials                     12%
                     6 - Media                           7%
                     7 - Energy                          3%
                     8 - Transportation                  3%
                     9 - Business Services               2%
                    10 - Electrical Equipment            2%

 Differences from Financial Statements are a result of a consolidation of industries or sectors.



                                                                     EQUITY FUND

INTERNATIONAL GROWTH FUND


PORTFOLIO MANAGER: WARBURG PINCUS ASSET MANAGEMENT, INC.

The following team has been primarily responsible for managing the WM International Growth Fund. Richard H. King, Senior Managing Director, joined the firm in 1989 to found the department and has 33 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior fund manager at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Vincent J. McBride, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He was an international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

PERFORMANCE REVIEW:

From the Fund's inception (May 7, 1993) through June 30, 1998, the International Growth Fund's average annual total return was 7.62%. For the six-month period ended June 30, 1998, the Fund's total return was 11.90%. For additional information, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1998?

The Asian region's continued economic and financial problems, as well as strength from a buoyant Europe were factors that affected performance for the six months ended June 30, 1998. Europe, whose markets showed near-universal gains, rose throughout the period on continued economic improvement and robust profit growth. In the second quarter of 1998, Europe's performance was even stronger from the perspective of Dollar-based investors, as most regional currencies rose vs. the Dollar, bucking the recent trend.

Across the Asian region, economic growth continued to contract, and the picture is unlikely to improve dramatically any time soon.

*Index total returns were calculated from 5/31/93 to 6/30/98. The Morgan Stanley Capital International EAFE Index ("EAFE") includes 1,050 companies representing the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries, assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor and Administrator waived a portion of their management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

Inception*|5/7/93            10000          10000
                             10120           9844
Sep                          11080          10497
                             11430          10820
                             10820           9875
Dec 93                       11310          10588
                             11800          11482
                             11890          11450
Mar                          11470          11482
                             11840          11421
                             11890          11356
Jun                          11784          11516
                             12065          11627
                             12246          11902
Sep                          11864          11527
                             12115          11911
                             11643          11324
Dec 94                       11523          11381
                             11021          10944
                             10901          10912
Mar                          11142          11593
                             11473          12029
                             11543          11886
Jun                          11392          11707
                             11980          12420
                             11787          11850
Sep                          11868          12147
                             11676          11967
                             11777          12284
Dec 95                       12284          12690
                             12680          12742
                             12639          12785
Mar                          12771          13056
                             12954          13436
                             12933          13192
Jun                          13044          13249
                             12459          12667
                             12604          12813
Sep                          12913          13127
                             12809          12975
                             13416          13474
Dec 96                       13394          13457
                             13458          12976
                             13540          13187
Mar                          13426          13232
                             13704          13301
                             14537          14165
Jun                          15169          14955
                             15637          15197
                             14286          14062
Sep                          15052          14849
                             13446          13707
                             13021          13567
Dec 97                       13042          13685
                             13180          14311
                             14052          15230
Mar                          14818          15699
                             15190          15823
                             15073          15750
Jun 98                       14594          15868


The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

TOTAL RETURNS AS OF 6/30/98                      SIX MONTHS    ONE YEAR    FIVE YEARS**    SINCE INCEPTION**
                                                                                           (May 7, 1993)
Fund                                                11.90%      -3.79%        7.60%          7.62%
Morgan Stanley Capital International EAFE Index*    16.08%       6.38%       10.34%          9.51%


**Annualized

The near-term earnings outlook from most Asian companies is correspondingly poor, and in some cases it is difficult to gauge earnings prospects at all, especially given the absence of currency stability. Investor sentiment, which had picked up briefly in the first quarter, has once again turned overwhelmingly bearish, exacerbated by growing worries in Japan.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

In the first quarter of 1998, foreign stock markets staged a strong rally, bouncing back convincingly after 1997's fourth quarter. By region, the most impressive results came from Europe, where markets showed across-the-board strength, propelled by robust corporate profits, merger speculation and increased optimism toward the prospects for European Monetary Union. Asian markets generally rose as well, with several of last year's hardest-hit markets rallying sharply.

Non-U.S. equity markets had mixed results in the second quarter of 1998, with performance divided almost entirely along regional lines. Asian/Pacific markets mostly declined, with several falling sharply, amid renewed worries over the region's economic and financial straits. Adding a considerable amount of fuel to the fire was a further deterioration of Japan's economy, as a healthy Japan is requisite for a broad, sustained regional recovery. Asia's weakness had spillover effects on Latin American and, to a lesser extent, Eastern European markets, whose troubles were compounded by the threat of an economic implosion in Russia. Losses in all of these markets were magnified in Dollar terms, as most countries' currencies fell in value against the U.S. Dollar.

The safe harbor through the period was, once again, Europe, where most markets showed gains. Because of the continued strength there, as well as the uncertainty and underperformance in the Asian region, we continued to focus on Europe, which comprised over 75% of the portfolio as of June 30.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Our continued shift away from a lagging Asian region in favor of Europe, helped performance over the six-month period ended June 30, 1998. We further trimmed our Asian-Pacific exposure during the period, reflecting our ongoing concerns about the region. The Fund's exposure to Japan is concentrated in a handful of strong, globally competitive companies, primarily electronics firms. These companies continue to generate strong earnings gains, Asian economic weakness notwithstanding, and their stocks remain reasonably priced vs. those of their global peers.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We expect to maintain this Europe-heavy positioning for at least the near term, given the tailwind that continues to drive these markets. Economic growth, which has improved significantly over the past year, continued pace, with most continental European economies projected to expand by 2.5% to 3% over the next 12 months. Growth in Europe stands to be even higher in 1999, barring a major external shock (e.g., a total collapse in Russia or a significant tightening of U.S. monetary policy).

Also, the interest-rate backdrop remains supportive, local-investor sentiment toward stocks grows increasingly bullish, and foreign sentiment toward Europe remains positive. In short, we maintain our positive outlook regarding Europe, and all things considered, we are comfortable with our current level of exposure.

Asian markets continue to struggle, with no clear improvements likely in the near term. Given this, we have deemed it prudent to maintain a cautious posture, limiting our exposure to only those stocks in which we have a very high level of conviction. This short list of names is concentrated primarily in Hong Kong, Singapore, South Korea and New Zealand.


                INTERNATIONAL GROWTH FUND PORTFOLIO COMPOSITION

                    1-Europe                                   76%
                    2-Far East (excluding Japan)                5%
                    3-Japan                                     8%
                    4-Latin America                             4%
                    5-Cash/Other                                6%
                    6-Australia/New Zealand                     1%

                                                                     EQUITY FUND

INCOME PORTFOLIO

PORTFOLIO MANAGER: STEVE SCOTT

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

ECONOMIC/MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the six-month period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems that the Federal Reserve has been correct in their decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The Strategic Asset Management ("SAM") Income Portfolio remained diversified in four fixed-income funds, representing five major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money markets to long-term corporate bonds shield the Portfolio from drastic swings in one specific area of the fixed-income markets.

The overall investment strategy for the Portfolio is to:

o Maintain a concentration (approximately 30%) in mortgages to boost overall yield

o       Hold a position in cash to manage risk in a volatile market

o Invest over two-thirds of the Portfolio in AAA-rated securities to reduce credit risk

o Maintain a bias towards intermediate-term bonds to take advantage of falling rates and provide positive risk/reward characteristics.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected and if consumption remains strong, the Federal Reserve may be forced to adjust interest rates later in the year. This would be done to prevent the economy from overheating. We believe that inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend portfolio risk of the Fund.

                   INCOME PORTFOLIO
                 PORTFOLIO ALLOCATION               PORTFOLIO COMPOSITION*
         1 - Cash                       10%      1 - Cash Equivalent     21%
         2 - Money Market Fund          10%      2 - Short Term Bonds    12%
         3 - Short Term High Quality             3 - Mortgage-Backed     32%
             Bond Fund                  15%      4 - Treasuries          11%
         4 - U.S. Government                     5 - Corporate Bonds     21%
             Securities Fund            40%      6 - Other Bonds          3%
         5 - Income Fund                25%

* This is a sample only and will not reflect current market positions.

SAM PORTFOLIOS

                                                       FLEXIBLE INCOME PORTFOLIO

PORTFOLIO MANAGER: STEVE SCOTT

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

ECONOMIC/MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the six-month period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Although there are pockets of slowing, the U.S. economy continues to move forward. The bull market continued during the period as large-cap stocks drove market indices higher.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems that the Federal Reserve has been correct in their decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The Strategic Asset Management ("SAM") Flexible Income Portfolio remained diversified in six funds, representing seven major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from cash to foreign stocks shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the Portfolio is to:

o Maintain equity exposure at 20% of assets to participate in the strength of the large-cap market

o   Hold a position in cash to manage risk in a volatile market

o Invest nearly two-thirds of the Portfolio in AAA-rated securities to reduce credit risk

o Maintain a bias towards intermediate-term bonds to take advantage of falling rates and provide positive risk/reward characteristics.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected and if consumption remains strong, the Federal Reserve may be forced to adjust interest rates later in the year. This would be done to prevent the economy from overheating. We believe that inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend portfolio risk on the fixed-income side of the Fund.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks.


                           FLEXIBLE INCOME PORTFOLIO
                              PORTFOLIO ALLOCATION

                    1 - Money Market Fund                   25%
                    2 - Short Term High Quality             10%
                        Bond Fund
                    3 - U.S. Government -                   30%
                        Securities Fund
                    4 - Income Fund                         15%
                    5 - Growth & Income Fund                15%
                    6 - Growth Fund                          5%

                             PORTFOLIO COMPOSITION*

                    1 - Cash Equivalent                     25%
                    2 - Short Term Bonds                    10%
                    3 - Mortgage-Backed                     22%
                    4 - Treasuries                           8%
                    5 - Corporate Bonds                     12%
                    6 - Domestic Stocks                     19%
                    7 - Foreign Stocks                       1%
                    8 - Other Bonds                          2%

                    * This is a sample only and will not reflect current
                      market positions.

                                                                  SAM PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGER: STEVE SCOTT

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW

The Strategic Asset Management ("SAM") Balanced Portfolio returned 11.32% for the six-months ended June 30, 1998. The period was marked with market volatility and change. In March, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund continues to beat its benchmark index for all periods(1) while being managed with an effort to reduce volatility relative to single asset class investments. Results continue to provide a premium over inflation; since inception, the Fund returned 13.45% above the rate of inflation(4).

ECONOMIC/MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Although there are pockets of slowing, the U.S. economy continues to move forward. In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies, the type found among the S&P 500, have appreciated three times as

Inception*|7/00/98               10000               10000               10000               10000
Jun                              10190               10206               10416               10119
Jul                              10680               10443               11233               10392
Aug                              10350               10236               10777               10304
Sep                              10700               10464               11388               10456
Oct                              10390               10333               11005               10608
Nov                              10390               10410               11426               10657
Dec 97                           10470               10504               11655               10764
Jan                              10599               10634               11716               10902
Feb                              11109               10869               12553               10893
Mar                              11409               11037               13176               10931
Apr                              11579               11104               13305               10987
May                              11439               11088               12976               11092
Jun 98                           11654               11190               13415               11186


(1) The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Brothers Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(3) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(4) The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 1.73%. Source: Ibbotson

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


                                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/98            SIX MONTH        ONE YEAR    (June 3, 1997)
Fund                                                    11.32%          14.38%          15.29%
Capital Market Benchmark(1)                              6.53%           9.64%          10.94%


For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. Prior to November 1, 1996, the Advisor waived a portion of its management fees and absorbed other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses, or credits total return would have been lower.

much as small-caps (Russell 2000) so far in 1998.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems that the Federal Reserve has been correct in their decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The SAM Balanced Portfolio remained diversified in five funds, representing eight major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from cash to foreign stocks shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

o Increase equity fund exposure to 65% of assets while slightly reducing fixed-income fund exposure to 35%.

o Increase exposure to European holdings to take advantage of prospects for strength in the region.

o Overweight the equity portion of the portfolio in middle- and large-capitalization stocks.

o Maintain a bias towards intermediate-term bonds to take advantage of falling rates and provide positive risk/reward characteristics.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. The Fund benefited from its emphasis in mid-to large-cap holdings. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. These moves further diversify the assets and, in conjunction with the cash and mortgage position, should work to manage the overall risk levels of the Balanced Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected and if consumption remains strong, the Federal Reserve may be forced to adjust rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend portfolio risk on the fixed-income side of the Fund.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. We are also bullish on foreign equities, especially Europe, where an improving structural foundation also furnishes a positive long-term forecast. By the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained and portfolio risk is not measurably extended.

                               BALANCED PORTFOLIO

       PORTFOLIO ALLOCATION                     PORTFOLIO COMPOSITION*
1 - Money Market Fund           20%           1 - Cash              20%
2 - U.S. Government                           2 - Mortgage-Backed   11%
    Securities Fund             15%           3 - Treasuries         4%
3 - Growth & Income Fund        30%           4 - Other Bonds        1%
4 - Growth Fund                 15%           5 - Small-Cap          3%
5 - International Growth Fund   20%           6 - Mid-Cap           12%
                                              7 - Large-Cap         27%
                                              8 - Foreign Stocks    22%

* This is a sample only and will not reflect current market positions.


                                                                  SAM PORTFOLIOS

CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO MANAGER: STEVE SCOTT

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW

The Strategic Asset Management ("SAM") Conservative Growth Portfolio returned 13.02% for the six months ended June 30, 1998. The period was marked with market volatility and change. In March of 1998, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report that the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund beat its benchmark index for all periods(1), while being managed with an effort to reduce volatility relative to single asset class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund returned 15.40% above the rate of inflation(3).

ECONOMIC/MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to

Inception*|7/00/98               10000               10000               10000
Jun                              10300               10311               10416
Jul                              10860               10702               11233
Aug                              10420               10349               10777
Sep                              10851               10728               11388
Oct                              10421               10413               11005
Nov                              10401               10559               11426
Dec 97                           10492               10671               11655
Jan                              10622               10807               11716
Feb                              11312               11280               12553
Mar                              11713               11598               13176
Apr                              11883               11680               13305
May                              11593               11549               12976
Jun 98                           11859               11741               13415


(1) The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(3) The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 1.73%. Source: Ibbotson

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.


                                                                                SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/98  SIX MONTH           ONE YEAR         (June 3, 1997)
Fund                                         13.02%              15.11%              17.13%
Capital Market Benchmark(1)                  10.03%              13.87%              15.97%

For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. Prior to November 1, 1996, the Advisor waived a portion of its management fee, the Advisor and Administrator absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or credits, total return would have been lower.

increase market volatility until a turnaround becomes visible.

Although there are pockets of slowing, the U.S. economy continues to move forward.

In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies (S&P 500) have appreciated three times as much as small-caps (Russell 2000) in 1998. Style differences also provided a disparity in results in 1998 as growth stocks significantly outperformed value stocks in both the large- and the mid-sized capitalization areas. Small-cap growth continued to be the worst performing domestic equity sector. The backlash of the Asian crisis on global equity markets was quite pronounced, as results across Asia and Latin America were very poor. Europe on the other hand, proved resilient, outpacing even the high-flying large-cap domestic markets in the period.

INVESTMENT STRATEGY

The SAM Conservative Growth Portfolio remained diversified in six funds, representing seven major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from cash to foreign stocks shield the Portfolio from drastic market swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

o Increase exposure to European holdings to take advantage of prospects for strength in the region.

o Overweight the equity portion of the portfolio in core domestic mid- to large-capitalization stocks.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as manage overall portfolio risk levels. The Fund benefited from its emphasis in mid- to large-cap holdings, whose strong performance offset underperformance by the small-cap position. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. These moves further diversify the assets and, in conjunction with the cash position, should work to manage the overall risk levels of the Conservative Growth Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected and if consumption remains strong, the Federal Reserve may be forced to adjust rates later in the year. This would be done to prevent the economy from overheating. We believe that inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. Current low levels of interest rates and inflation also provide support for equities. We are also bullish on foreign equities, especially Europe, where an improving structural foundation also furnishes a positive long-term forecast. By the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained and portfolio risk is not measurably extended.

                         CONSERVATIVE GROWTH PORTFOLIO
                              PORTFOLIO ALLOCATION

                    1 - Money Market Fund                   10%
                    2 - U.S. Government Securities Fund      5%
                    3 - Growth & Income Fund                35%
                    4 - Growth Fund                         20%
                    5 - Emerging Growth Fund                10%
                    6 - International Growth Fund           20%


                             PORTFOLIO COMPOSITION*

                    1 - Cash                                12%
                    2 - Mortgage-Backed                      4%
                    3 - Treasuries                           1%
                    4 - Small-Cap                           10%
                    5 - Mid-Cap                             17%
                    6 - Large-Cap                           33%
                    7 - Foreign Stocks                      23%

*This is a sample only and will not reflect current market positions.

                                                                  SAM PORTFOLIOS
                                                                              29

STRATEGIC GROWTH portfolio

PORTFOLIO MANAGER:
STEVE SCOTT

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager Steve Scott. Mr. Scott is a pioneer in the asset allocation business, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA.

PERFORMANCE REVIEW

The Strategic Asset Management ("SAM") Strategic Growth Portfolio returned 15.97% for the six months ended June 30, 1998. The period was marked with market volatility and change. In March of 1998, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report that the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. Although the Fund underperformed its benchmark index(3) (the S&P 500), it is managed with an effort to reduce volatility relative to single asset class investments. The Fund participated in the appreciation of the large-cap market, but the underperformance of small-caps and international stocks hurt overall performance.

ECONOMIC/MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Although there are pockets of slowing, the U.S. economy continues to move forward.

Inception*|7/00/98          10000          10000          10000
Jun                         10320          10446          10119
Jul                         10970          11275          10912
Aug                         10550          10648          10469
Sep                         11040          11232          11063
Oct                         10610          10857          10691
Nov                         10630          11360          11101
Dec 97                      10700          11555          11323
Jan                         10861          11683          11382
Feb                         11711          12526          12195
Mar                         12263          13167          12800
Apr                         12454          13300          12926
May                         12152          13071          12606
Jun 98                      12503          13602          13032

The line graph above and the following total returns do not reflect administrative fees or other expenses charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

1 The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. For additional information regarding the individual index, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

3       The stated goals may or may not be met and are in no way a guarantee.


                                                                                   Since Inception
Average Annual Total Returns as of 6/30/98              Six Month      One Year     (June 3, 1997)
Fund                                                     15.97%          20.24%         22.20%
Capital Market Benchmark(1)                              17.72%          30.21%         32.84%

For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed certain other expenses, and the Section Custodian allowed credits. Prior to November 1, 1996, the Advisor waived a portion of its management fee and absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or credits, total return would have been lower.

In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies (S&P 500) have appreciated three times as much as small-caps (Russell 2000) in 1998. Style differences also provided a disparity in results in 1998 as growth stocks significantly outperformed value stocks in both the large- and the mid-sized capitalization areas. Small-cap growth continued to be the worst performing domestic equity sector. The backlash of the Asian currency crisis on global equity markets was quite pronounced, as results across Asia and Latin America were very poor. Europe on the other hand, proved resilient, outpacing even the high flying large-cap domestic markets in the period.

INVESTMENT STRATEGY

The SAM Strategic Growth Portfolio remained diversified in six funds, representing six major asset classes. This diversification enables the Portfolio to manage risk during periods of market volatility. The diversified portfolio of equity classes shield the Portfolio from drastic swings in one specific area of the global markets.

The overall investment strategy for the period was to:

o Decreased domestic equity exposure while increasing foreign positions and maintaining fixed-income concentration in an attempt to manage risk.

o Increase exposure to European holdings to take advantage of prospects for strength in the region.

o Overweight the equity portion of the portfolio in core domestic mid- to large-capitalization stocks.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. The Fund benefited from its emphasis in mid- to large-cap holdings, whose strong performance offset underperformance by the small-cap position. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. We reduced our position in fixed-income and now maintain a nearly fully invested Portfolio. This reflects our positive long-term outlook on equities, and we feel the diversified positions should help to manage the overall risk levels of the Strategic Growth Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected and if consumption remains strong, the Federal Reserve may be forced to adjust rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable, and Chairman Greenspan has been very effective in interest rate policy during this new paradigm.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. Current low levels of interest rates and inflation also provide support for equities. We are also bullish on foreign equities, especially Europe, where an improving structural foundation also furnishes a positive long-term forecast. By the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained and portfolio risk is not measurably extended.

STRATEGIC GROWTH portfolio
portfolio allocation
1 Money Market Fund            5%
2 Short Term High Quality      6%
  Bond Fund
3 Growth & Income Fund        30%
4 Growth Fund                 29%
5 Emerging Growth Fund        10%
6 International Growth Fund   20%

portfolio composition*

1 Cash                         7%
2 Bonds                        6%
3 Small-Cap                   10%
4 Mid-Cap                     18%
5 Large-Cap                   35%
6 Foreign Stocks              24%

* This is a sample only and will not reflect current market positions.

                                                                  SAM PORTFOLIOS

PORTFOLIO of INVESTMENTS
MONEY MARKET FUND
JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------
COMMERCIAL PAPER - (DOMESTIC) - 35.8%
$ 1,500,000  American Express Credit Corporation,
               5.510% due 7/23/1998.................  $ 1,494,949
  1,500,000  Beneficial Corporation,
               5.580% due 7/17/1998.................    1,496,300
    750,000  Columbus University New York,
               5.600% due 8/07/1998.................      745,722
  1,500,000  Deere & Company,
               5.500% due 7/27/1998.................    1,494,042
  1,500,000  Ford Motor Company,
               5.540% due 7/28/1998.................    1,493,767
  1,500,000  General Electric Capital Corporation,
               5.510% due 8/05/1998.................    1,491,964
  1,500,000  Goldman Sachs Group, L.P.,
               5.520% due 8/26/1998.................    1,487,120
  1,100,000  National Rural Utilities Cooperative
               Finance Corporation,
               5.550% due 7/28/1998.................    1,095,421
  1,500,000  Weyerhaeuser Real Estate Company,
               5.530% due 7/24/1998.................    1,494,700
                                                       ----------
             Total Commercial Paper - (Domestic)
               (Cost $12,293,985)...................   12,293,985
                                                       ----------
COMMERCIAL PAPER - (FOREIGN) - 16%
  1,500,000  Statoil, (Den Norske Stats
               Oeljelselskap A/S)
               5.520% due 8/20/98...................    1,497,930
  1,000,000  Toshiba America Capital Corporation,
               5.600% due 8/10/1998.................      993,778
  1,500,000  Toyota Motor Credit Corporation,
               5.500% due 7/24/1998.................    1,494,672
  1,500,000  Xerox Capital (Europe) PLC,
               5.530% due 8/06/1998.................    1,491,705
                                                       ----------
             Total Commercial Paper - (Foreign)
               (Cost $5,478,085)....................    5,478,085
                                                       ----------
CERTIFICATES OF DEPOSIT - (YANKEE) - 10.2%
  1,000,000  Creditanstalt Bankverein, NY,
               5.890% due 11/17/1998................    1,000,527
  1,000,000  Credit Suisse First Boston, NY,
               5.740 due 1/07/1999..................    1,000,000
  1,500,000  Societe Generale NY,
               5.570% due 5/07/1999.................    1,499,306
                                                       ----------
             Total Certificates of
               Deposit - (Yankee)
               (Cost $3,499,833)....................    3,499,833
                                                       ----------

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------
MEDIUM TERM NOTES - 30.1%
$ 1,000,000  Bank Boston, N.A.
               5.760% due 10/06/1998+...............  $   999,857
  1,500,000  Federal Farm Credit Bank, (FFCB),
               5.510% due 08/03/1998................    1,500,000
             Federal Home Loan Bank, (FHLB),
  1,000,000  5.625% due 03/02/1999..................    1,000,000
  1,000,000  5.650% due 03/12/1999..................    1,000,000
  1,500,000  Federal National Mortgage Association
               (FNMA),
               5.530% due 3/11/1999.................    1,498,772
  1,500,000  IBM Credit Corporation,
               5.520% due 7/15/1998.................    1,496,780
  1,175,000  Keystone Group Inc., Prerefunded to
               09/02/1998,
               9.750% due 9/01/2003.................    1,222,360
  1,000,000  Keybank, N.A.,
               5.690% due 07/31/1998+...............      999,944
    600,000  Student Loan Marketing Association,
               (SLMA)
               5.820% due 9/16/1998.................      600,126
                                                       ----------
             Total Medium-Term Notes (Cost
               $10,317,839).........................   10,317,839
                                                       ----------

TAXABLE VARIABLE RATE DEMAND OBLIGATION - 4.4%
  1,500,000  DBSI First Mortgage 1998 Corporation,
               (LOC: U.S. Bank, N.A.)
               5.600% due 7/15/2005+
               (Cost $1,500,000)....................    1,500,000
                                                       ----------

REPURCHASE AGREEMENT - 3.0%
  1,038,000  Agreement with Goldman Sachs Group,
               5.500% dated 6/30/1998, to be
               repurchased at $1,038,159 on
               7/01/1998, collateralized by $763,278
               U.S. Treasury Note, 8.875% due
               08/15/2017 (Market Value
               $1,064,462)(Cost $1,038,000).........    1,038,000
                                                       ----------

TOTAL INVESTMENTS (Cost $34,127,742*).......   99.5%    34,127,742
OTHER ASSETS AND LIABILITIES (NET)..........    0.5        159,078
                                              -----    -----------
NET ASSETS..................................  100.0%   $34,286,820
                                              =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

+ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
SHORT TERM HIGH QUALITY BOND FUND
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
CORPORATE NOTES - 31.0%
$  100,000  Colonial Realty, Sr. Note,
              7.500% due 07/15/2001.................  $   103,500
   720,000  Crane Company, Note,
              7.250% due 06/15/1999.................      728,287
 1,000,000  CSX Corporation, Deb.,
              9.500% due 08/01/2000.................    1,064,480
   100,000  ERP Operating LP,
              8.500% due 05/15/1999++...............      101,886
   250,000  Federated Department Stores,
              6.790% due 07/15/2027.................      255,762
 1,000,000  General Electric Capital Corporation,
              MTN,
              5.800% due 04/24/2000.................    1,000,000
   300,000  GMAC, Notes,
              8.625% due 06/15/1999.................      307,431
   200,000  Lockheed Martin Corporation,
              6.850% due 05/15/2001.................      204,250
            Lyondell Petrochemical Company:
   100,000  9.125% due 03/15/2002...................      107,954
   150,000  9.750% due 09/04/2003++.................      169,192
   985,000  McDonnell Douglas Financial, MTN, Sub.
              Note,
              6.710% due 07/19/2000.................      995,648
 1,000,000  Merrill Lynch, MTN,
              6.100% due 10/04/1999.................    1,004,580
   100,000  Nabisco Pass Through Assets, Bond,
              6.300% due 08/26/1999++...............       99,920
   250,000  Oasis Residential Inc.,
              6.750% due 11/15/2001.................      252,813
   250,000  Southern National Corporation, Sub.
              Note,
              7.050% due 05/23/2003.................      258,925
   600,000  Sun Communities, Inc., Sr. Note,
              7.625% due 05/01/2003.................      621,684
   100,000  Susa Partnership LP,
              7.125% due 11/01/2003.................      102,500
            Taubman Realty Corporation:
   100,000  8.000% due 06/15/1999...................      101,638
   100,000  MTN,
              7.500% due 06/15/2002.................      103,279
    50,000  Time Warner, Inc.,
              7.950% due 02/01/2000.................       51,378
 1,000,000  Travelers, Inc., Note,
              6.125% due 06/15/2000.................    1,005,000
   250,000  US West Capital Funding, Inc.,
              6.125% due 07/15/2002.................      250,005
                                                       ----------
            Total Corporate Notes
              (Cost $9,303,845).....................    8,890,112
                                                       ----------

U.S. TREASURY NOTES - 17.3%
 1,550,000  6.375% due 01/15/1999...................    1,557,998
   600,000  6.250% due 08/31/2002...................      615,654
   650,000  5.250% due 01/31/2001...................      645,938
   650,000  5.625% due 02/28/2001...................      651,625
 1,500,000  5.625% due 02/15/2006...................    1,506,090
                                                       ----------
            Total U.S. Treasury Notes
              (Cost $4,971,612).....................    4,977,305
                                                       ----------

ASSET-BACKED SECURITIES - 16.4%
 1,200,000  BankBoston RV Trust 1997-1 A4,
              6.330% due 04/15/2004.................    1,200,000
   250,000  Carco Auto Loan Master Trust, 1997-1-A,
              6.689% due 08/15/2004.................      253,279

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
            Green Tree Financial Corporation:
$  250,000  1995-1-B2,
              9.200% due 06/15/2025.................  $   277,174
   200,000  1995-6-B1,
              7.700% due 09/15/2026.................      203,609
   100,000  Green Tree Home Equity Loan Trust,
              1997-B-A5,
              7.150% due 04/15/2027.................      102,167
   165,000  Green Tree Home Improvement, 1995-DB2,
              7.450% due 09/15/2025.................      167,214
    45,449  Green Tree Recreational, Equipment &
              Consumer, 1996-A, Class A1,
              5.550% due 02/15/2018.................       45,249
   100,000  H & T Master Trust,
              8.430% due 08/15/2002++...............      100,141
   350,000  MBNA Master Credit Card Trust, 1995-E,
              Class A,
              5.876% due 1/15/2005..................      351,638
            Merrill Lynch Mortgage Investors, Inc.:
     4,688  1991-B-A,
              9.200% due 04/15/2011.................        4,712
    37,841  1991-I-A,
              7.650% due 01/15/2012.................       38,150
    74,043  1992-B-A4,
              7.850% due 04/15/2012.................       76,045
   322,695  Mid-State Trust, Series 4, Class A,
              8.330% due 04/01/2030.................      352,081
    30,885  Sec Pac Manufacturing Housing, 95-1,
              Class A1,
              6.500% due 04/10/2020.................       30,946
   700,000  Standard Credit Card Master Trust,
              1994-4, Class A
              8.250% due 11/07/2003.................      745,934
   500,000  The Money Store, Inc. 1997-C,
              6.307% due 08/15/2012.................      500,625
   248,723  World Omni Automobile Lease
              Securitization, 1996-B,
              6.850% due 11/15/2002++...............      252,609
                                                       ----------
            Total Asset-Backed Securities (Cost
              $4,184,539)...........................    4,701,573
                                                       ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 15.4%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 10.2%
   125,095  #1991, Seasoned,
              9.000% due 04/20/2025.................      133,121
    42,451  #121425, Seasoned,
              11.000% due 04/15/2015................       47,711
    91,158  #140834, Seasoned,
              11.000% due 12/15/2015................      102,454
    23,809  #144538, Seasoned,
              11.000% due 12/15/2015................       26,812
    87,418  #151670, Seasoned,
              11.000% due 12/15/2015................       98,251
   271,952  #213862, Seasoned,
              10.000% due 09/15/2018................      298,399
   146,800  #225305, Seasoned,
              10.000% due 02/15/2018................      161,076
    26,101  #234561, Seasoned,
              10.000% due 12/15/2017................       28,611
    36,151  #254937, Seasoned,
              10.000% due 06/15/2019................       39,627
    79,924  #257814, Seasoned,
              10.000% due 09/15/2018................       87,696

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - (CONTINUED)
$  232,217  #264735, Seasoned,
              10.000% due 02/15/2019................  $   254,800
   142,171  #289333, Seasoned,
              10.000% due 05/15/2020................      156,258
   206,748  #291116, Seasoned,
              10.000% due 06/15/2020................      227,054
    72,928  #293511, Seasoned,
              10.000% due 07/15/2020................       80,209
   267,073  #400224, Seasoned,
              8.000% due 06/15/2009.................      277,505
   328,220  #453963, Seasoned,
              8.000% due 08/15/2012.................      340,013
   174,993  #780081, Seasoned,
              10.000% due 02/15/2025................      192,011
    43,220  #780121, Seasoned,
              10.000% due 04/15/2025................       47,535
    41,869  #780141, Seasoned,
              10.000% due 12/15/2020................       45,982
   262,261  #780317, Seasoned,
              9.000% due 12/15/2020.................      282,421
                                                       ----------
            Total GNMAs (Cost $2,918,680)...........    2,927,546
                                                       ----------

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 2.7%
   109,905  Federal Home Loan Mortgage Corporation
              (FHLMC),
              #845988,
              7.859% due 11/01/2021+................      114,353
            Federal National Mortgage Association
              (FNMA):
   202,300  #82247,
              6.250% due 04/01/2019+................      203,564
    44,837  #124571,
              7.649% due 11/01/2022+................       46,378
   144,737  #141461,
              7.577% due 11/01/2021.................      147,202
    58,540  #152205,
              7.398% due 01/01/2019+................       60,433
   197,497  #313257,
              6.258% due 11/01/2035.................      198,732
                                                       ----------
            Total ARMs (Cost $764,988)..............      770,662
                                                       ----------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 1.2%
   121,316  5 Year Balloon, GOLD, #G50135,
              5.500% due 03/01/1999.................      120,792
   204,133  #A01226, Seasoned,
              9.500% due 08/01/2016.................      221,282
                                                       ----------
            Total FHLMCs (Cost $341,916)............      342,074
                                                       ----------

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.3%
$  352,876  #313641, Seasoned,
              8.500% due 11/01/2017 (Cost
              $369,946).............................  $   370,298
                                                       ----------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost $4,395,530)...    4,410,580
                                                       ----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.6%
            Countrywide Funding Corporation:
    24,927  1994-1-A3,
              6.250% due 03/25/2024.................       24,701
   500,000  1994-2-A8,
              6.500% due 02/25/2009.................      498,905
   106,083  Federal Home Loan Mortgage Corporation
              (FHLMC), P/O, REMIC, #1719-C,
              Zero coupon due 04/15/1999............      102,901
            General Electric Capital Mortgage
              Services:
    79,082  1994-27-A1,
              6.500% due 07/25/2024.................       78,918
 1,150,000  1996-HE3 A3,
              7.150% due 09/25/2026.................    1,181,886
   248,666  Norwest Asset Securities Corporation,
              1996-5-A13,
              7.500% due 11/25/2026.................      250,143
   126,780  Prudential Home Mortgage Security,
              1993-43-A1,
              5.400% due 10/25/2023.................      125,869
   350,000  Residential Asset Securitization Trust,
              1997-A6,
              7.250% due 12/12/2012.................      355,031
   145,780  Residential Funding Mortgage
              Securitazation, 1997-S13-A8,
              7.100% due 09/25/2027.................      146,990
    13,034  Ryland Acceptance Corporation,
              8.950% due 08/20/2019.................       13,046
                                                       ----------
            Total Collateralized Mortgage
              Obligations (Cost $2,751,859).........    2,778,390
                                                       ----------

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
FOREIGN GOVERNMENT BONDS - 3.5%
$1,000,000  Ontario (Province of Canada),
              6.125% due 06/28/2000 (Cost
              $1,004,007)...........................  $ 1,005,350
                                                       ----------

REPURCHASE AGREEMENT - 5.8%
 1,663,000  Agreement with Goldman Sachs Group,
              5.500% dated 06/30/1998, to be
              repurchased at $1,663,254 on
              07/01/1998, collateralized by
              $1,216,820 U.S. Treasury Note, 8.875%
              due 08/15/2017. (Market Value
              $1,696,968) (Cost $1,663,000).........    1,663,000
                                                       ----------

TOTAL INVESTMENTS (Cost $28,274,392*).......   99.0%    28,426,310
OTHER ASSETS AND LIABILITIES (NET)..........    1.0        278,111
                                              -----    -----------
NET ASSETS..................................  100.0%   $28,704,421
                                              =====    ===========

---------------------
  * Aggregate cost for federal tax purposes.

  + Variable rate security. The interest rate shown reflects the rate currently in effect.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NUMBER OF                                               UNREALIZED
CONTRACTS                                             (DEPRECIATION)
---------                                             --------------
 FUTURES CONTRACTS - SHORT POSITION
       11    U.S. Treasury Note, Five Year,
               September 1998.......................   $     (6,179)
                                                       ============

                               GLOSSARY OF TERMS

BALLOON      --   Five- and seven-year mortgages
                  with larger dollar amounts of
                  payments falling due in the later
                  years of the obligation
GOLD         --   Payments are on accelerated 45-day
                  payment cycle instead of 75-day
                  payment cycle
LP           --   Limited Partnership
MTN          --   Medium Term Note
P/O          --   Principal Only
REMIC        --   Real Estate Mortgage Investment
                  Conduit

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 38.6%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 21.5%
$2,698,844  7.000% due 11/01/2012-01/15/2028........  $ 2,741,837
 7,603,055  7.500% due 01/15/2023-11/15/2023........    7,821,567
 1,110,191  8.000% due 07/15/2026-06/15/2027........    1,150,435
    60,227  9.000% due 08/15/2021...................       64,743
                                                       ----------
            Total GNMAs (Cost $11,557,473)..........   11,778,582
                                                       ----------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 15.5%
            GOLD:
 1,028,333  5.500% due 12/01/2008...................    1,006,255
 2,440,603  6.000% due 01/01/2013...................    2,416,953
   978,026  6.500% due 01/01/2028...................      975,268
 3,143,813  7.000% due 04/01/2008-01/01/2013........    3,204,939
   852,932  8.750% due 01/01/2013...................      893,361
                                                       ----------
            Total FHLMCs (Cost $8,409,550)..........    8,496,776
                                                       ----------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.6%
   564,328  8.000% due 05/01/2022...................      587,606
   290,722  8.500% due 02/01/2023...................      305,075
                                                       ----------
            Total FNMAs (Cost $890,953).............      892,681
                                                       ----------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost
              $20,857,976)..........................   21,168,039
                                                       ----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 37.3%
            Federal National Mortgage Association
              (FNMA), REMIC, Pass-through
              certificates:
   857,072  Trust 89-90, Class E,
              8.700% due 12/25/2019.................      902,600
 5,003,470  Trust 92-55, Class DZ,
              8.000% due 04/25/2022.................    5,363,070
 6,045,158  Trust 92-83, Class X,
              7.000% due 02/25/2022.................    6,081,007
 1,111,119  Trust 93-159, Class PA, (P/O),
              Zero coupon due 01/25/2021............    1,045,140
   620,391  Trust 94-57, Class C, (P/O),
              Zero coupon due 01/25/2024............      584,135
 5,000,000  Trust 98-32, Class E
              6.500% due 05/17/2026.................    5,004,688
   489,313  Guaranteed Mortgage Corporation III,
              (GNMA-CMB), Trust B, Class 1,
              9.000% due 12/01/2007.................      486,406
 1,000,000  Residential Funding Mortgage Security,
              Trust 92-S39, Class A8,
              7.500% due 11/25/2007.................    1,024,060
                                                       ----------
            Total Collateralized Mortgage
              Obligations (Cost $18,707,628)........   20,491,106
                                                       ----------

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------

U.S. TREASURY OBLIGATIONS - 15.4%

    U.S. TREASURY BONDS - 11.2%
$  300,000  12.750% due 11/15/2010..................  $   427,266
 3,300,000  6.250% due 08/15/2023...................    3,533,046
 1,939,000  6.625% due 02/15/2027**.................    2,189,558
                                                       ----------
            Total U.S. Treasury Bonds
              (Cost $5,676,667).....................    6,149,870
                                                       ----------

    U.S. TREASURY NOTES - 4.2%
 1,400,000  6.375% due 05/15/2000...................    1,420,776
   150,000  6.500% due 08/15/2000...................      151,430
   325,000  6.625% due 03/31/2002...................      336,629
   350,000  6.250% due 02/15/2007...................      366,517
                                                       ----------
            Total U.S. Treasury Notes
              (Cost $2,236,199).....................    2,275,352
                                                       ----------
            Total U.S. Treasury Obligations
              (Cost $7,912,866).....................    8,425,222
                                                       ----------

REPURCHASE AGREEMENT - 8.0%
 4,381,000  Agreement with Goldman Sachs, 5.500%
              dated 06/30/1998, to be repurchased at
              $4,381,669 on 07/01/1998,
              collateralized by $3,207,980 U.S.
              Treasury Note 8.875% due 08/15/2017.
              (Market Value - $4,473,825) (Cost
              $4,381,000)...........................    4,381,000
                                                       ----------

TOTAL INVESTMENTS (Cost $51,859,470*).......   99.3%    54,465,367
OTHER ASSETS AND LIABILITIES (NET)..........    0.7        400,888
                                              -----    -----------
NET ASSETS..................................  100.0%   $54,866,255
                                              =====    ===========

---------------------
 * Aggregate cost for federal tax purposes.

** A portion or all of the securities are pledged as collateral for reverse repurchase agreements (Note 4).

                               GLOSSARY OF TERMS

GOLD       --   Payments are on an accelerated
                45-day payment cycle instead of
                75-day payment cycle
P/O        --   Principal Only
REMIC      --   Real Estate Mortgage Investment
                Conduit

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INCOME FUND
JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------
CORPORATE BONDS AND NOTES - 90.0%

    TRANSPORTATION - 18.8%
$ 1,750,000  Carnival Corporation, Deb.,
               7.200% due 10/01/2023................  $ 1,833,125
  1,000,000  Conrail, Inc., Deb.,
               9.750% due 06/15/2020................    1,346,250
  1,000,000  Continental Airlines, Inc.,
               Pass-through certificates, Series
               974C,
               6.800% due 01/02/2007................    1,016,250
  1,000,000  Norfolk Southern Corporation,
               7.800% due 05/15/2027................    1,160,000
  2,000,000  Southwest Airlines Company,
               Pass-through certificates, 94-A,
               Class A-4,
               9.150% due 07/01/2016................    2,395,000
  1,300,000  United Air Lines, Inc., Pass-through
               certificates,
               9.560% due 10/19/2018................    1,621,750
                                                       ----------
                                                        9,372,375
                                                       ----------

    FINANCIAL - 18.5%
    500,000  American General Corporation,
               Sinking Fund Deb.,
               7.500% due 07/15/2025................      556,250
    400,000  Banc One Corporation, Sub. Note,
               10.000% due 08/15/2010...............      521,500
  1,000,000  Barclays North American Capital
               Corporation, Capital Note,
               9.750% due 05/15/2021................    1,142,500
     82,000  Barnett Banks, Florida, Inc., Sub.
               Note,
               10.875% due 03/15/2003...............       97,580
     50,000  Chase Manhattan Corporation, Sub. Note,
               8.000% due 06/15/1999................       50,937
    230,000  Citicorp, Sub. Note,
               8.625% due 12/01/2002................      251,850
             First Chicago Corporation, Sub. Note:
    600,000  11.250% due 02/20/2001.................      675,750
    100,000  9.250% due 11/15/2001..................      109,500
     40,000  First Interstate Bancorp, MTN,
               9.375% due 11/15/1998................       40,456
  1,000,000  First Tennessee National Corporation,
               Sub. Capital Note,
               10.375% due 06/01/1999...............    1,037,500
  1,040,000  Fleet/Norstar Financial Group Inc.,
               Sub. Note,
               9.900% due 06/15/2001................    1,144,000
    400,000  Ford Holdings, Inc., Deb.,
               9.375% due 03/01/2030................      532,000
  1,000,000  Hartford Life Insurance Company,
               7.650% due 06/15/2027................    1,121,250
  1,100,000  NCNB Corporation, Sub. Note:
               9.375% due 09/15/2009................    1,368,125
    516,000  Security Pacific Corporation, Sub.
               Note,
               11.500% due 11/15/2000...............      577,275
                                                       ----------
                                                        9,226,473
                                                       ----------

    INDUSTRIAL - 18.4%
  1,000,000  Boeing Company, Deb.,
               8.750% due 08/15/2021................    1,282,500
  1,500,000  Caterpillar, Inc., Sinking Fund Deb.,
               9.750% due 06/01/2019................    1,620,000
             Ford Motor Company, Deb.:
    250,000  8.875% due 01/15/2032..................      322,812
    600,000  8.875% due 11/15/2022..................      666,750

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------
$ 1,000,000  General Motors Corporation, Deb.,
               9.400% due 07/15/2021................  $ 1,311,250
    250,000  HIH Capital LTD
               7.50% due 9/25/2006..................      180,000
  1,500,000  Lockheed Martin Corporation,
               7.250% due 05/15/2006................    1,595,625
    200,000  Ogden Corporation, Deb.,
               9.250% due 03/01/2022................      247,250
  1,800,000  Praxair, Inc., Deb.,
               8.700% due 07/15/2022................    1,993,500
                                                       ----------
                                                        9,219,687
                                                       ----------

    ENERGY - 11.2%
  1,100,000  ANR Pipeline Company, Deb.,
               9.625% due 11/01/2021................    1,599,000
  1,000,000  Enron Corporation, Notes,
               6.450% due 11/15/2001................    1,010,000
  1,300,000  Occidental Petroleum Corporation, Sr.
               Deb.,
               11.125% due 08/01/2010...............    1,771,250
    100,000  P&L Coal Holdings
               8.875% due 5/15/2008.................      103,125
  1,000,000  Phillips Petroleum Company, Deb.,
               9.180% due 09/15/2021................    1,110,000
                                                       ----------
                                                        5,593,375
                                                       ----------

    YANKEE (U.S. DOLLAR DENOMINATED) - 8.2%
  1,000,000  Abbey National Plc, Global Note,
               6.690% due 10/17/2005................    1,026,250
  1,700,000  Northern Telecom Capital, Sub. Note,
               7.400% due 06/15/2006................    1,833,875
    500,000  Petro-Canada, Deb.,
               9.250% due 10/15/2021................      656,250
    500,000  Trans-Canada Pipeline Corporation,
               Deb.,
               8.500% due 03/20/2023................      566,875
                                                       ----------
                                                        4,083,250
                                                       ----------

    ELECTRIC - 5.6%
    200,000  Duke Power Company,
               First and Refundable Mortgage,
               6.875% due 08/01/2023................      201,250
    700,000  Florida Power & Light Company,
               First Mortgage,
               7.050% due 12/01/2026................      715,750
    100,000  Philadelphia Electric Company, First
               and Refundable Mortgage,
               8.250% due 09/01/2022................      105,250
             Texas Utilities Electric Company:
    150,000  First and Collateral Mortgage,
               8.500% due 08/01/2024................      166,688
  1,500,000  First Mortgage,
               7.875% due 04/01/2024................    1,595,625
                                                       ----------
                                                        2,784,563
                                                       ----------

    MEDIA - 4.1%
  1,200,000  News America Holdings,
               8.000% due 10/17/2016................    1,318,500
    350,000  Poland Communications INC
               9.875% due 11/01/2003................      345,188
    300,000  Time Warner, Inc., Deb.,
               9.150% due 02/01/2023................      381,000
                                                       ----------
                                                        2,044,688
                                                       ----------

                       See Notes to Financial Statements.

INCOME FUND
JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------
CORPORATE BONDS AND NOTES - (CONTINUED)
    RETAIL - 3.5%
             May Department Stores Company, Deb.:
$ 1,000,000  8.375% due 10/01/2022..................  $ 1,085,000
    600,000  8.375% due 08/01/2024..................      687,750
                                                       ----------
                                                        1,772,750
                                                       ----------

    HEALTH CARE - 1.2%
    500,000  Medical Care, Int.,
               6.75% due 10/01/2006.................      465,625
    150,000  Paragon Health Networks,
               9.5% due 11/01/2007..................      153,000
                                                       ----------
                                                          618,625
                                                       ----------

    GAMING - 0.5%
    250,000  Riviera Holdings,
               10% due 8/15/2004....................      252,500
                                                       ----------
             Total Corporate Bonds and Notes
               (Cost $42,929,442)...................   44,968,286
                                                       ----------

PREFERRED STOCK - 0.8%
      4,500  Microsoft A
               Convertible (Cost $415,125)..........      427,500
                                                       ----------

U.S. TREASURY BOND - 5.7%
  2,000,000  13.750% due 08/15/2004
               (Cost $2,849,688)....................    2,839,840
                                                       ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 2.0%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.3%
    615,741  #386671,
               9.000% due 02/15/2025
               (Cost $635,368)......................      659,420
                                                       ----------

 PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
 ---------                                             --------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.7%
$   306,562  #C00385, GOLD,
               9.000% due 01/01/2025
               (Cost $315,376)......................  $   324,573
                                                       ----------
             Total U.S. Government Agency Mortgage-
               Backed Securities
               (Cost $950,744)......................      983,993
                                                       ----------

TOTAL INVESTMENTS (Cost $46,729,874*).......   98.5%    49,219,619
OTHER ASSETS AND LIABILITIES (NET)..........    1.5        755,752
                                              -----    -----------
NET ASSETS..................................  100.0%   $49,975,371
                                              =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

                               GLOSSARY OF TERMS

GOLD       --   Payments are on an accelerated
                45-day payment cycle instead of
                75-day payment cycle
MTN        --   Medium Term Note

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------
 COMMON STOCKS - 94.9%

    CONSUMER STAPLES - 12.1%
  39,000    Alberto-Culver Company..................  $    989,625
  44,000    Anheuser-Busch Companies, Inc. .........     2,076,250
  13,000    Campbell Soup Company...................       690,625
   4,225    Estee Lauder Companies, Inc. ...........       283,075
  30,000    Kimberly-Clark Corporation..............     1,376,250
  48,000    Kimberly-Clark de Mexico, ADR...........       849,498
   5,000    Libbey, Inc. ...........................       191,562
  30,000    PepsiCo, Inc. ..........................     1,235,625
  28,800    Philip Morris Companies, Inc. ..........     1,134,000
  15,000    Procter & Gamble Company................     1,365,937
  12,100    Ralston-Ralston Purina Group............     1,413,431
  22,000    Sara Lee Corporation....................     1,230,625
  15,000    Unilever NV.............................     1,184,063
                                                       -----------
                                                        14,020,566
                                                       -----------

    HEALTHCARE PRODUCTS - 8.2%
  40,000    Abbott Laboratories.....................     1,635,000
  30,000    ALZA Corporation+.......................     1,297,500
  14,600    American Home Products Corporation......       755,550
  14,000    Bristol-Myers Squibb Company............     1,609,125
  12,000    Johnson & Johnson.......................       885,000
  10,000    Merck & Co., Inc. ......................     1,337,500
  28,300    Warner Lambert Company..................     1,963,313
                                                       -----------
                                                         9,482,988
                                                       -----------

    COMPUTER SOFTWARE/SERVICES - 6.3%
  24,500    Adobe Systems, Inc.+....................     1,039,719
  60,300    Barra, Inc.+............................     1,477,350
  16,000    Computer Associates International,
              Inc. .................................       889,000
  26,000    Microsoft Corporation+..................     2,817,750
  42,850    Oracle Corporation......................     1,052,503
                                                       -----------
                                                         7,276,322
                                                       -----------

    BANKS/SAVINGS & LOANS - 6.2%
   3,700    Citicorp................................       552,225
  40,000    First Union Corporation.................     2,330,000
   5,500    Keycorp New.............................       195,938
  43,000    Liberty Financial Companies.............     1,472,750
   7,000    Mellon Bank Corporation.................       487,375
  40,000    Prime Bancshares, Inc. .................     1,015,000
   3,000    Wells Fargo & Company...................     1,107,000
                                                       -----------
                                                         7,160,288
                                                       -----------

    FINANCIAL SERVICES - 6.2%
  20,000    AMBAC Inc. .............................     1,170,000
  55,000    Federal Home Loan Mortgage
              Corporation...........................     2,588,438
  23,400    Green Tree Financial Corporation........     1,001,813
  34,050    Heller Financial, Inc.+.................     1,021,500
  22,650    Marsh & McLennan Companies, Inc. .......     1,368,909
                                                       -----------
                                                         7,150,660
                                                       -----------

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------

    CAPITAL GOODS - 5.4%
  35,300    Allied Signal, Inc. ....................  $  1,566,438
  60,000    Donaldson Company, Inc. ................     1,413,750
  39,700    International Game Technology...........       962,725
  65,600    Waste Management, Inc. .................     2,296,000
                                                       -----------
                                                         6,238,913
                                                       -----------

    MEDIA - 4.8%
  35,000    Dun & Bradstreet Corporation............     1,264,375
 151,488    Tele-Communications TCI Ventures
              Group.................................     3,039,227
  22,000    Viacom, Inc., Class A...................     1,287,000
                                                       -----------
                                                         5,590,602
                                                       -----------

    COMPUTER SYSTEMS - 4.7%
  24,800    Cabletron Systems, Inc.+................       333,250
  50,000    EMC Corporation+........................     2,240,625
  15,000    Hewlett-Packard Company.................       898,125
  17,500    International Business Machines
              Corporation...........................     2,009,219
                                                       -----------
                                                         5,481,219
                                                       -----------

    OIL & GAS - 4.6%
  27,700    Enron Corporation.......................     1,497,531
  32,200    Exxon Corporation.......................     2,296,263
  13,000    Mobil Corporation.......................       996,125
   7,300    Pennzoil Company........................       369,562
   3,000    Royal Dutch Petroleum...................       164,437
                                                       -----------
                                                         5,323,918
                                                       -----------

    HEALTHCARE SERVICES - 4.5%
  10,000    Columbia/HCA Healthcare Corporation.....       291,250
  50,000    Humana, Inc.+...........................     1,559,375
  72,000    Medpartners, Inc. ......................       760,500
  30,000    Pacificare Health Systems, Inc., Class
              A.....................................     2,535,000
                                                       -----------
                                                         5,146,125
                                                       -----------

    BASIC INDUSTRY - 3.9%
  25,200    Albemarle Corporation...................       555,975
  35,300    Allegheny Teledyne, Inc. ...............       805,281
  29,494    Tyco International Ltd..................     1,858,099
  52,160    U.S. Industries, Inc. ..................     1,290,960
                                                       -----------
                                                         4,510,315
                                                       -----------

    RETAIL SALES - 3.4%
  22,300    Federated Department Stores.............     1,200,018
  47,500    Intimate Brands, Inc. ..................     1,309,219
  24,400    Wal-Mart Stores, Inc. ..................     1,482,300
                                                       -----------
                                                         3,991,537
                                                       -----------

    ELECTRONICS/SEMICONDUCTORS - 2.9%
   3,000    General Semiconductor, Inc.+............        29,625
  19,000    Intel Corporation.......................     1,408,375
  16,000    Motorola, Inc. .........................       841,000
  18,000    Perkin Elmer Corporation................     1,119,375
                                                       -----------
                                                         3,398,375
                                                       -----------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------
COMMON STOCKS - (CONTINUED)
     INSURANCE - 2.7%
   9,100    American International Group, Inc.+.....  $  1,328,600
  30,000    PennCorp Financial Group, Inc. .........       615,000
  20,000    Travelers Group, Inc. ..................     1,212,500
                                                       -----------
                                                         3,156,100
                                                       -----------

    AEROSPACE/DEFENSE - 2.5%
   9,000    Lockheed Martin Corporation.............       952,875
  19,000    Northrop Grumman Corporation............     1,959,375
                                                       -----------
                                                         2,912,250
                                                       -----------

    TRANSPORTATION - 2.2%
  40,000    Expeditors International of
              Washington, Inc. .....................     1,760,000
  19,000    Union Pacific Corporation...............       838,375
                                                       -----------
                                                         2,598,375
                                                       -----------
    UTILITIES/GAS/ELECTRIC - 2.2%
      97    British Petroleum.......................         8,560
  86,100    Tosco Corporation.......................     2,529,188
                                                       -----------
                                                         2,537,748
                                                       -----------

    ELECTRICAL EQUIPMENT - 1.9%
   5,000    Emerson Electric Company................       301,563
  21,000    General Electric Company................     1,911,000
                                                       -----------
                                                         2,212,563
                                                       -----------

    CONSUMER DURABLES - 1.8%
  19,100    Sony Corporation........................     1,643,794
   8,454    BF Goodrich Company.....................       419,535
                                                       -----------
                                                         2,063,329
                                                       -----------

    CONSUMER CYCLICALS - 1.7%
  22,100    Goodyear Tire & Rubber Company..........     1,424,068
  76,000    Miller Industries.......................       589,000
                                                       -----------
                                                         2,013,068
                                                       -----------

    REAL ESTATE INVESTMENT TRUSTS - 1.7%
  18,500    CCA Prison Realty Trust.................       566,563
  31,722    Equity Office Properties Trust..........       900,111
  13,000    Health Care Property Investors, Inc. ...       468,813
                                                       -----------
                                                         1,935,487
                                                       -----------

    BUSINESS SERVICES - 1.4%
  43,000    AC Nielson Corporation+.................     1,085,750
  25,000    Cendant Corporation.....................       521,875
                                                       -----------
                                                         1,607,625
                                                       -----------

    UTILITIES/TELECOMMUNICATIONS - 1.4%
   3,000    Loral Space & Communications............        84,750
  21,400    Sprint Corporation......................     1,508,700
                                                       -----------
                                                         1,593,450
                                                       -----------

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------

    COMPUTER SOFTWARE/SERVICES - 1.3%
  45,000    First Data Corporation..................  $  1,499,062
                                                       -----------

    LODGING & RESTAURANTS - 0.9%
  65,500    Choice Hotels International, Inc.+......       888,344
  30,500    Sunburst Hospitality Corporation........       211,594
                                                       -----------
                                                         1,099,938
                                                       -----------
            Total Common Stocks
              (Cost $96,563,022)....................   110,000,823
                                                       -----------
PRINCIPAL
   AMOUNT
--------
CONVERTIBLE NOTES - 1.1%
$688,000    Berkshire Hathaway, Senior,
              1.000% due 12/03/2001 (Cost
              $713,096).............................     1,256,460
                                                       -----------
U.S. TREASURY BOND - 0.6%
 700,000    6.000% due 02/15/2026 (Cost $692,647)...       727,699
                                                       -----------
 SHARES
--------
PREFERRED STOCK - 2.6%
  10,000    Cendant Corporation.....................       289,375
   9,000    Lehman Brothers Holdings, 5.00%.........       693,000
  10,000    Loral Space & Communications,
              Convertible
              6.00% due 11/01/2006..................       762,500
  13,500    Nextlink Communications, Convertible
              6.5% due 3/31/2010....................       664,875
  10,000    Penncorp Financial, 3.375%..............       520,000
   1,600    TCI Communications, Inc. ...............       129,200
                                                       -----------
            Total Preferred Stocks (Cost
              $3,062,562)...........................     3,058,950
                                                       -----------
PRINCIPAL
   AMOUNT
--------
REPURCHASE AGREEMENT - 0.6%
$630,000    Agreement with Goldman Sachs, 5.500%,
              dated 6/30/1998, to be repurchased at
              $630,096 on 7/01/1998, collateralized
              by $459,073 U.S. Treasury Note, 8.875%
              due 08/15/2017 (Market Value
              $640,220)(Cost $630,000)..............       630,000
                                                       -----------

TOTAL INVESTMENTS (Cost $101,661,327*).....   99.8%    115,673,932
OTHER ASSETS AND LIABILITIES (NET).........    0.2         279,825
                                              ----     -----------
NET ASSETS.................................  100.0%   $115,953,757
                                             =====    ============

---------------------
* Aggregate cost for federal tax purposes.

+ Non-income producing security.

                               GLOSSARY OF TERMS
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                                                        VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------
COMMON STOCKS - 97.8%

    COMPUTER SOFTWARE & SERVICES - 20.1%
    14,460  Amazon.com, Inc.+......................  $  1,442,385
    44,569  America Online, Inc.+..................     4,724,314
     3,340  Aspect Development, Inc.+..............       252,587
    56,220  Aspen Technology, Inc.+................     2,839,110
    78,460  Cadence Design Systems, Inc.+..........     2,451,875
    27,715  Intuit, Inc.+..........................     1,697,544
    25,260  JDA Software Group, Inc.+..............     1,105,125
    60,075  Microsoft Corporation+.................     6,510,628
   172,485  Parametric Technology Company+.........     4,678,656
    28,050  Peoplesoft, Inc.+......................     1,318,350
    20,935  Wind River Systems+....................       751,043
                                                      -----------
                                                       27,771,617
                                                      -----------

    UTILITIES/TELECOMMUNICATIONS - 18.7%
    38,165  At Home Corporation+...................     1,805,682
   161,780  Comcast Corporation, Class A...........     6,567,257
    37,670  Cox Communications, Inc., Class A+.....     1,824,641
   130,885  MediaOne Group, Inc.+..................     5,750,760
   165,633  Tele-Communications, Inc., Class A.....     6,366,518
    29,885  Tele-Communications Liberty Media,
              Group A..............................     1,159,912
   171,919  Telecom Italia SPA+....................     1,266,109
    54,990  Western Wireless Corporation+..........     1,096,363
                                                      -----------
                                                       25,837,242
                                                      -----------

    HEALTH CARE PRODUCTS - 13.1%
    39,870  ALZA Corporation+......................     1,724,377
    17,615  Centocor, Inc.+........................       638,544
    40,200  Eli Lilly and Company+.................     2,655,713
    37,515  Omnicare, Inc..........................     1,430,259
    23,340  Pfizer, Inc.+..........................     2,536,766
    20,985  Sofamor Danek Group, Inc.+.............     1,816,514
     1,010  United States Surgical Corporation.....        46,081
   103,965  Warner Lambert Company.................     7,212,572
                                                      -----------
                                                       18,060,826
                                                      -----------

    MEDIA - 10.0%
    61,320  CBS Corporation........................     1,946,910
    28,815  Chancellor Media Corporation+..........     1,430,845
   161,130  TCI Ventures, Class A+.................     3,232,671
    83,698  Time Warner, Inc.......................     7,150,948
     3,350  United International Holdings, Inc.+...        53,600
                                                      -----------
                                                       13,814,974
                                                      -----------

    COMPUTER SYSTEMS - 6.7%
    54,922  Cisco Systems, Inc.+...................     5,056,256
    22,840  Dell Computer Corporation+.............     2,119,838
    31,910  General Instrument Corporation.........       867,553
    35,915  HBO & Company..........................     1,266,004
                                                      -----------
                                                        9,309,651
                                                      -----------

                                                        VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------

    CAPITAL GOODS - 5.4%
    33,905  Federal-Mogul Corporation..............  $  2,288,588
    42,165  Monsanto Company.......................     2,355,969
    39,065  Solutia, Inc. .........................     1,120,677
    28,605  Tyco International Ltd. ...............     1,802,115
                                                      -----------
                                                        7,567,349
                                                      -----------

    BANKS/SAVINGS & LOANS - 4.7%
     5,980  Ambanc Holding Company, Inc. ..........       106,145
    21,155  Bank of New York Company, Inc. ........     1,283,844
    30,090  BankAmerica Corporation................     2,600,904
     8,825  First Defiance Financial Corporation...       123,550
     5,240  Provident Financial Holdings, Inc.+....       108,730
    14,400  Star Banc Corporation..................       919,800
    31,440  U.S. Bancorp+..........................     1,351,920
                                                      -----------
                                                        6,494,893
                                                      -----------

    BUSINESS SERVICES - 4.1%
     7,570  Apollo Group, Inc.+....................       250,283
    23,500  Cognizant Corporation..................     1,483,437
    28,807  Lamar Advertising Company+.............     1,033,451
    45,073  Outdoor Systems, Inc.+.................     1,262,044
    17,405  Sapient Corporation+...................       918,114
    17,260  Snyder Communications..................       759,440
                                                      -----------
                                                        5,706,769
                                                      -----------

    ELECTRONIC/SEMICONDUCTORS - 4.1%
    13,907  Analog Devices, Inc.+..................       341,591
    32,480  Maxim Integrated Products, Inc.+.......     1,029,210
    59,025  Nokia Corporation, Class A,
              Sponsored ADR........................     4,283,002
                                                      -----------
                                                        5,653,803
                                                      -----------

    CONSUMER STAPLES - 2.5%
    26,240  Delta and Pine Land Company............     1,167,680
   125,010  Raisio Group Plc.+.....................     2,272,059
                                                      -----------
                                                        3,439,739
                                                      -----------

    FINANCIAL SERVICES - 2.5%
    26,510  Associates First Capital Corporation,
              Class A..............................     2,037,956
    27,825  Household International................     1,384,294
                                                      -----------
                                                        3,422,250
                                                      -----------

    TECHNOLOGY - 2.4%
    12,330  Orbital Science Corporation+...........       460,834
    38,930  Pittway Corporation, Class A...........     2,875,954
                                                      -----------
                                                        3,336,788
                                                      -----------

    INSURANCE - 2.2%
    55,268  UNUM Corporation.......................     3,067,374
                                                      -----------

    RETAIL SALES - 1.1%
    24,355  Costco Companies, Inc.+................     1,535,887
                                                      -----------

    OIL & GAS - 0.2%
   424,533  Ocean Rig ASA+.........................       315,761
                                                      -----------
            Total Common Stocks (Cost
              $101,280,267)........................   135,334,923
                                                      -----------

                       See Notes to Financial Statements.

GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                               VALUE
  AMOUNT                                               (NOTE 2)
----------                                           ------------
DISCOUNT COMMERCIAL PAPER - 1.0%
$1,400,000  Household Finance,
              Zero Coupon due 07/01/98+............  $  1,400,000
                                                      -----------
            Total Commercial Paper
              (Cost $1,400,000)....................     1,400,000
                                                      -----------

TOTAL INVESTMENTS
  (Cost $102,680,267*).....................   98.8%    136,734,923
OTHER ASSETS AND LIABILITIES (NET).........    1.2       1,656,800
                                             -----    ------------
NET ASSETS.................................  100.0%   $138,391,723
                                             =====    ============

---------------------
* Aggregate cost for federal tax purposes.

+ Non-income producing security.

                       See Notes to Financial Statements.

GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE                        UNREALIZED
               ------------------------------                 APPRECIATION/
  EXPIRATION                        VALUE IN    IN EXCHANGE   (DEPRECIATION)
     DATE        LOCAL CURRENCY      U.S. $     FOR U.S. $     OF CONTRACTS
  ----------   -------------------  ---------   -----------   --------------
  07/02/1998   NLG       1,700,000    836,354      842,843       $ (6,489)
  07/10/1998   NLG       1,250,000    615,207      614,489            718
  07/10/1998   ITL   1,870,000,000  1,052,584    1,049,167          3,417
  07/17/1998   NLG         600,000    295,494      293,658          1,836
  07/17/1998   FIM       1,500,000    273,993      279,502         (5,509)
  07/23/1998   FIM       2,100,000    383,726      381,603          2,123
  07/31/1998   NLG         400,000    197,176      196,153          1,023
  07/31/1998   FIM       9,000,000  1,645,312    1,648,082         (2,770)
  08/07/1998   SEK         200,000     25,118       24,917            201
  08/07/1998   ITL     450,000,000    253,426      253,807           (381)
  08/07/1998   GBP         115,000    192,162      187,968          4,194
  08/13/1998   GBP          45,000     75,203       74,790            413
  08/14/1998   SEK       2,600,000    326,623      325,406          1,217
  10/07/1998   GBP         255,000    426,636      417,615          9,021
  11/04/1998   FIM       1,900,000    349,108      346,981          2,127
  11/12/1998   ITL     650,000,000    366,940      372,077         (5,137)
                                                                 --------
                                                                 $  6,004
                                                                 --------

                U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER                        UNREALIZED
               ------------------------------                 APPRECIATION/
  EXPIRATION                        VALUE IN    IN EXCHANGE   (DEPRECIATION)
     DATE        LOCAL CURRENCY      U.S. $     FOR U.S. $     OF CONTRACTS
  ----------   -------------------  ---------   -----------   --------------
  07/01/1998   FIM         133,551     24,370       24,256       $   (114)
  07/02/1998   NLG       1,700,000    836,354      828,460         (7,894)
  07/10/1998   ITL   1,970,000,000  1,108,872    1,106,617         (2,255)
  07/10/1998   NLG       1,250,000    615,206      618,200          2,994
  07/17/1998   NLG         600,000    295,494      294,695           (799)
  07/17/1998   FIM       1,500,000    273,993      271,247         (2,746)
  07/23/1998   FIM       2,100,000    383,726      386,349          2,623
  07/31/1998   FIM      20,000,000  3,656,248    3,644,759        (11,489)
  07/31/1998   NLG         400,000    197,176      197,570            394
  08/07/1998   ITL     670,000,000    377,322      369,784         (7,538)
  08/07/1998   SEK         200,000     25,117       24,993           (124)
  08/07/1998   GBP         115,000    192,161      188,072         (4,089)
  08/07/1998   FIM       1,500,000    274,327      270,236         (4,091)
  08/13/1998   GBP          45,000     75,203       72,720         (2,483)
  08/14/1998   SEK       2,600,000    326,623      324,866         (1,757)
  10/07/1998   GBP         255,000    426,636      422,790         (3,846)
  11/04/1998   FIM       1,900,000    349,108      358,489          9,381
  11/12/1998   ITL   1,960,000,000  1,106,468    1,110,041          3,573
                                                                 --------
                                                                 $(30,260)
                                                                 --------
      Net Unrealized Depreciation of Forward Foreign
        Currency Contracts.................................      $(24,256)
                                                                 ========

                               GLOSSARY OF TERMS

  ADR  --   American Depositary Receipt
  FIM  --   Finnish Markks
  GBP  --   Great British Pound
  ITL  --   Italian Lira
  NLG  --   Netherlands Guider
  SEK  --   Swedish Krons

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
BOND & STOCK FUND
JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------
 COMMON STOCKS - 43.4%

    CONSUMER STAPLES - 4.6%
     550    Phillip Morris Companies, Inc. ...........  $   21,656
     150    Ralston-Ralston Purina Group..............      17,522
     450    Supervalu, Inc. ..........................      19,967
                                                         ---------
                                                            59,145
                                                         ---------

    ELECTRONICS/SEMICONDUCTORS - 4.0%
     500    AMP, Inc. ................................      17,188
     350    Motorola, Inc. ...........................      18,397
     450    Tektronix, Inc. ..........................      15,919
                                                         ---------
                                                            51,504
                                                         ---------

    BANKS/SAVINGS & LOANS - 3.9%
     100    Citicorp..................................      14,925
     250    Mellon Bank Corporation...................      17,406
      50    Wells Fargo & Company.....................      18,450
                                                         ---------
                                                            50,781
                                                         ---------
    COMPUTER SOFTWARE/SERVICES - 3.8%
     400    Adobe Systems, Inc.+......................      16,975
     400    Autodesk, Inc. ...........................      15,450
     300    Computer Associates International,
              Inc. ...................................      16,669
                                                         ---------
                                                            49,094
                                                         ---------

    RETAIL SALES - 3.4%
     347    Abercrombie & Fitch Company, Class A......      15,257
     550    Dillards, Inc. Class A....................      22,791
     200    Limited, Inc. ............................       6,625
                                                         ---------
                                                            44,673
                                                         ---------

    UTILITIES/TELECOMMUNICATIONS - 3.1%
     300    Southern New England Telecommunications...      19,650
     300    Sprint Corporation........................      21,150
                                                         ---------
                                                            40,800
                                                         ---------

    AEROSPACE/DEFENSE - 3.1%
     400    Crane Company.............................      19,425
     200    Northrop Grumman Corporation..............      20,625
                                                         ---------
                                                            40,050
                                                         ---------

    HEALTHCARE PRODUCTS - 3.0%
     500    Abbott Laboratories.......................      20,438
     350    Baxter International, Inc. ...............      18,834
                                                         ---------
                                                            39,272
                                                         ---------

    OIL & GAS - 3.0%
     400    Ashland, Inc. ............................      20,650
     600    YPF S.A. - Sponsored ADR..................      18,038
                                                         ---------
                                                            38,688
                                                         ---------

    HEALTHCARE SERVICES - 2.8%
     250    Aetna, Inc. ..............................      19,031
     600    Columbia/HCA Healthcare Corporation.......      17,475
                                                         ---------
                                                            36,506
                                                         ---------

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------

    COMPUTER SYSTEMS - 2.5%
     250    Hewlett-Packard Company...................  $   14,968
     150    International Business Machines
              Corporation.............................      17,222
                                                         ---------
                                                            32,190
                                                         ---------

    FINANCIAL SERVICES - 1.7%
     500    Green Tree Financial Corporation..........      21,406
                                                         ---------

    MEDIA - 1.6%
     350    Viacom, Inc., Class A+....................      20,475
                                                         ---------

    CONSUMER CYCLICALS - 1.5%
     400    Nike, Inc., Class B.......................      19,475
                                                         ---------

    BASIC INDUSTRY - 1.4%
     400    Rayonier, Inc. ...........................      18,400
                                                         ---------
            Total Common Stocks (Cost $612,720).......     562,459
                                                         ---------

PRINCIPAL
 AMOUNT
---------
 FIXED INCOME SECURITIES - 34.6%

  U.S. TREASURY OBLIGATIONS - 31.0%
$380,000    U.S. Treasury Note,
            6.500% due 05/15/2005 (Cost $396,750).....     401,256
                                                         ---------

  CORPORATE BONDS - 3.6%
  45,000    Aetna Services, Inc.,
            7.125% due 08/15/2006 (Cost $19,642)......      46,961
                                                         ---------
            Total Fixed Income Securities (Cost
              $416,392)...............................     448,217
                                                         ---------

   SHARES
   ------
 CONVERTIBLE PREFERRED STOCKS - 1.7%
     600    Cendant Corporation,
            1.300%....................................      17,363
      60    Estee Lauder Company,
            6.250%....................................       4,020
                                                         ---------
            Total Convertible Preferred Stock (Cost
              $24,548)................................      21,383
                                                         ---------

PRINCIPAL
 AMOUNT
---------
 REPURCHASE AGREEMENT - 18.1%
$235,000    Agreement with Goldman Sachs, 5.500% dated
              06/30/1998, to be repurchased at
              $235,036 on 07/01/1998, collateralized
              by $171,461 U.S. Treasury Note, 8.875%
              due 08/15/2017 (Market Value $239,118)
              (Cost $235,000).........................     235,000
                                                         ---------

TOTAL INVESTMENTS (Cost $1,288,660*).........   97.8%    1,267,059
OTHER ASSETS AND LIABILITIES (NET)...........    2.2        27,981
                                               -----    ----------
NET ASSETS...................................  100.0%   $1,295,040
                                               =====    ==========

---------------------

* Aggregate cost for federal tax purposes.

+ Non-income producing security.

                               GLOSSARY OF TERMS
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
NORTHWEST FUND
JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------
 COMMON STOCKS - 87.8%

    COMPUTER SOFTWARE & SERVICES - 11.4%
     400    Adobe Systems, Inc........................  $   16,975
   1,650    Mentor Graphics Corporation+..............      17,428
     580    Microsoft Corporation+....................      62,858
     700    Orcad, Inc.+..............................       6,825
     100    Visio Corporation+........................       4,775
   1,020    Wall Data, Inc.+..........................      16,320
                                                         ---------
                                                           125,181
                                                         ---------

    HEALTHCARE PRODUCTS - 9.8%
     400    ATL Ultrasound, Inc.+.....................      18,250
   1,300    Corixa Corporation+.......................       8,938
   1,400    ICOS Corporation+.........................      26,775
     345    Immunex Corporation+......................      22,856
   1,500    NeoRx Corporation+........................       7,406
     460    PathoGenesis Corporation+.................      13,340
   1,390    SonoSight, Inc.+..........................      10,164
                                                         ---------
                                                           107,729
                                                         ---------

    BANK/SAVINGS & LOANS - 7.2%
     500    First Savings Bank of Washington Bancorp,
              Inc. ...................................      12,625
     200    Interwest Bancorp, Inc. ..................       8,675
     200    KeyCorp. .................................       7,125
     500    Sterling Financial Corporation+...........      11,375
     525    US Bancorp................................      22,575
     600    Washington Federal, Inc. .................      16,575
                                                         ---------
                                                            78,950
                                                         ---------

    RETAIL SALES - 7.1%
   1,275    Building Materials Holding Corporation+...      17,611
     435    Costco Companies, Inc.+...................      27,432
     640    Fred Meyer, Inc., Class A+................      27,200
   2,200    Multiple Zones International, Inc.+.......       6,325
                                                         ---------
                                                            78,568
                                                         ---------

    BASIC INDUSTRY - 6.6%
     500    Allegheny Teledyne, Inc. .................      11,406
     150    Boise Cascade Corporation.................       4,913
     200    Morrisson Knudsen Corporation+............       2,813
     570    Oregon Steel Mills, Inc. .................      10,616
     700    Schnitzer Steel Industries, Inc., Class
              A.......................................      16,538
     300    Weyerhaeuser Company......................      13,856
     400    Willamette Industries, Inc. ..............      12,800
                                                         ---------
                                                            72,942
                                                         ---------

    ELECTRONICS/SEMICONDUCTORS - 6.1%
     760    Credence Systems Corporation+.............      14,440
     160    Intel Corporation.........................      11,860
     255    Lattice Semiconductor Corporation+........       7,244
     790    Micron Technology, Inc.+..................      19,601
     750    TriQuint Semiconductor, Inc.+.............      14,250
                                                         ---------
                                                            67,395
                                                         ---------

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------

    ELECTRONICS/GENERAL - 5.9%
     500    Electro Scientific Industries, Inc.+......  $   15,781
   1,000    FEI Company+..............................       9,312
     500    Flir Systems, Inc.+.......................       8,625
     840    Innova Corporation+.......................       4,305
     770    Tektronix, Inc............................      27,239
                                                         ---------
                                                            65,262
                                                         ---------

    TRANSPORTATION - 5.3%
     460    Airborne Freight Corporation..............      16,071
     300    Alaska Air Group, Inc.+...................      16,350
     600    Expeditors International of Washington,
              Inc.....................................      26,400
                                                         ---------
                                                            58,821
                                                         ---------

    COMPUTER SYSTEMS - 4.3%
   2,000    In Focus Systems, Inc.+...................      14,125
   1,000    Radisys Corporation+......................      21,500
   1,000    Sequent Computer Systems, Inc.+...........      12,063
                                                         ---------
                                                            47,688
                                                         ---------

    AEROSPACE/DEFENSE - 3.4%
     600    Boeing Company............................      26,737
     200    Precision Castparts Corporation...........      10,675
                                                         ---------
                                                            37,412
                                                         ---------

    UTILITIES/TELECOMMUNICATIONS - 3.1%
     600    General Communication, Inc., Class A+.....       3,637
   1,570    Metro One Telecommunications+.............      12,364
     350    Nextel Communication, Inc.+...............       8,706
     500    Western Wireless Corporation, Class A+....       9,969
                                                         ---------
                                                            34,676
                                                         ---------

    LODGING & RESTAURANTS - 2.5%
     735    Cavanaughs Hospitality Corporation+.......       9,601
     340    Starbucks Corporation+....................      18,169
                                                         ---------
                                                            27,770
                                                         ---------

    CONSUMER STAPLES - 2.3%
     500    Albertson's, Inc. ........................      25,875
                                                         ---------

    HEALTHCARE SERVICES - 1.7%
     310    Foundation Health Systems, Inc., Class
              A+......................................       8,176
     120    Pacificare Health Systems, Inc., Class
              B+......................................      10,605
                                                         ---------
                                                            18,781
                                                         ---------

    INSURANCE - 1.6%
     400    Safeco Corporation........................      18,175
                                                         ---------

    CAPITAL GOODS - 1.6%
     600    Greenbrier Companies, Inc. ...............      10,350
     145    PACCAR, Inc. .............................       7,576
                                                         ---------
                                                            17,926
                                                         ---------

                       See Notes to Financial Statements.

NORTHWEST FUND
JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------
COMMON STOCKS - (CONTINUED)
     ELECTRICAL EQUIPMENT - 1.6%
     300    Fluke Corporation.........................  $    9,863
     750    Merix Corporation+........................       7,453
                                                         ---------
                                                            17,316
                                                         ---------

    REAL ESTATE INVESTMENT TRUSTS - 1.5%
     500    Pacific Gulf Properties, Inc. ............      10,656
     200    Shurgard Storage Centers, Inc. Class A....       5,550
                                                         ---------
                                                            16,206
                                                         ---------

    CONSUMER DURABLES - 1.1%
     400    Monaco Coach Corporation*.................      11,700
                                                         ---------
    CONSUMER CYCLICALS - 1.0%
     225    Nike, Inc., Class B.......................      10,955
                                                         ---------

    OIL & GAS - 1.0%
     200    Enron Corporation.........................      10,813
                                                         ---------

    MEDIA - 1.0%
     350    Lee Enterprises, Inc......................      10,719
                                                         ---------

                                                          VALUE
 SHARES                                                  (NOTE 2)
 ------                                                  --------

    BUSINESS SERVICES - 0.7%
     800    Barrett Business Services, Inc.+..........  $    7,900
                                                         ---------
            Total Common Stocks (Cost $1,045,279).....     968,760
                                                         ---------
PRINCIPAL
 AMOUNT
--------

REPURCHASE AGREEMENT - 10.3%
$114,000    Agreement with Goldman Sachs, 5.500% dated
              06/30/1998, to be repurchased at
              $114,017 on 07/01/1998, collateralized
              by $82,965 U.S. Treasury Note, 8.875%
              due 08/15/2017 (Market Value
              $115,702)(Cost $114,000)................     114,000
                                                         ---------

TOTAL INVESTMENTS (Cost $1,159,279*).........   98.1%    1,082,760
OTHER ASSETS AND LIABILITIES (NET)...........    1.9        20,807
                                               -----    ----------
NET ASSETS...................................  100.0%   $1,103,567
                                               =====    ==========

---------------------
* Aggregate cost for federal tax purposes.

+ Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
EMERGING GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
SHARES                                                 (NOTE 2)
------                                                 --------
COMMON STOCKS - 82.3%

    HEALTHCARE PRODUCTS - 11.3%
 14,300  ATL Ultrasound, Inc.+......................  $   652,438
 44,200  Corixa Corporation+........................      303,875
 10,900  ESC Medical Systems Ltd.+..................      367,875
 34,400  ICOS Corporation+..........................      657,900
 44,075  NeoRx Corporation+.........................      217,620
 34,980  Omnicare, Inc. ............................    1,333,613
 22,621  1-800 Contacts, Inc.+......................      344,970
 19,100  PathoGenesis Corporation+..................      553,900
  6,950  Sofamor Danek Group, Inc.+.................      601,609
  4,766  SonoSight, Inc.+...........................       34,851
                                                       ----------
                                                        5,068,651
                                                       ----------

    COMPUTER SOFTWARE/SERVICES - 9.5%
 17,450  ARIS Corporation+..........................      488,600
 21,375  Cadence Design Systems, Inc.+..............      667,969
 35,450  Carreker-Antinori, Inc.+...................      372,225
 16,900  Check Point Software Technologies Ltd.+....      553,475
 18,700  Harbinger Corporation+.....................      452,306
 11,850  Made2Manage Systems, Inc.+.................      137,756
 23,575  Tier Technologies, Inc.+...................      419,930
 11,900  Visio Corporation+.........................      568,225
 36,275  Wall Data, Inc.+...........................      580,400
                                                       ----------
                                                        4,240,886
                                                       ----------

    FINANCIAL SERVICES - 8.7%
 47,590  American Capital Strategies, Ltd...........    1,088,621
 18,115  HealthCare Financial Partners, Inc.+.......    1,110,676
 31,180  Paychex, Inc. .............................    1,268,636
 16,025  Profit Recovery Group International,
           Inc.++...................................      447,698
                                                       ----------
                                                        3,915,631
                                                       ----------

    ELECTRONICS/SEMICONDUCTORS - 7.9%
 24,390  ATMI, Inc. ................................      365,850
 17,125  Berg Electronics Corporation+..............      335,008
 34,320  Credence Systems Corporation+..............      652,080
 40,850  FEI Company+...............................      380,415
 45,600  General Semiconductor, Inc.+...............      450,300
 41,900  Innova Corporation+........................      214,738
 15,825  Lattice Semiconductor Corporation+.........      449,529
  6,350  Maxim Integrated Products, Inc.+...........      201,216
 24,700  TriQuint Semiconductor, Inc.+..............      469,300
                                                       ----------
                                                        3,518,436
                                                       ----------

    RETAIL SALES - 6.7%
  9,236  Duane Reade, Inc.+.........................      277,080
 18,280  Fastenal Company...........................      848,877
176,783  J.D. Wetherspoon Plc Ord...................      863,386
 16,515  MSC Industrial Direct Company, Inc.,
           Class A+.................................      470,678
 27,275  Petco Animal Supplies, Inc.+...............      543,795
                                                       ----------
                                                        3,003,816
                                                       ----------

                                                         VALUE
SHARES                                                 (NOTE 2)
------                                                 --------

    MEDIA - 6.5%
 11,700  Chancellor Media Corporation...............  $   580,978
 24,795  HA-LO Industries, Inc. ....................      771,744
  5,540  Jacor Communication, Inc.+.................      326,860
 17,195  Lamar Advertising Company+.................      616,871
 21,964  Outdoor Systems, Inc.+.....................      614,992
                                                       ----------
                                                        2,911,445
                                                       ----------

    LODGING & RESTAURANTS - 4.8%
 29,895  Cavanaughs Hospitality Corporation+........      390,503
 13,300  JP Foodservice, Inc.+......................      466,331
 11,112  Papa John's International, Inc.+...........      438,230
 23,100  PJ America, Inc.+..........................      421,575
  4,190  Premier Parks, Inc.+.......................      279,159
 13,410  Royal Olympic Cruise Lines, Inc.+..........      134,100
                                                       ----------
                                                        2,129,898
                                                       ----------

    COMPUTER SYSTEMS - 4.3%
 20,000  Apex PC Solutions, Inc.+...................      557,500
 71,200  In Focus Systems, Inc.+....................      502,850
 39,700  Radisys Corporation+.......................      853,550
                                                       ----------
                                                        1,913,900
                                                       ----------

    CONSUMER CYCLICALS - 4.2%
 29,400  Building Materials Holding Corporation+....      406,087
 14,600  Cutter & Buck, Inc.+.......................      394,200
 17,475  Family Golf Centers, Inc.+.................      442,336
 20,750  Nortek, Inc.+..............................      638,063
                                                       ----------
                                                        1,880,686
                                                       ----------

    TRANSPORTATION - 3.0%
 12,700  Expeditors International of Washington,
           Inc. ....................................      558,800
 22,675  Ryanair Holdings PLC-Sponsored ADR+........      807,797
                                                       ----------
                                                        1,366,597
                                                       ----------

    HEALTHCARE SERVICES - 2.4%
 14,675  Concentra Managed Care, Inc.+..............      381,550
  9,005  Medallion Financial Corporation............      247,638
 12,675  Pediatrix Medical Group, Inc+..............      471,352
                                                       ----------
                                                        1,100,540
                                                       ----------

    INSURANCE - 2.4%
 33,550  PennCorp Financial Group, Inc. ............      687,775
 11,040  Protective Life Corporation................      405,030
                                                       ----------
                                                        1,092,805
                                                       ----------

    BUSINESS SERVICES - 2.3%
 22,092  Apollo Group, Inc., Class A+...............      730,416
 11,205  First Consulting Group, Inc.+..............      294,131
                                                       ----------
                                                        1,024,547
                                                       ----------

    UTILITIES/GAS/ELECTRIC - 1.9%
 60,325  Trigen Energy Corporation..................      833,239
                                                       ----------

    ELECTRICAL EQUIPMENT - 1.8%
 16,600  Electro Scientific Industries, Inc.+.......      523,937
 11,450  Littelfuse, Inc.+..........................      289,113
                                                       ----------
                                                          813,050
                                                       ----------

                       See Notes to Financial Statements.

EMERGING GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
SHARES                                                 (NOTE 2)
------                                                 --------
COMMON STOCKS - (CONTINUED)
    OIL & GAS - 1.3%
 20,705  Hanover Compressor Company+................  $   560,329
                                                       ----------

    UTILITIES/TELECOMMUNICATIONS - 1.1%
 12,300  Teligent, Inc.+............................      362,081
  5,900  US LEC Corp.+..............................      123,163
                                                       ----------
                                                          485,244
                                                       ----------
    CONSUMER STAPLES - 1.0%
 16,200  Renters Choice, Inc.+......................      459,675
                                                       ----------

    BASIC INDUSTRY - 0.6%
  7,675  Sealed Air Corporation+....................      282,056
                                                       ----------

    BANKS/SAVINGS & LOANS - 0.6%
 14,260  Richmond County Financial Corp. ...........      266,484
                                                       ----------
         Total Common Stocks (Cost $33,690,519).....   36,867,915
                                                       ----------

PRINCIPAL                                                VALUE
  AMOUNT                                               (NOTE 2)
---------                                              --------
REPURCHASE AGREEMENT - 15.8%
$7,081,000  Agreement with Goldman Sachs, 5.500%
              dated 06/30/1998, to be repurchased at
              $7,082,082 on 07/01/1998,
              collateralized by $5,188,078 U.S.
              Treasury Note, 8.875% due 08/15/2017
              (Market Value $7,235,255) (Cost
              $7,081,000)...........................  $ 7,081,000
                                                       ----------

TOTAL INVESTMENTS (Cost $40,771,519*).......   98.1%    43,948,915
OTHER ASSETS AND LIABILITIES (NET)..........    1.9        863,798
                                              -----    -----------
NET ASSETS..................................  100.0%   $44,812,713
                                              =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

+ Non-income producing security.
                               GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                     CONTRACTS TO DELIVER
            --------------------------------------   NET UNREALIZED
EXPIRATION      LOCAL       VALUE IN   IN EXCHANGE    APPRECIATION
   DATE        CURRENCY      U.S. $    FOR U.S. $     OF CONTRACTS
----------  --------------  --------   -----------   --------------
07/10/1998  GBP    136,000  227,106      226,230        $    876
08/07/1998  GBP     75,000  125,323      124,620             703
08/13/1998  GBP    175,000  292,456      290,745           1,711
08/14/1998  GBP     50,000   83,561       83,015             546
                                                        --------
                                                        $  3,836
                                                        --------

                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
            --------------------------------------   NET UNREALIZED
EXPIRATION      LOCAL       VALUE IN   IN EXCHANGE   (DEPRECIATION)
   DATE        CURRENCY      U.S. $    FOR U.S. $     OF CONTRACTS
----------  --------------  --------   -----------   --------------
07/03/1998  GBP     12,934   21,596       21,470        $   (126)
07/07/1998  GBP    157,253  262,579      262,283            (296)
07/10/1998  GBP    136,000  227,106      220,891          (6,215)
08/07/1998  GBP     75,000  125,323      122,778          (2,545)
08/13/1998  GBP    175,000  292,456      282,800          (9,656)
08/14/1998  GBP     50,000   83,561       81,670          (1,891)
                                                        --------
                                                        $(20,729)
                                                        --------
    Net Unrealized Depreciation of Forward Foreign
      Currency Contracts..........................      $(16,893)
                                                        ========

                               GLOSSARY OF TERMS

GBP  --   Great Britain Pound Sterling

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INTERNATIONAL GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------
COMMON STOCKS - 95.1%
    UNITED KINGDOM - 14.7%
    22,200  Barclays Plc+...........................  $   640,524
    34,400  Bass Plc................................      645,025
    13,700  Biocompatibles International Plc+.......       27,679
    33,151  British Airport Authority...............      358,129
    95,900  British Energy Plc......................      839,051
    63,500  British Sky Broadcasting Group Plc......      456,442
   174,591  Cookson Group Plc.......................      600,520
    69,700  Dixons Group Plc........................      556,286
    27,500  Galaxo Welcome..........................      826,042
    57,524  Guardian Royal Exchange Plc.............      337,127
    47,100  London Forfaiting Company Plc...........      214,302
   123,600  Medeva Plc..............................      352,901
    70,600  Orange Plc+.............................      748,543
     4,400  Perpetual Plc...........................      296,990
   247,300  Pilkington Plc..........................      458,338
   126,900  Rolls Royce Plc.........................      524,415
    25,900  Royal & Sun Alliance Insurance Group
              Plc...................................      267,904
    22,500  Safeway Inc. ...........................      147,455
    44,800  Standard Chartered Plc..................      509,405
    65,000  Williams Holdings Plc...................      417,842
                                                      -----------
                                                        9,224,920
                                                      -----------

    GERMANY - 14.1%
    17,400  Commerzbank AG..........................      662,958
    15,600  Degussa SA..............................      999,279
     5,600  Fresenius Medical Care AG+..............      350,951
     1,800  GEA AG..................................      703,788
     6,200  Hannover Rueckversicherungs AG..........      715,213
    21,100  Hoechst AG..............................    1,061,963
     2,152  KSB (Klein Schanzlin & Becker) AG+......      537,075
     3,320  Mannesmann AG...........................      341,556
    12,800  Moebel Walther AG.......................      603,405
     2,700  Muenchener
              Rueckversicherungs-Geseuschaft AG.....    1,341,689
     2,300  Preussag AG.............................      824,025
     1,040  Viag AG.................................      716,366
                                                      -----------
                                                        8,858,268
                                                      -----------

    FRANCE - 12.6%
     7,720  Banque Nationale de Paris...............      630,809
     3,560  Compagnie de St. Gobain.................      660,099
    15,557  La Gardere Group........................      647,683
     3,600  PSA Peugeot Citroen.....................      774,104
    16,900  Rhone-Poulenc Rorer, Inc. ..............      953,223
     8,100  SCOR....................................      513,811
    20,700  Societe Generale Ord....................      978,899
    12,400  Societe National Elf Aqutaine SA........    1,743,388
     2,900  Total SA................................      377,028
    34,900  TRANSGENE SA, Sponsored ADR+............      606,388
                                                      -----------
                                                        7,885,432
                                                      -----------

    JAPAN - 8.4%
    12,100  Advantest Corporation...................      652,824
    46,000  Fujitsu Ltd.............................      485,716
    27,000  Hankyu Realty...........................      119,310
    90,000  Minebea Company Ltd. ...................      898,893

                                                         VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------
     2,370  Nichiei Company Ltd. ...................  $   161,805
     8,000  Orix Corporation........................      542,128
     6,000  Rohm Company............................      618,355
     1,400  Shohkoh Fund & Company Ltd. ............      345,267
     6,400  Sony Corporation........................      553,121
       800  Sumitomo Bank Ltd.......................        7,811
     5,000  Takefuji Corporation++..................      231,431
     7,000  TDK Corporation.........................      518,912
     4,000  Tokyo Electron Ltd. ....................      122,948
                                                      -----------
                                                        5,258,521
                                                      -----------

    NETHERLANDS - 6.0%
     2,300  CSM NV..................................      110,550
    13,300  Hagemeyer NV............................      575,800
    14,232  ING Groep NV............................      932,626
    16,600  Pakhoed NV..............................      539,001
    10,100  Philips Electronics NV..................      849,679
    11,546  Vedior NV,..............................      326,603
    11,700  Vendex NV...............................      440,337
                                                      -----------
                                                        3,774,596
                                                      -----------

    SWEDEN - 5.7%
    40,500  ABB AB, B Shares........................      563,699
     8,500  Biora AB, Sponsored ADR.................      225,250
    33,611  Electrolux AB, B shares.................      577,393
    15,500  Ericsson LM, B shares...................      452,853
     9,200  Kinnevik, B Shares......................      299,360
    92,100  Nordbanken AB...........................      675,592
    41,700  SKF AB, B Shares........................      758,182
                                                      -----------
                                                        3,552,329
                                                      -----------

    ITALY - 5.5%
    28,400  Assicurazioni Generali Spa+.............      923,889
   209,700  Parmalat Finanziaria Spa+...............      427,839
 1,351,000  Seat Spa+...............................      638,717
   200,300  Telecom Italia Spa......................    1,475,123
                                                      -----------
                                                        3,465,568
                                                      -----------

    AUSTRIA - 4.1%
    12,300  Bank Austria AG.........................    1,001,353
     4,370  OMV AG..................................      585,881
     4,435  VA Technologie AG.......................      552,300
     1,890  Wienerberger Baustoffindustrie AG.......      457,622
                                                      -----------
                                                        2,597,156
                                                      -----------

    SWITZERLAND - 3.7%
       298  Schweiz Ruckversicherungs AG............      754,889
       640  SIG Schweizerische
              Industrie-Gesellschaft Holding AG.....      521,957
       663  Sulzer AG...............................      524,078
     5,700  TAG Heuer International SA..............      541,092
                                                      -----------
                                                        2,342,016
                                                      -----------

    DENMARK - 3.6%
    12,200  International Service Systems A/S, Class
              B.....................................      710,386
    17,400  SAS Denmark A/S.........................      349,545
    13,600  Unidemark A/S...........................    1,223,495
                                                      -----------
                                                        2,283,426
                                                      -----------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------
COMMON STOCKS - (CONTINUED)
    HONG KONG - 2.4%
   656,000  Cosco Pacific Ltd. .....................  $   234,951
   328,262  First Pacific Company...................      137,694
    19,400  Guangshen Railway Ltd., ADR.............      132,163
    26,800  HSBC Holdings Plc.......................      655,472
   143,000  Samartone Telecommunications............      348,826
                                                      -----------
                                                        1,509,106
                                                      -----------

    ISRAEL - 2.3%
    19,300  Blue Square-Israel Ltd., ADR............      297,944
    17,400  ECI Telecommunications Ltd., ADR........      659,025
    13,800  Orbotech, Ltd., ADR+....................      501,975
                                                      -----------
                                                        1,458,944
                                                      -----------

    FINLAND - 1.9%
    14,590  Huhtamaki Group, I Shares                     830,664
    17,714  Rauma Group.............................      363,651
                                                      -----------
                                                        1,194,315
                                                      -----------

    ARGENTINA - 1.5%
    11,100  Telefonica de Argentina, ADR............      360,056
    20,200  YPF Sociedad Anonima, Sponsored ADR.....      607,263
                                                      -----------
                                                          967,319
                                                      -----------

    NORWAY - 1.3%
    34,600  Fred Olsen Energy.......................      460,521
    21,700  Smedvig ASA, B Shares...................      240,686
       825  Smedvig ASA, B Shares, Sponsored ADR....        9,384
     4,300  Sparebanken NOR.........................      123,442
                                                      -----------
                                                          834,033
                                                      -----------

    SPAIN - 1.3%
    37,100  Endesa SA...............................      811,676
                                                      -----------

    SINGAPORE - 1.2%
     1,980  Development Bank of Singapore, ADR......       44,303
   113,490  Development Bank of Singapore (F).......      629,752
    74,000  Keppel Bank.............................       61,045
                                                      -----------
                                                          735,100
                                                      -----------

    KOREA - 1.0%
     5,500  Hyundai Heavy Industry..................      116,169
    16,600  LG Electronics..........................      136,016
     6,410  Samsung Display Devices Company.........      175,073
    39,700  Samsung Heavy Industry+.................      198,066
                                                      -----------
                                                          625,324
                                                      -----------

    NEW ZEALAND - 0.9%
   665,400  Brierly Investments Ltd., Ord...........      332,391
   176,200  Fletcher Challenge -- Building
              Division..............................      220,046
    34,500  Wrightson Ltd...........................        6,642
                                                      -----------
                                                          559,079
                                                      -----------

    IRELAND - 0.8%
    29,400  Greensource Group Plc...................      160,157
    23,300  Kerry Group Plc.........................      322,200
                                                       ----------
                                                          482,357
                                                       ----------

                                                         VALUE
  SHARES                                               (NOTE 2)
  ------                                               --------

    MEXICO - 0.7%
    14,200  Fomento Economico Mexico, SA,
              Sponsored ADR+........................  $   447,300
                                                       ----------

    BRAZIL - 0.6%
 1,075,600  Cia Saneamento Basico Estado............      129,271
     2,400  Telebras, Sponsored ADR.................      262,050
                                                       ----------
                                                          391,321
                                                       ----------

    INDIA - 0.5%
    23,500  State Bank of India, GDR+ ++............      277,300
                                                       ----------

    PORTUGAL - 0.2%
    10,700  Banco Mello, SA.........................      131,982
                                                       ----------

    AUSTRALIA - 0.1%
    14,100  Foodland Associated Ltd.................       85,775
                                                       ----------
            Total Common Stocks (Cost
              $58,632,297)..........................   59,753,163
                                                       ----------

PREFERRED STOCKS - 1.0%

    BRAZIL - 1.0%
    21,200  CIA Vale Do Rio Doce, PFD...............      421,599
 1,045,000  Telerj Cellular SA-PFD B................       62,155
 1,757,000  Telesp Cellular SA-PFD B................      145,841
                                                       ----------
            Total Preferred Stocks (Cost
              $726,853).............................      629,595
                                                       ----------

RIGHTS - 0.1%#
    12,300  Bank Austria AG Rights..................          638
     9,200  Kinnevik AB Rights......................       42,107
                                                       ----------
            Total Rights (Cost $0)..................       42,745
                                                       ----------

PRINCIPAL
  AMOUNT
---------
REPURCHASE AGREEMENT - 3.3%
$2,089,000  Agreement with State Street Corp.,
              5.750% dated 07/01/1998, to be
              repurchased at $2,089,334 on
              07/01/1998, collateralized by
              $1,535,000 U.S. Treasury Note, 8.875%
              due 08/15/2017. (Market Value
              $2,182,818) (Cost $2,089,000).........    2,089,000
                                                       ----------

TOTAL INVESTMENTS (Cost $61,448,150*).......   99.4%    62,514,503
OTHER ASSETS AND LIABILITIES (NET)..........    0.6        346,119
                                              -----    -----------
NET ASSETS..................................  100.0%   $62,860,622
                                              =====    ===========

---------------------
  * Aggregate cost for federal tax purposes.

  + Non-income producing security.

  ++ A portion or all of this security is exempt from registration under Rule
     144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

As of June 30, 1998 sector diversification was as follows:

                                            % OF         VALUE
        SECTOR DIVERSIFICATION           NET ASSETS    (NOTE 2)
        ----------------------           ----------    --------
COMMON STOCKS:
Financial Services.....................     25.1%     $15,752,238
Materials & Processing.................     12.3        7,752,478
Energy.................................     10.1        6,354,112
Producer Durables......................      7.6        4,780,418
Technology.............................      7.5        4,675,726
Telecommunications.....................      6.9        4,306,476
Health Care............................      5.5        3,451,174
Consumer Discretionary.................      4.8        2,993,873
Consumer Staples.......................      3.4        2,150,212
Autos & Transportation.................      3.4        2,138,356
Retail.................................      1.5          971,511
Other..................................      7.0        4,426,589
                                           -----      -----------
TOTAL COMMON STOCKS....................     95.1       59,753,163
OTHER INVESTMENTS......................      4.4        2,761,340
                                           -----      -----------
TOTAL INVESTMENTS......................     99.4       62,514,503
OTHER ASSETS AND LIABILITIES (NET).....      0.6          346,119
                                           -----      -----------
NET ASSETS.............................    100.0%     $62,860,622
                                           =====      ===========

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
JUNE 30, 1998 (UNAUDITED)

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE
               ------------------------------                  UNREALIZED
  EXPIRATION                        VALUE IN    IN EXCHANGE   APPRECIATION
     DATE        LOCAL CURRENCY      U.S. $     FOR U.S. $    OF CONTRACTS
  ----------   -------------------  ---------   -----------   ------------
  07/01/1998   GBP          61,840    103,254      103,072      $   182
  08/31/1998   JPY     165,000,000  1,204,402    1,191,599       12,803
                                                                -------
                                                                $12,985
                                                                -------

                U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER                        UNREALIZED
               ------------------------------                 APPRECIATION/
  EXPIRATION                        VALUE IN    IN EXCHANGE   (DEPRECIATION)
     DATE        LOCAL CURRENCY      U.S. $     FOR U.S. $     OF CONTRACTS
  ----------   -------------------  ---------   -----------   --------------
  07/01/1998   NZD          18,238      9,490        9,375       $  (115)
  07/02/1998   NZD          84,350     43,893       43,105          (788)
  07/02/1998   ATS         111,300      8,772        8,750           (22)
  07/02/1998   CHF           6,419      4,239        4,227           (12)
  07/02/1998   ESP       1,082,495      7,059        7,054            (5)
  07/02/1998   FIM          11,759      2,146        2,137            (9)
  07/02/1998   FRF         201,511     33,331       33,250           (81)
  07/02/1998   NLG          36,813     18,110       18,063           (47)
  07/02/1998   PTE           8,643         47           47            (0)
  07/02/1998   SEK          52,833      6,625        6,612           (13)
  07/06/1998   NZD           1,139        593          585            (8)
  07/07/1998   AUD         566,648    351,703      350,050        (1,653)
  08/31/1998   JPY     832,000,000  6,073,108    6,129,576        56,468
                                                                 -------
                                                                 $53,715
                                                                 -------
      Net Unrealized Appreciation of Forward Foreign
        Currency Contracts.................................      $66,700
                                                                 =======

                               GLOSSARY OF TERMS

                                             ADR        --   American Depositary Receipt
                                             ATS        --   Austrian Schilling
                                             AUD        --   Australian Dollar
                                             CHF        --   Swiss Franc
                                             ESP        --   Spanish Peseta
                                             FIM        --   Finnish Markka
                                             FRF        --   French Franc
                                             GBP        --   Great British Pound
                                             JPY        --   Japanese Yen
                                             NLG        --   Netherlands Guilder
                                             NZD        --   New Zealand Dollar
                                             PTE        --   Portuguesse Escudo
                                             SEK        --   Swedish Krona

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------
INVESTMENT COMPANY SECURITIES - 97.3%
  17,529  WM Emerging Growth Fund....................  $  245,408
  45,475  WM Growth & Income Fund....................     734,872
  39,659  WM Growth Fund.............................     728,132
  38,553  WM International Growth Fund...............     476,127
 118,127  WM Money Market Fund.......................     118,127
  58,334  WM Short Term High Quality Bond Fund.......     141,753
                                                        ---------

TOTAL INVESTMENTS (Cost $2,573,733*).........   97.3%    2,444,419
OTHER ASSETS AND LIABILITIES (NET)...........    2.7        67,766
                                               -----    ----------
NET ASSETS...................................  100.0%   $2,512,185
                                               =====    ==========

---------------------

* Aggregate cost for federal tax purposes.
CONSERVATIVE GROWTH PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
 SHARES                                                 (NOTE 2)
 ------                                                 --------
INVESTMENT COMPANY SECURITIES - 96.8%
  38,678  WM Emerging Growth Fund....................  $  541,490
 117,088  WM Growth & Income Fund....................   1,892,144
  60,225  WM Growth Fund.............................   1,105,724
  85,147  WM International Growth Fund...............   1,051,567
 521,539  WM Money Market Fund.......................     521,539
  25,943  WM US Government Securities Fund...........     261,762
                                                       ----------

TOTAL INVESTMENTS (Cost $5,657,762*).........   96.8%    5,374,226
OTHER ASSETS AND LIABILITIES (NET)...........    3.2       176,117
                                               -----    ----------
NET ASSETS...................................  100.0%   $5,550,343
                                               =====    ==========

---------------------

* Aggregate cost for federal tax purposes.
BALANCED PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
  ------                                                --------
INVESTMENT COMPANY SECURITIES - 97.6%
   104,359  WM Growth & Income Fund..................  $1,686,443
    47,474  WM Growth Fund...........................     871,621
    88,632  WM International Growth Fund.............   1,094,606
 1,086,094  WM Money Market Fund.....................   1,086,095
    81,046  WM US Government Securities Fund.........     817,751
                                                        ---------

TOTAL INVESTMENTS (Cost $5,741,909*).........   97.6%    5,556,516
OTHER ASSETS AND LIABILITIES (NET)...........    2.4       138,876
                                               -----    ----------
NET ASSETS...................................  100.0%   $5,695,392
                                               =====    ==========

---------------------

* Aggregate cost for federal tax purposes.
FLEXIBLE INCOME PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                  --------
INVESTMENT COMPANY SECURITIES - 99.4%
  2,502  WM Growth & Income Fund......................  $ 40,436
    751  WM Growth Fund...............................    13,788
  3,802  WM Income Fund...............................    39,048
 64,960  WM Money Market Fund.........................    64,960
 10,693  WM Short Term High Quality Bond Fund.........    25,984
  7,755  WM US Government Securities Fund.............    78,253
                                                        --------

TOTAL INVESTMENTS (Cost $267,532*)............   99.4%    262,469
OTHER ASSETS AND LIABILITIES (NET)............    0.6       1,564
                                                -----    --------
NET ASSETS....................................  100.0%   $264,033
                                                =====    ========

---------------------

* Aggregate cost for federal tax purposes.
INCOME PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                  --------
INVESTMENT COMPANY SECURITIES - 89.0%
  2,692  WM Income Fund...............................  $ 27,650
 11,029  WM Money Market Fund.........................    11,028
  5,446  WM Short Term High Quality Bond Fund.........    13,235
  4,385  WM US Government Securities Fund.............    44,249
                                                        --------

TOTAL INVESTMENTS (Cost $95,889*).............   89.0%     96,162
OTHER ASSETS AND LIABILITIES (NET)............   11.0      11,877
                                                -----    --------
NET ASSETS....................................  100.0%   $108,039
                                                =====    ========

---------------------

* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

STATEMENTS of ASSETS and LIABILITIES
WM VARIABLE TRUST
JUNE 30, 1998 (UNAUDITED)

                                                        SHORT TERM        U.S.
                                           MONEY           HIGH        GOVERNMENT                      GROWTH &
                                          MARKET       QUALITY BOND    SECURITIES       INCOME          INCOME          GROWTH
                                           FUND            FUND           FUND           FUND            FUND            FUND
                                        -----------    ------------    -----------    -----------    ------------    ------------
ASSETS:
Investments, at value
  See portfolios of investments:
    Securities........................  $33,089,742    $26,763,310     $50,084,367    $49,219,619    $115,043,932    $136,734,923
    Repurchase Agreements.............    1,038,000      1,663,000      4,381,000         --              630,000         --
                                        -----------    -----------     -----------    -----------    ------------    ------------
Total Investments (a).................   34,127,742     28,426,310     54,465,367      49,219,619     115,673,932     136,734,923
Cash and/or foreign currency (b)......          764        --              59,464         --              --               99,475
Dividends and/or interest
  receivable..........................      216,647        326,206        464,398         952,495         119,848          66,354
Receivable for investment securities
  sold................................      --             --              --             --            1,923,842       1,888,778
Receivable for Fund shares sold.......      143,776        --               3,295           1,146         --              --
Net unrealized appreciation of forward
  foreign currency contracts
  See portfolios of investments.......      --             --              --             --              --              --
Unamortized organization costs and/or
  offering costs......................      --             --              --             --              --              --
Receivable from investment advisor....        7,276        --              --             --              --              --
Other assets..........................          182          5,336            455             400             503             820
                                        -----------    -----------     -----------    -----------    ------------    ------------
    Total Assets......................   34,496,387     28,757,852     54,992,979      50,173,660     117,718,125     138,790,350
                                        -----------    -----------     -----------    -----------    ------------    ------------
LIABILITIES:
Payable for investment securities
  purchased...........................      --             --              --             --            1,560,149         184,853
Net unrealized depreciation of forward
  foreign currency contracts
  See portfolios of investments.......      --             --              --             --              --               24,256
Payable for Fund shares redeemed......       36,443          1,604         46,140          52,598         --                6,279
Due to Custodian......................      --                 386         --              80,734          68,099         --
Dividends payable.....................      140,393        --              --             --              --              --
Investment advisory fee payable.......      --              24,558         25,178          23,889          70,254          95,115
Administration fee payable............        5,072          4,264          8,105           7,392          16,549          19,250
Variation Margin payable..............      --               1,547         --             --              --              --
Accrued expenses and other payables...       27,659         21,072         47,301          33,676          49,317          68,874
                                        -----------    -----------     -----------    -----------    ------------    ------------
    Total Liabilities.................      209,567         53,431        126,724         198,289       1,764,368         398,627
                                        -----------    -----------     -----------    -----------    ------------    ------------
NET ASSETS............................  $34,286,820    $28,704,421     $54,866,255    $49,975,371    $115,953,757    $138,391,723
                                        ===========    ===========     ===========    ===========    ============    ============
NET ASSETS CONSIST OF:
Undistributed net investment income/
  (distributions in excess of net
  investment income)..................  $    22,556    $    59,729     $    4,891     $    47,251    $     90,049    $   (194,358)
Accumulated net realized gain/(loss)
  from security transactions, futures
  contracts, forward foreign currency
  contracts, foreign currency
  transactions and written options....          108       (565,163)    (1,610,071)     (2,208,829)     10,148,859      14,597,341
Net unrealized
  appreciation/(depreciation) of
  securities, futures contracts,
  forward foreign currency contracts,
  foreign currency, written options
  and other assets and liabilities....      --             145,740      2,605,897       2,489,745      14,012,605      34,030,132
Paid-in capital.......................   34,264,156     29,064,115     53,865,538      49,647,204      91,702,244      89,958,608
                                        -----------    -----------     -----------    -----------    ------------    ------------
    Total Net Assets..................  $34,286,820    $28,704,421     $54,866,255    $49,975,371    $115,953,757    $138,391,723
                                        ===========    ===========     ===========    ===========    ============    ============
NET ASSET VALUE, offering price and
  redemption price per share of
  beneficial interest outstanding.....  $      1.00    $      2.43     $    10.09     $     10.27    $      16.16    $      18.36
                                        ===========    ===========     ===========    ===========    ============    ============
Number of Fund/Portfolio shares
  outstanding.........................   34,279,449     11,801,324      5,437,961       4,865,909       7,175,179       7,538,005
                                        ===========    ===========     ===========    ===========    ============    ============
---------------------
(a) Investments, at cost..............  $34,127,742    $28,274,392     $51,859,470    $46,729,874    $101,661,327    $102,680,267
(b) Cash and/or foreign currency, at
      cost............................  $       764    $   --          $   59,464     $   --         $    --         $     99,475

=================================

                       See Notes to Financial Statements.


      BOND &                     EMERGING     INTERNATIONAL    STRATEGIC    CONSERVATIVE                 FLEXIBLE
       STOCK      NORTHWEST       GROWTH         GROWTH         GROWTH         GROWTH       BALANCED      INCOME      INCOME
       FUND          FUND          FUND           FUND         PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO
    -----------   ----------   ------------   -------------   -----------   ------------   -----------   ---------   ---------
    $1,032,059    $ 968,760    $36,867,915     $60,425,503    $2,444,419     $5,374,226    $5,556,516    $262,469    $ 96,162
       235,000      114,000      7,081,000       2,089,000        --            --             --           --          --
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
     1,267,059    1,082,760     43,948,915      62,514,503     2,444,419      5,374,226     5,556,516     262,469      96,162
           897       24,715        499,598         998,847         7,904         51,028        24,043         700      14,795
         5,017          413          3,644         173,211            16             72           150           9          22
        --              457        548,283       1,409,856        --            --             --           --            507
        23,944       --              2,925           5,850        42,579        134,605       131,038         510          32
        --           --            --               66,700        --            --             --           --          --
        --           --            --              --             32,273         32,273        32,273       7,917       --
        --              332        --              --              4,712          5,458         1,872         214          36
                                       365             445             4        --                125       --          --
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
     1,296,917    1,108,677     45,003,730      65,169,412     2,531,907      5,597,662     5,746,017     271,819     111,554
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
        --           --             72,550       2,183,122        --             29,248        --           --          3,437
        --           --             16,893         --             --            --             --           --          --
        --           --             30,830          24,657        --            --             --           --          --
        --           --            --              --             --            --             --           --          --
        --            3,078        --              --              7,787        --             31,215         510          32
           743       --             31,608          14,988        --            --             --           --          --
           174          152          6,476           9,325            81            171           192           9           7
        --           --            --              --             --            --             --           --          --
           960        1,880         32,660          76,698        11,854         17,900        19,218       7,267          39
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
         1,877        5,110        191,017       2,308,790        19,722         47,319        50,625       7,786       3,515
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
    $1,295,040    $1,103,567   $44,812,713     $62,860,622    $2,512,185     $5,550,343    $5,695,392    $264,033    $108,039
    ==========    ==========   ===========     ===========    ==========     ==========    ==========    ========    ========
    $      537    $     961    $   (69,419)    $  (553,712)   $   29,742     $   71,422    $   98,347    $  3,807    $    584
          (231)         316      7,374,542         572,600       220,476        475,355       391,251       9,367         (34)
       (21,601)     (76,519)     3,160,617       1,146,679      (129,314)      (283,536)     (185,393)     (5,063)        273
     1,316,335    1,178,809     34,346,973      61,695,055     2,391,281      5,287,102     5,391,187     255,922     107,216
    ----------    ----------   -----------     -----------    ----------     ----------    ----------    --------    --------
    $1,295,040    $1,103,567   $44,812,713     $62,860,622    $2,512,185     $5,550,343    $5,695,392    $264,033    $108,039
    ==========    ==========   ===========     ===========    ==========     ==========    ==========    ========    ========
    $     9.79    $    9.29    $     14.00     $     12.35    $    12.37     $    11.82    $    11.59    $  10.85    $  10.16
    ==========    ==========   ===========     ===========    ==========     ==========    ==========    ========    ========
       132,259      118,828      3,201,083       5,087,931       203,098        469,567       491,541      24,328      10,630
    ==========    ==========   ===========     ===========    ==========     ==========    ==========    ========    ========
    $1,288,660    $1,159,279   $40,771,519     $61,448,150    $2,573,733     $5,657,762    $5,741,909    $267,532    $ 95,889
    $      897    $  24,715    $   499,598     $   993,797    $    7,904     $   51,028    $   24,043    $    700    $ 14,795

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS
WM VARIABLE TRUST
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)

                                                            SHORT TERM        U.S.
                                                MONEY          HIGH        GOVERNMENT                   GROWTH &
                                                MARKET     QUALITY BOND    SECURITIES      INCOME        INCOME         GROWTH
                                                 FUND          FUND           FUND          FUND          FUND           FUND
                                               --------    ------------    ----------    ----------    -----------    -----------
INVESTMENT INCOME:
Dividends....................................  $  --        $  --          $  --         $    5,018    $   710,198    $   329,156
Foreign withholding tax on dividend income...     --           --             --             --            --              (6,873)
Interest.....................................   923,390       833,868      2,059,778      1,924,287         58,585        134,420
Fee income...................................     --           --              3,422         --            --             --
                                               --------     ---------      ----------    ----------    -----------    -----------
    Total Investment Income..................   923,390       833,868      2,063,200      1,929,305        768,783        456,703
                                               --------     ---------      ----------    ----------    -----------    -----------
EXPENSES:
Investment advisory fee......................    65,144        78,539        173,590        163,171        432,252        576,412
Administration fee...........................    29,588        23,441         52,077         45,186         97,790        116,663
Trustees' fees and expenses..................       805           442          1,152            255          3,062          3,589
Legal and audit fees.........................     8,341        10,968         12,117         10,417         10,804         11,400
Transfer agent fees..........................       558           243            439            480            288            207
Custodian fees...............................     3,807        14,424          2,551          6,698         17,921         19,912
Registration and filing fees.................     1,228           963          2,034          1,816          4,065          4,859
Amortization of organization costs...........     2,170         1,691          2,102          2,119        --               2,119
Printing fees................................     5,234         4,185          9,628          8,915         16,823         21,467
Other........................................     1,283         5,467          2,917          5,961          2,824          7,452
Interest expense.............................     --           --             68,542         --            --             --
Fees waived and/or expenses absorbed by
  investment advisor and administrator.......   (10,161)         (711)        (1,839)        (1,946)        (2,809)       --
                                               --------     ---------      ----------    ----------    -----------    -----------
    Subtotal.................................   107,997       139,652        325,310        243,072        583,020        764,080
Fees reduced by credits allowed by the
  custodian..................................      (556)      (12,073)          (209)          (491)        (6,238)        (2,140)
                                               --------     ---------      ----------    ----------    -----------    -----------
    Net expenses.............................   107,441       127,579        325,101        242,581        576,782        761,940
                                               --------     ---------      ----------    ----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS).................   815,949       706,289      1,738,099      1,686,724        192,001       (305,237)
                                               --------     ---------      ----------    ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Realized gain/(loss) from:
  Security transactions......................       108       (52,238)       875,904        105,516     10,217,056     14,695,426
  Forward foreign currency contracts and
    foreign currency transactions............     --               (7)        --             --            --              (1,035)
  Futures contracts..........................     --          (39,123)      (288,865)        --            --             --
  Other......................................     --           --             --             --            --              44,556
  Capital gain distributions received........     --           --             --             --            --             --
Net unrealized appreciation/(depreciation)
  of:
  Securities.................................     --           (9,459)      (178,952)       319,306      2,911,552     20,547,350
  Forward foreign currency contracts.........     --           --             --             --            --              22,568
  Foreign currency, written options, futures
    contracts and other assets and
    liabilities..............................     --              322         --             --            --             (11,443)
                                               --------     ---------      ----------    ----------    -----------    -----------
Net realized and unrealized gain/(loss) on
  investments................................       108      (100,505)       408,087        424,822     13,128,608     35,297,422
                                               --------     ---------      ----------    ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $816,057     $ 605,784      $2,146,186    $2,111,546    $13,320,609    $34,992,185
                                               ========     =========      ==========    ==========    ===========    ===========

---------------------

 * The Bond & Stock Fund and Northwest Fund commenced operations on April 28, 1998.
** The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997 and re-commenced operations on April 23, 1998.

                       See Notes to Financial Statements.

     BOND &                 EMERGING    INTERNATIONAL   STRATEGIC   CONSERVATIVE               FLEXIBLE
     STOCK     NORTHWEST     GROWTH        GROWTH        GROWTH        GROWTH      BALANCED     INCOME       INCOME
     FUND*       FUND*        FUND          FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO**
    --------   ---------   ----------   -------------   ---------   ------------   ---------   ---------   -----------
    $  1,536   $    914    $  58,979     $  695,609     $ 32,276      $ 78,249     $105,796     $ 4,125       $616
          --         --           --             --           --            --           --          --         --
       5,391      2,470      101,312         72,869           18           119           37          --         --
          --         --           --             --           --            --           --          --         --
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
       6,927      3,384      160,291        768,478       32,294        78,368      105,833       4,125        616
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
       1,295      1,073      202,128        266,377          609         1,413        4,426          72         13
         333        309       41,491         51,159          914         2,119        2,696         134         13
          39         26        1,110          1,634           62           150          158           5          2
         551        825       11,025         14,719        3,300         4,132        4,737         276          6
          --         --          502            478          690           690          690          --         --
         431      1,108        6,861         73,134          676         1,035          953          --         84
           8         15        1,068          2,321           --         1,013        1,260          --         23
          --         --           --          2,119        4,120         4,120        4,120          --         --
         173         75        7,586         10,523          885         5,236        6,743          --          8
          --         --        5,328          7,060           27           556           77          16         10
          --         --           --             --           --            --           --          --         --
          --       (860)          --        (44,424)      (8,764)      (14,722)     (18,868)       (216)       (43)
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
       2,830      2,571      277,099        385,100        2,519         5,742        6,992         287        116
        (215)      (148)        (644)          (359)        (411)         (732)        (761)        (39)       (84)
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
       2,615      2,423      276,455        384,741        2,108         5,010        6,231         248         32
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
       4,312        961     (116,164)       383,737       30,186        73,358       99,602       3,877        584
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
        (231)       316    7,615,624      4,698,134        9,635        29,763       37,934       2,125         (2)
          --         --      (54,233)       899,023           --            --           --          --         --
          --         --           --             --           --            --           --          --         --
          --         --       (1,644)        39,788      211,599       470,107      365,770       7,248         --
     (21,601)   (76,519)   (5,757,604)     (291,992)    (121,232)     (273,096)    (178,902)     (5,064)       273
          --         --       29,852       (436,860)          --            --           --          --         --
          --         --           81         35,635           --            --           --          --         --
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
            )
     (21,832    (76,203)   1,832,076      4,943,728      100,002       226,774      224,802       4,309        271
    --------   --------    ----------    ----------     --------      --------     --------     -------       ----
    $(17,520)  $(75,242)   $1,715,912    $5,327,465     $130,188      $300,132     $324,404     $ 8,186       $855
    ========   ========    ==========    ==========     ========      ========     ========     =======       ====

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)

                                                        SHORT TERM        U.S.
                                           MONEY           HIGH        GOVERNMENT                      GROWTH &
                                          MARKET       QUALITY BOND    SECURITIES       INCOME          INCOME          GROWTH
                                           FUND            FUND           FUND           FUND            FUND            FUND
                                        -----------    ------------    -----------    -----------    ------------    ------------
Net investment income/(loss)..........  $   815,949    $   706,289     $1,738,099     $ 1,686,724    $    192,001    $   (305,237)
Net realized gain/(loss) from security
  transactions, forward foreign
  currency contracts, foreign currency
  transactions, futures contracts and
  written options during the year.....          108        (91,368)       587,039         105,516      10,217,056      14,738,947
Capital gain distributions received...      --             --              --             --              --              --
Net unrealized appreciation/
  (depreciation) of securities,
  forward foreign currency contracts,
  foreign currency, written options,
  futures contracts and other assets
  and liabilities during the year.....      --              (9,137)      (178,952)        319,306       2,911,552      20,558,475
                                        -----------    -----------     -----------    -----------    ------------    ------------
Net increase/decrease in net assets
  resulting from operations...........      816,057        605,784      2,146,186       2,111,546      13,320,609      34,992,185
Distributions to shareholders from:
  Net investment income...............     (815,949)      (661,486)    (1,806,004)     (1,697,865)       (542,109)       (482,175)
  Net realized gains on investments...      --             --              --             --          (17,377,594)    (11,689,297)
Net increase/(decrease) in net assets
  from Fund share transactions........    1,422,298     16,815,736     (7,130,336)     (2,108,776)     18,758,383      (6,194,624)
                                        -----------    -----------     -----------    -----------    ------------    ------------
Net increase/(decrease) in net
  assets..............................    1,422,406     16,760,034     (6,790,154)     (1,695,095)     14,159,289      16,626,089
NET ASSETS:
Beginning of period...................   32,864,414     11,944,387     61,656,409      51,670,466     101,794,468     121,765,634
                                        -----------    -----------     -----------    -----------    ------------    ------------
End of period.........................  $34,286,820    $28,704,421     $54,866,255    $49,975,371    $115,953,757    $138,391,723
                                        ===========    ===========     ===========    ===========    ============    ============
Undistributed net investment income at
  end of period.......................  $    22,556    $    59,729     $    4,891     $    47,251    $     90,049    $   (194,358)
                                        ===========    ===========     ===========    ===========    ============    ============
---------------------
 * The Bond & Stock Fund and Northwest Fund commenced operations on April 28, 1998.
** The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997 and re-commenced operations on April 23, 1998.

                       See Notes to Financial Statements.

      BOND &                   EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                FLEXIBLE
      STOCK      NORTHWEST      GROWTH         GROWTH         GROWTH        GROWTH       BALANCED     INCOME       INCOME
      FUND*        FUND*         FUND           FUND        PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO**
    ----------   ----------   -----------   -------------   ----------   ------------   ----------   ---------   -----------
    $    4,312   $     961    $  (116,164)   $   383,737    $   30,186    $   73,358    $   99,602   $  3,877     $    584
              )
          (231         316      7,559,747      5,636,945         9,635        29,763        37,934      2,125           (2)
        --          --            --             --            211,599       470,107       365,770      7,248       --
              )
       (21,601     (76,519)    (5,727,671)      (693,217)     (121,232)     (273,096)     (178,902)    (5,064)         273
    ----------   ----------   -----------    -----------    ----------    ----------    ----------   --------     --------
              )
       (17,520     (75,242)     1,715,912      5,327,465       130,188       300,132       324,404      8,186          855
        (3,775)     --            --          (3,296,872)       (5,837)      (11,420)      (31,215)      (486)      --
        --          --         (6,023,693)    (2,926,001)       (1,797)       (5,025)       --            (24)         (32)
     1,316,335   1,178,809      3,758,867     14,120,048     1,798,248     3,892,994     3,048,224    156,004      107,216
    ----------   ----------   -----------    -----------    ----------    ----------    ----------   --------     --------
     1,295,040   1,103,567       (548,914)    13,224,640     1,920,802     4,176,681     3,341,413    163,680      108,039
             0           0     45,361,627     49,635,982       591,383     1,373,662     2,353,979    100,353       --
    ----------   ----------   -----------    -----------    ----------    ----------    ----------   --------     --------
    $1,295,040   $1,103,567   $44,812,713    $62,860,622    $2,512,185    $5,550,343    $5,695,392   $264,033     $108,039
    ==========   ==========   ===========    ===========    ==========    ==========    ==========   ========     ========
    $      537   $     961    $   (69,419)   $  (553,712)   $   29,742    $   71,422    $   98,347   $  3,807     $    584
    ==========   ==========   ===========    ===========    ==========    ==========    ==========   ========     ========

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                              SHORT TERM        U.S.
                                                                 MONEY           HIGH        GOVERNMENT
                                                                MARKET       QUALITY BOND    SECURITIES       INCOME
                                                                 FUND            FUND           FUND           FUND
                                                              -----------    ------------    -----------    -----------
Net investment income/(loss)................................  $ 1,471,011    $   737,476     $3,942,935     $ 3,689,786
Net realized gain/(loss) from security transactions, forward foreign currency contracts, foreign currency transactions,
  futures contracts and written options during the year.....        3,305       (117,087)       117,793         (82,245)
Capital gain distributions received.........................      --             --              --             --
Net unrealized appreciation/(depreciation) of securities,
  forward foreign currency contracts, foreign currency,
  written options, futures contracts and other assets and
  liabilities during the year...............................      --              60,370      1,427,909       1,706,635
                                                              -----------    -----------     -----------    -----------
Net increase in net assets resulting from operations........    1,474,316        680,759      5,488,637       5,314,176
Distributions to shareholders from:
  Net investment income.....................................   (1,467,623)      (687,795)    (3,881,167)     (3,679,274)
  Net realized gains on investments.........................       (3,305)            --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................    9,595,509       (450,459)    (6,514,356)     (9,847,636)
                                                              -----------    -----------     -----------    -----------
Net increase/(decrease) in net assets.......................    9,598,897       (457,495)    (4,906,886)     (8,212,734)
NET ASSETS:
Beginning of period.........................................   23,265,517     12,401,882     66,563,295      59,883,200
                                                              -----------    -----------     -----------    -----------
End of period...............................................  $32,864,414    $11,944,387     $61,656,409    $51,670,466
                                                              ===========    ===========     ===========    ===========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................  $    22,556    $    14,926     $   72,796     $    58,392
                                                              ===========    ===========     ===========    ===========
---------------------
 * The Strategic Growth, Conservative Growth and Balanced Portfolios commenced operations on June 3, 1997.
 + The Flexible Income Portfolio commenced operations on
   September 9, 1997.
++ The Income Portfolio commenced operations on October 22,
   1997.

                       See Notes to Financial Statements.

       GROWTH &                      EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                 FLEXIBLE
        INCOME         GROWTH         GROWTH         GROWTH         GROWTH        GROWTH       BALANCED      INCOME       INCOME
         FUND           FUND           FUND           FUND        PORTFOLIO*    PORTFOLIO*    PORTFOLIO*   PORTFOLIO+   PORTFOLIO++
     ------------   ------------   ------------   -------------   ----------   ------------   ----------   ----------   -----------
     $   482,775    $     86,062   $   (276,135)  $    318,567     $    898    $     5,496    $  19,865     $  1,195      -$-


      17,343,219      12,732,367      5,888,420        390,662         (104)       (20,465)     (17,764)          18         23
         --              --             --             --             3,302          2,627       13,070       --          --



       3,441,585        (216,443)      (974,715)    (2,047,041)      (8,082)       (10,440)      (6,491)           1      --
     ------------   ------------   ------------   ------------     --------    -----------    ----------    --------       ----
      21,267,579      12,601,986      4,637,570     (1,337,812)      (3,986)       (22,782)       8,680        1,214         23

        (539,740)       (138,925)       --          (1,127,686)      --            --            --           --          --
      (6,617,216)    (15,601,296)    (2,594,503)    (1,036,604)      --            --            --           --          --

      25,239,310       8,840,085    (12,568,929)    (9,216,432)     595,369      1,396,444    2,345,299       99,139        (23)
     ------------   ------------   ------------   ------------     --------    -----------    ----------    --------       ----
      39,349,933       5,701,850    (10,525,862)   (12,718,534)     591,383      1,373,662    2,353,979      100,353      --

      62,444,535     116,063,784     55,887,489     62,354,516       --            --            --           --          --
     ------------   ------------   ------------   ------------     --------    -----------    ----------    --------       ----
     $101,794,468   $121,765,634   $ 45,361,627   $ 49,635,982     $591,383    $ 1,373,662    $2,353,979    $100,353      -$-
     ============   ============   ============   ============     ========    ===========    ==========    ========       ====

     $   440,157    $    593,054   $     46,745   $  2,359,423     $  5,393    $     9,484    $  29,960     $    416      -$-
     ============   ============   ============   ============     ========    ===========    ==========    ========       ====

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM VARIABLE TRUST
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)

                                                        SHORT TERM         U.S.
                                           MONEY           HIGH         GOVERNMENT                     GROWTH &
                                          MARKET       QUALITY BOND     SECURITIES       INCOME         INCOME          GROWTH
                                          FUND(A)         FUND*          FUND(B)         FUND(C)         FUND            FUND
                                        -----------    ------------    ------------    -----------    -----------    ------------
AMOUNT:
  Sold................................  $ 6,029,104    $ 1,723,201     $ 1,381,702     $   421,123    $7,137,176     $  1,962,035
  Issued in exchange for shares of the
    Sierra Short Term Global
    Government Fund...................      --          16,658,370         --              --             --              --
  Issued as reinvestment of
    dividends.........................      815,949        661,486       1,806,004       1,697,892    17,919,702       12,171,471
  Redeemed............................   (5,422,755)    (2,227,321)    (10,318,042)     (4,227,791)   (6,298,495)     (20,328,130)
                                        -----------    -----------     ------------    -----------    -----------    ------------
  Net increase/(decrease).............  $ 1,422,298    $16,815,736     $(7,130,336)    $(2,108,776)   $18,758,383    $ (6,194,624)
                                        ===========    ===========     ============    ===========    ===========    ============
SHARES:
  Sold................................    6,029,104        694,395         136,652          40,863       384,578          108,209
  Issued in exchange for shares of the
    Sierra Short Term Global
    Government Fund...................      --           6,827,201         --              --             --              --
  Issued as reinvestment of
    dividends.........................      815,949        272,217         179,900         166,656     1,122,085          661,853
  Redeemed............................   (5,422,755)      (911,133)     (1,022,575)       (412,221)     (346,183)      (1,135,756)
                                        -----------    -----------     ------------    -----------    -----------    ------------
  Net increase/(decrease).............    1,422,298      6,882,680        (706,023)       (204,702)    1,160,480         (365,694)
                                        ===========    ===========     ============    ===========    ===========    ============

---------------------

  * On January 30, 1998 shares were issued in exchange for the shares of the Sierra Short Term Global Government Fund (Note 10).
  + The Bond & Stock and Northwest Funds commenced operations on April 28, 1998.
(a) Formerly, Sierra Global Money Fund
(b) Formerly, Sierra U.S. Government Fund
(c) Formerly, Sierra Corporate Income Fund
(d) Formerly, Sierra Capital Growth Portfolio
(e) Formerly, Sierra Growth Portfolio
(f) Formerly, Sierra Value Portfolio

FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                SHORT TERM           U.S.
                                                                 MONEY             HIGH           GOVERNMENT
                                                                MARKET         QUALITY BOND       SECURITIES          INCOME
                                                                 FUND              FUND              FUND              FUND
                                                              -----------      ------------      ------------      ------------
AMOUNT:
  Sold......................................................  $17,390,619      $   988,207       $ 2,062,800       $  1,172,700
  Issued as reinvestment of dividends.......................    1,470,928          687,795         3,881,166          3,679,274
  Redeemed..................................................   (9,266,038)      (2,126,461)      (12,458,322)       (14,699,610)
                                                              -----------      -----------       ------------      ------------
  Net increase/(decrease)...................................  $ 9,595,509      $  (450,459)      $(6,514,356)      $ (9,847,636)
                                                              ===========      ===========       ============      ============
SHARES:
  Sold......................................................   17,390,619          406,817           207,040            116,943
  Issued as reinvestment of dividends.......................    1,470,928          283,631           396,141            374,460
  Redeemed..................................................   (9,266,038)        (871,194)       (1,274,529)        (1,516,352)
                                                              -----------      -----------       ------------      ------------
  Net increase/(decrease)...................................    9,595,509         (180,746)         (671,348)        (1,024,949)
                                                              ===========      ===========       ============      ============

---------------------

  * The Strategic Growth, Conservative Growth and Balanced Portfolios commenced operations on June 3, 1997.
  + The Flexible Income Portfolio commenced operations on September 9, 1997.
 ++ The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.

                       See Notes to Financial Statements.

      BOND &                   EMERGING     INTERNATIONAL    STRATEGIC     CONSERVATIVE                  FLEXIBLE
      STOCK      NORTHWEST      GROWTH         GROWTH          GROWTH         GROWTH       BALANCED       INCOME        INCOME
      FUND+        FUND+         FUND           FUND        PORTFOLIO(D)   PORTFOLIO(E)   PORTFOLIO    PORTFOLIO(F)   PORTFOLIO++
    ----------   ----------   -----------   -------------   ------------   ------------   ----------   ------------   -----------

    $1,312,560   $1,178,809   $ 1,043,776    $12,636,104     $1,837,714     $4,065,954    $3,130,128     $212,632      $107,216


        --          --            --             --             --             --             --           --            --

         3,775      --          6,023,693      6,222,903          5,990         11,420        31,215          510        --
        --          --         (3,308,602)    (4,738,959)       (45,456)      (184,380)     (113,119)     (57,138)       --
    ----------   ----------   -----------    -----------     ----------     ----------    ----------     --------      --------
    $1,316,335   $1,178,809   $ 3,758,867    $14,120,048     $1,798,248     $3,892,994    $3,048,224     $156,004      $107,216
    ==========   ==========   ===========    ===========     ==========     ==========    ==========     ========      ========

       131,873     118,828         63,460        885,954        151,424        353,446       273,832       19,799        10,630


        --          --            --             --             --             --             --           --            --

           386      --            436,500        507,578            629          1,391         2,693           47        --
        --          --           (201,498)      (354,709)        (4,247)       (16,216)       (9,836)      (5,325)       --
    ----------   ----------   -----------    -----------     ----------     ----------    ----------     --------      --------
       132,259     118,828        298,462      1,038,823        147,806        338,621       266,689       14,521        10,630
    ==========   ==========   ===========    ===========     ==========     ==========    ==========     ========      ========
















     GROWTH &                      EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                 FLEXIBLE
      INCOME         GROWTH         GROWTH         GROWTH         GROWTH        GROWTH       BALANCED      INCOME       INCOME
       FUND           FUND           FUND           FUND        PORTFOLIO*    PORTFOLIO*    PORTFOLIO*   PORTFOLIO+   PORTFOLIO++
    -----------   ------------   ------------   -------------   ----------   ------------   ----------   ----------   -----------
    $24,113,296   $  6,294,103   $  1,446,618   $  2,252,533     $614,521     $1,639,678    $2,461,288    $100,589      $ 2,910
      7,156,956     15,740,221      2,594,503      2,164,290       --            --            --           --           --
     (6,030,942)   (13,194,239)   (16,610,050)   (13,633,255)     (19,152)      (243,234)    (115,989)      (1,450)      (2,933)
    -----------   ------------   ------------   ------------     --------     ----------    ----------    --------      -------
    $25,239,310   $  8,840,085   $(12,568,929)  $ (9,216,432)    $595,369     $1,396,444    $2,345,299    $ 99,139      $   (23)
    ===========   ============   ============   ============     ========     ==========    ==========    ========      =======

      1,556,541        412,682         98,128        166,404       57,065        154,598      235,893        9,950          291
        460,254      1,081,802        182,070        150,927       --            --            --           --           --
       (372,884)      (838,693)    (1,178,715)    (1,058,739)      (1,773)       (23,652)     (11,041)        (143)        (291)
    -----------   ------------   ------------   ------------     --------     ----------    ----------    --------      -------
      1,643,911        655,791       (898,517)      (741,408)      55,292        130,946      224,852        9,807            0
    ===========   ============   ============   ============     ========     ==========    ==========    ========      =======

                       See Notes to Financial Statements.

FINANCIAL highlights
MONEY MARKET FUND(A)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                           SIX MONTHS
                                                              ENDED        YEAR       YEAR       YEAR       YEAR      PERIOD
                                                            06/30/98      ENDED      ENDED      ENDED      ENDED       ENDED
                                                           (UNAUDITED)   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93*
                                                           -----------   --------   --------   --------   --------   ---------
Net asset value, beginning of period.....................    $  1.00     $  1.00    $  1.00    $  1.00    $  1.00     $  1.00
                                                            --------     -------    -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.020       0.049      0.049      0.053      0.037       0.016
                                                            --------     -------    -------    -------    -------     -------
Total from investment operations.........................      0.020       0.049      0.049      0.053      0.037       0.016
LESS DISTRIBUTIONS:
Dividends from net investment income.....................     (0.020)     (0.049)    (0.049)    (0.053)    (0.037)     (0.016)
Distributions from net realized capital gains............         --          --     (0.000)#       --         --          --
                                                            --------     -------    -------    -------    -------     -------
Total distributions......................................     (0.020)     (0.049)    (0.049)    (0.053)    (0.037)     (0.016)
                                                            --------     -------    -------    -------    -------     -------
Net asset value, end of period...........................    $  1.00     $  1.00    $  1.00    $  1.00    $  1.00     $  1.00
                                                            ========     =======    =======    =======    =======     =======
TOTAL RETURN+                                                  2.49%       4.99%      4.97%      5.46%      3.69%       1.59%
                                                            ========     =======    =======    =======    =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $34,287     $32,864    $23,266    $20,373     $6,159      $1,488
Ratio of operating expenses to average net assets........      0.65%**     0.75%      0.58%      0.50%      0.49%       0.39%**
Ratio of net investment income to average net assets.....      4.96%**     4.88%      4.86%      5.30%      3.84%       2.54%**
Ratio of operating expenses to average net assets without
  credits allowed by the custodian.......................      0.72%**(b)   0.75%(b)   0.58%(b)   0.51%(b)     N/A        N/A
Ratio of operating expenses to average net assets without
  fee waivers, expenses absorbed and/or credits allowed
  by the custodian.......................................      0.72%**(b)   0.85%(b)   0.88%(b)   1.01%(b)   1.25%      6.42%**

---------------------

  * The Fund commenced operations on May 10, 1993.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
 # Amount represents less than $0.01 per share.
(a) Formerly, Sierra Global Money Fund.
(b) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirement effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
SHORT TERM HIGH QUALITY BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              SIX MONTHS
                                                                 ENDED         YEAR        YEAR        YEAR       PERIOD
                                                               06/30/98       ENDED       ENDED       ENDED        ENDED
                                                              (UNAUDITED)    12/31/97    12/31/96    12/31/95    12/31/94*
                                                              -----------    --------    --------    --------    ---------
Net asset value, beginning of period........................     $ 2.43       $ 2.43      $ 2.49      $ 2.39      $  2.50
                                                                -------       ------      ------      ------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.06         0.14        0.15        0.12         0.08
Net realized and unrealized gain/(loss) on investments......     --             0.00#      (0.06)       0.10        (0.12)
                                                                -------       ------      ------      ------      -------
Total from investment operations............................       0.06         0.14        0.09        0.22        (0.04)
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.06)       (0.14)      (0.15)      (0.12)       (0.07)
                                                                -------       ------      ------      ------      -------
Total distributions.........................................      (0.06)       (0.14)      (0.15)      (0.12)       (0.07)
                                                                -------       ------      ------      ------      -------
Net asset value, end of period..............................     $ 2.43       $ 2.43      $ 2.43      $ 2.49      $  2.39
                                                                =======       ======      ======      ======      =======
TOTAL RETURN+                                                     2.32%        5.90%       3.74%       9.30%      (1.62)%
                                                                =======       ======      ======      ======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $28,704      $11,944     $12,402     $12,365      $15,547
Ratio of operating expenses to average net assets...........      0.98%**      1.00%       0.98%       0.85%        0.77%**
Ratio of net investment income to average net assets........      5.42%**      6.04%       6.08%       6.14%        5.63%**
Portfolio turnover rate.....................................         9%          43%        125%        188%          80%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian..........................      0.99%**(a)   1.00%(a)    0.98%(a)    0.87%(a)       N/A
Ratio of operating expenses to average net assets without
  fee waivers and/or credits allowed by the custodian.......      1.08%**(a)   1.03%(a)    1.06%(a)    1.01%(a)     1.10%**

---------------------

  * The Fund commenced operations on January 12, 1994.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
 # Amount represents less than $.01 per share.
(a) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
U.S. GOVERNMENT SECURITIES FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                         SIX MONTHS
                                                            ENDED        YEAR       YEAR       YEAR       YEAR      PERIOD
                                                          06/30/98      ENDED      ENDED      ENDED      ENDED       ENDED
                                                         (UNAUDITED)   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93*
                                                         -----------   --------   --------   --------   --------   ---------
Net asset value, beginning of period...................     $10.04      $ 9.77     $10.00    $  9.13    $ 10.04      $10.00
                                                           -------      ------     ------    -------    -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................       0.32        0.63       0.58       0.64       0.50        0.19
Net realized and unrealized gain/(loss) on
  investments..........................................       0.05        0.26      (0.23)      0.87##    (0.90)##     0.04##
                                                           -------      ------     ------    -------    -------      ------
Total from investment operations.......................       0.37        0.89       0.35       1.51      (0.40)       0.23
LESS DISTRIBUTIONS:
Dividends from net investment income...................      (0.32)      (0.62)     (0.58)     (0.64)     (0.50)      (0.19)
Distributions from net realized gains..................         --          --         --         --      (0.01)         --
                                                           -------      ------     ------    -------    -------      ------
Total distributions....................................      (0.32)      (0.62)     (0.58)     (0.64)     (0.51)      (0.19)
                                                           -------      ------     ------    -------    -------      ------
Net asset value, end of period.........................     $10.09      $10.04     $ 9.77    $ 10.00    $  9.13      $10.04
                                                           =======      ======     ======    =======    =======      ======
TOTAL RETURN+                                                3.73%       9.42%      3.69%     16.89%    (4.04)%       2.27%
                                                           =======      ======     ======    =======    =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................    $54,866     $61,656    $66,563    $52,303    $43,582     $25,069
Ratio of operating expenses to average net assets......      0.89%**     0.90%      0.94%      1.00%      0.85%       0.44%**
Ratio of net investment income to average net assets...      6.01%**     6.28%      6.18%      6.68%      5.75%       5.37%**
Portfolio turnover rate................................        13%        194%       282%       273%        74%        131%
Ratio of operating expenses to average net assets
  without credits allowed by the custodian.............      0.89%**(b)   0.91%(b)   0.94%(b)   1.02%(b)     N/A        N/A
Ratio of operating expenses to average net assets
  without fee waivers, expenses absorbed and/or credits
  allowed by the custodian.............................      0.89%**(b)   0.91%(b)   0.94%(b)   1.03%(b)   1.02%      1.47%**
Ratio of operating expenses to average net assets
  including interest expense...........................      1.13%**     1.54%      1.08%      1.76%      0.86%       0.44%**

---------------------

  * The Fund commenced operations on May 6, 1993.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) Formerly, Sierra U.S. Government Fund.
(b) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                         SIX MONTHS
                                                            ENDED         YEAR        YEAR        YEAR        YEAR       PERIOD
                                                          06/30/98       ENDED       ENDED       ENDED       ENDED        ENDED
                                                         (UNAUDITED)    12/31/97    12/31/96    12/31/95    12/31/94    12/31/93*
                                                         -----------    --------    --------    --------    --------    ---------
Net asset value, beginning of period...................    $ 10.19      $  9.82     $ 10.48     $  9.06     $ 10.34      $ 10.00
                                                          --------      -------     -------     -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................       0.34++       0.70        0.68        0.70        0.47         0.23
Net realized and unrealized gain/(loss) on
  investments..........................................       0.08         0.37       (0.66)       1.50       (1.30)        0.33##
                                                          --------      -------     -------     -------     -------      -------
Total from investment operations.......................       0.42         1.07        0.02        2.20       (0.83)        0.56
LESS DISTRIBUTIONS:
Dividends from net investment income...................      (0.34)       (0.70)      (0.68)      (0.78)      (0.40)       (0.22)
Distributions from net realized gains..................         --           --          --          --       (0.05)          --
                                                          --------      -------     -------     -------     -------      -------
Total distributions....................................      (0.34)       (0.70)      (0.68)      (0.78)      (0.45)       (0.22)
                                                          --------      -------     -------     -------     -------      -------
Net asset value, end of period.........................    $ 10.27      $ 10.19     $  9.82     $ 10.48     $  9.06      $ 10.34
                                                          ========      =======     =======     ====== =    =======      =======
TOTAL RETURN+                                                4.28%       11.35%       0.43%      25.09%     (8.13)%        5.62%
                                                          ========      =======     =======     ====== =    =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................    $49,975      $51,670     $59,883     $60,676     $54,705      $28,732
Ratio of operating expenses to average net assets......      0.97%**      0.96%       0.98%       0.99%       0.93%        0.54%**
Ratio of net investment income to average net assets...      6.72%**      6.95%       6.92%       7.00%       7.28%        6.37%**
Portfolio turnover rate................................         4%          36%         30%         42%         23%          26%
Ratio of operating expenses to average net assets
  without credits allowed by the custodian.............      0.97%**(b)   0.96%(b)    0.98%(b)    0.99%(b)      N/A          N/A
Ratio of operating expenses to average net assets
  without fee waivers, expenses absorbed and/or credits
  allowed by the custodian.............................      0.98%**(b)   0.96%(b)    0.98%(b)    0.99%(b)    1.07%        1.50%**
Ratio of operating expenses to average net assets
  including interest expense...........................     --            --          --          0.99%       --           --

---------------------

  * The Fund commenced operations on May 7, 1993.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Formerly, Sierra Corporate Income Fund.
(b) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH & INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              SIX MONTHS
                                                                 ENDED         YEAR        YEAR        YEAR       PERIOD
                                                               06/30/98       ENDED       ENDED       ENDED        ENDED
                                                              (UNAUDITED)    12/31/97    12/31/96    12/31/95    12/31/94*
                                                              -----------    --------    --------    --------    ---------
Net asset value, beginning of period........................   $  16.92      $  14.29    $ 12.83     $  9.83      $ 10.00
                                                              ---------      --------    -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.03++       0.06        0.12++      0.12         0.07
Net realized and unrealized gain/(loss) on investments......       2.19         3.90        2.54        3.05        (0.24)
                                                              ---------      --------    -------     -------     --------
Total from investment operations............................       2.22         3.96        2.66        3.17        (0.17)
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.09)       (0.10)      (0.12)      (0.07)          --
Distributions from net realized gains.......................      (2.89)       (1.23)      (1.08)      (0.10)          --
                                                              ---------      --------    -------     -------     --------
Total distributions.........................................      (2.98)       (1.33)      (1.20)      (0.17)          --
                                                              ---------      --------    -------     -------     --------
Net asset value, end of period..............................   $  16.16      $  16.92    $ 14.29     $ 12.83      $  9.83
                                                              =========      ========    =======     =======     ========
TOTAL RETURN+                                                    13.30%       28.50%      21.81%      32.41%      (1.70)%
                                                              =========      ========    =======     =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $115,954      $101,794    $62,445     $46,362      $24,905
Ratio of operating expenses to average net assets...........      1.06%**      1.08%       1.13%       1.06%        1.20%**
Ratio of net investment income to average net assets........      0.35%**      0.55%       0.93%       1.31%        1.63%**
Portfolio turnover rate.....................................        62%         109%         83%         70%          44%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian..........................      1.07%**(a)   1.08%(a)    1.13%(a)    1.06%(a)       N/A
Ratio of operating expenses to average net assets without
  fee waivers and/or credits allowed by the custodian.......      1.08%**(a)   1.08%(a)    1.13%(a)    1.16%(a)     1.55%**

---------------------

  * The Fund commenced operations on January 12, 1994.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 (a) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED          YEAR         YEAR         YEAR         YEAR        PERIOD
                                                     06/30/98        ENDED        ENDED        ENDED        ENDED         ENDED
                                                    (UNAUDITED)     12/31/97     12/31/96     12/31/95     12/31/94     12/31/93*
                                                    -----------     --------     --------     --------     --------     ---------
Net asset value, beginning of period..............   $ 15.41        $ 16.01      $ 15.72      $ 11.48       $11.19      $ 10.00
                                                    ---------       -------      -------      -------       ------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................     (0.03)          0.07         0.00++#      0.04++       0.04         0.02
Net realized and unrealized gain on investments...      4.75           1.60         2.42         4.24         0.26         1.17
                                                    ---------       -------      -------      -------       ------      --------
Total from investment operations..................      4.72           1.67         2.42         4.28         0.30         1.19
LESS DISTRIBUTIONS:
Dividends from net investment income..............     (0.07)         (0.02)       --           (0.04)       (0.01)       --
Distributions from net realized gains.............     (1.70)         (2.25)       (2.13)       (0.00)#      --           --
                                                    ---------       -------      -------      -------       ------      --------
Total distributions...............................     (1.77)         (2.27)       (2.13)       (0.04)       (0.01)       --
                                                    ---------       -------      -------      -------       ------      --------
Net asset value, end of period....................   $ 18.36        $ 15.41      $ 16.01      $ 15.72       $11.48      $ 11.19
                                                    =========       ======= =    ====== =     =======      =======      ========
TOTAL RETURN+                                         30.59%         11.24%       16.15%       37.34%        2.69%       11.90%
                                                    =========       ======= =    ====== =     =======      =======      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $138,392       $121,766     $116,064     $99,699      $62,763      $22,795
Ratio of operating expenses to average
  net assets.....................................      1.18%**        1.18%       1.22%        1.24%        1.26%        0.78%**
Ratio of net investment income to average
  net assets.....................................    (0.47)%**        0.07%       0.01%        0.29%        0.74%        0.70%**
Portfolio turnover rate..........................        69%           158%        169%         187%         257%          86%
Ratio of operating expenses to average net
  assets without credits allowed by the
  custodian......................................      1.18%**(a)     1.19%(a)    1.22%(a)     1.24%(a)       N/A          N/A
Ratio of operating expenses to average net
  assets without fee waivers, expenses absorbed
  and/or credits allowed by the custodian........      1.18%**(a)     1.19%(a)    1.22%(a)     1.24%(a)     1.32%        1.92%**

---------------------

  * The Fund commenced operations on May 7, 1993.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
(a) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
BOND & STOCK FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                 PERIOD
                                                                 ENDED
                                                                06/30/98
                                                              (UNAUDITED)*
                                                              ------------
Net asset value, beginning of period........................    $ 10.00
                                                              ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.03
Net realized and unrealized gain on investments.............      (0.21)
                                                              ---------
Total from investment operations............................      (0.18)
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.03)
Distributions from net realized gains.......................         --
                                                              ---------
Total distributions.........................................      (0.03)
                                                              ---------
Net asset value, end of period..............................    $  9.79
                                                              =========
TOTAL RETURN+                                                   (1.80)%
                                                              =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $1,295
Ratio of operating expenses to average net assets...........      1.37%**
Ratio of net investment income to average net assets........      2.26%**
Portfolio turnover rate.....................................        21%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian..........................      1.49%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian..........      1.49%**

---------------------

  * The Portfolio commenced operations on April 28, 1998.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.

                       See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                 PERIOD
                                                                 ENDED
                                                                06/30/98
                                                              (UNAUDITED)*
                                                              ------------
Net asset value, beginning of period........................    $ 10.00
                                                              ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.01
Net realized and unrealized gain on investments.............      (0.72)
                                                              ---------
Total from investment operations............................      (0.71)
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --
Distributions from net realized gains.......................         --
                                                              ---------
Total distributions.........................................         --
                                                              ---------
Net asset value, end of period..............................    $  9.29
                                                              ---------
                                                              ---------
TOTAL RETURN+                                                   (7.10)%
                                                              ---------
                                                              ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $1,104
Ratio of operating expenses to average net assets...........      1.37%**
Ratio of net investment income to average net assets........      0.54%**
Portfolio turnover rate.....................................         4%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian..........................      1.85%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian..........      1.94%**

---------------------

  * The Portfolio commenced operations on April 28, 1998.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.

                       See Notes to Financial Statements.

FINANCIAL highlights
EMERGING GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                         SIX MONTHS
                                                            ENDED            YEAR           YEAR           YEAR          PERIOD
                                                          06/30/98          ENDED          ENDED          ENDED           ENDED
                                                         (UNAUDITED)       12/31/97       12/31/96       12/31/95       12/31/94*
                                                         -----------       --------       --------       --------       ---------
Net asset value, beginning of period...................    $ 15.63         $ 14.70        $ 13.74        $ 10.53         $ 10.00
                                                          --------         -------        -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................      (0.04)          (0.03)         (0.12)++       (0.01)           0.06
Net realized and unrealized gain on investments........       0.59            1.80           1.52           3.26            0.47
                                                          --------         -------        -------        -------         -------
Total from investment operations.......................       0.55            1.77           1.40           3.25            0.53
LESS DISTRIBUTIONS:
Dividends from net investment income...................         --              --             --          (0.04)             --
Distributions from net realized gains..................      (2.18)          (0.84)         (0.44)         (0.00)#            --
                                                          --------         -------        -------        -------         -------
Total distributions....................................      (2.18)          (0.84)         (0.44)         (0.04)             --
                                                          --------         -------        -------        -------         -------
Net asset value, end of period.........................    $ 14.00         $ 15.63        $ 14.70        $ 13.74         $ 10.53
                                                          --------         -------        -------        -------         -------
                                                          --------         -------        -------        -------         -------
TOTAL RETURN+                                                3.70%          12.59%         10.04%         30.99%           5.30%
                                                          --------         -------        -------        -------         -------
                                                          --------         -------        -------        -------         -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................    $44,813         $45,362        $55,887        $46,058         $19,885
Ratio of operating expenses to average net assets......      1.20%**         1.20%          1.20%          1.20%           1.23%**
Ratio of net investment income/(loss) to average net
  assets...............................................    (0.50)%**       (0.58)%        (0.82)%        (0.35)%           1.03%**
Portfolio turnover rate................................        64%            116%            97%           135%            192%
Ratio of operating expenses to average net assets
  without credits allowed by the custodian.............      1.20%**(a)      1.21%(a)       1.21%(a)       1.21%(a)          N/A
Ratio of operating expenses to average net assets
  without fee waivers and/or credits allowed by the
  custodian............................................      1.20%**(a)      1.21%(a)       1.21%(a)       1.28%(a)        1.38%**

---------------------

  * The Fund commenced operations on January 12, 1994.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator or without credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
(a) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
INTERNATIONAL GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED          YEAR         YEAR         YEAR         YEAR        PERIOD
                                                     06/30/98        ENDED        ENDED        ENDED        ENDED         ENDED
                                                    (UNAUDITED)     12/31/97     12/31/96     12/31/95     12/31/94     12/31/93*
                                                    -----------     --------     --------     --------     --------     ---------
Net asset value, beginning of period..............    $ 12.26       $ 13.02       $12.11       $11.47       $11.31        $10.00
                                                     --------       -------       ------       ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       0.03          0.71         0.07++       0.18         0.01          0.02
Net realized and unrealized gain/(loss) on
  investments.....................................       1.42         (0.97)        1.01         0.58         0.19##        1.29
                                                     --------       -------       ------       ------       ------       -------
Total from investment operations..................       1.45         (0.26)        1.08         0.76         0.20          1.31
LESS DISTRIBUTIONS:
Dividends from net investment income..............      (0.72)        (0.26)       (0.17)       (0.00)#      (0.03)           --
Distributions from net realized gains.............      (0.64)        (0.24)          --        (0.12)       (0.01)           --
                                                     --------       -------       ------       ------       ------       -------
Total distributions...............................      (1.36)        (0.50)       (0.17)       (0.12)       (0.04)           --
                                                     --------       -------       ------       ------       ------       -------
Net asset value, end of period....................    $ 12.35       $ 12.26       $13.02       $12.11       $11.47        $11.31
                                                     --------       -------       ------       ------       ------       -------
                                                     --------       -------       ------       ------       ------       -------
TOTAL RETURN+                                          11.90%       (2.64)%        9.04%        6.61%        1.88%        13.10%
                                                     --------       -------       ------       ------       ------       -------
                                                     --------       -------       ------       ------       ------       -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............    $62,861       $49,636      $62,355      $45,909      $46,529       $10,638
Ratio of operating expenses to average net
  assets..........................................      1.35%**       1.35%        1.39%        1.47%        1.34%         0.83%**
Ratio of net investment income to average net
  assets..........................................      1.35%**       0.52%        0.56%        0.91%        0.83%         0.61%**
Portfolio turnover rate...........................        61%           84%          98%          72%          51%           24%
Ratio of operating expenses to average net assets
  without credits allowed by the custodian........      1.35%**(a)    1.36%(a)     1.39%(a)     1.47%(a)       N/A           N/A
Ratio of operating expenses to average net assets
  without fee waivers, expenses absorbed and/or
  credits allowed by the custodian................      1.51%**(a)    1.36%(a)     1.39%(a)     1.48%(a)     1.50%         2.85%**

---------------------

  * The Fund commenced operations on May 7, 1993.
 ** Annualized.
  + Total return represents aggregate total return for the years indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or without credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) The ratio and per share number include custodian fees without credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
STRATEGIC GROWTH PORTFOLIO(a)
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              SIX MONTHS
                                                                 ENDED        PERIOD
                                                               06/30/98        ENDED
                                                              (UNAUDITED)    12/31/97*
                                                              -----------    ---------
Net asset value, beginning of period........................   $ 10.70       $ 10.00
                                                              ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      2.30(b)       0.10
Net realized and unrealized gain on investments.............     (0.59)         0.60##
                                                              ---------      --------
Total from investment operations............................      1.71          0.70
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.03)           --
Distributions from net realized gains.......................     (0.01)           --
                                                              ---------      --------
Total distributions.........................................     (0.04)           --
                                                              ---------      --------
Net asset value, end of period..............................   $ 12.37       $ 10.70
                                                              ---------      --------
                                                              ---------      --------
TOTAL RETURN+                                                   15.97%         7.00%
                                                              ---------      --------
                                                              ---------      --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $2,512          $591
Ratio of operating expenses to average net assets++.........     0.35%**       0.35%**
Ratio of net investment income to average net assets........     4.96%**       0.51%**
Portfolio turnover rate.....................................       11%           11%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian++........................     0.41%**       0.43%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian++........     1.85%**      15.54%**

---------------------

  * The Portfolio commenced operations on June 3, 1997.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
 ++ The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Capital Growth Portfolio.
(b) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

FINANCIAL highlights
CONSERVATIVE GROWTH PORTFOLIO(a)
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              SIX MONTHS
                                                                 ENDED        PERIOD
                                                               06/30/98        ENDED
                                                              (UNAUDITED)    12/31/97*
                                                              -----------    ---------
Net asset value, beginning of period........................   $ 10.49        $10.00
                                                              ---------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.29(b)       0.07
Net realized and unrealized gain on investments.............      1.08          0.42##
                                                              ---------      -------
Total from investment operations............................      1.37          0.49
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.03)           --
Distributions from net realized gains.......................     (0.01)           --
                                                              ---------      -------
Total distributions.........................................     (0.04)           --
                                                              ---------      -------
Net asset value, end of period..............................   $ 11.82        $10.49
                                                              ---------      -------
                                                              ---------      -------
TOTAL RETURN+                                                   13.02%         4.90%
                                                              ---------      -------
                                                              ---------      -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $5,551        $1,374
Ratio of operating expenses to average net assets++.........     0.35%**       0.35%**
Ratio of net investment income to average net assets........     5.19%**       1.24%**
Portfolio turnover rate.....................................       16%           42%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian++........................     0.41%**       0.40%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian++........     1.45%**       6.67%**

---------------------

  * The Portfolio commenced operations on June 3, 1997.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
 ++ The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Growth Portfolio.
(b) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

FINANCIAL highlights
BALANCED PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              SIX MONTHS
                                                                 ENDED         PERIOD
                                                               06/30/98         ENDED
                                                              (UNAUDITED)     12/31/97*
                                                              -----------     ---------
Net asset value, beginning of period........................     $10.47         $10.00
                                                               --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.30(a)        0.13
Net realized and unrealized gain on investments.............       0.89           0.34##
                                                               --------        -------
Total from investment operations............................       1.19           0.47

LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.07)            --
Distributions from net realized gains.......................         --             --
                                                               --------        -------
Total distributions.........................................      (0.07)            --
                                                               --------        -------
Net asset value, end of period..............................     $11.59         $10.47
                                                               ========        =======
TOTAL RETURN+                                                    11.32%          4.70%
                                                               ========        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $5,695         $2,354
Ratio of operating expenses to average net assets++.........      0.35%**        0.35%**
Ratio of net investment income to average net assets........     25.89%**        2.34%**
Portfolio turnover rate.....................................        12%            15%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian++........................      0.35%**        0.37%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian++........      1.44%**        3.97%**

---------------------

  * The Portfolio commenced operations on June 3, 1997.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
 ++ The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
 ## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

FINANCIAL highlights
FLEXIBLE INCOME PORTFOLIO(a)
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              SIX MONTHS
                                                                 ENDED        PERIOD
                                                               06/30/98        ENDED
                                                              (UNAUDITED)    12/31/97*
                                                              -----------    ---------
Net asset value, beginning of period........................    $10.23         $10.00
                                                              --------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.13           0.04
Net realized and unrealized gain on investments.............      0.51           0.19##
                                                              --------         ------
Total from investment operations............................      0.64           0.23

LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.02)            --
Distributions from net realized gains.......................     (0.00)#           --
                                                              --------         ------
Total distributions.........................................     (0.02)            --
                                                              --------         ------
Net asset value, end of period..............................    $10.85         $10.23
                                                              ========         ======
TOTAL RETURN+                                                    6.27%          2.30%
                                                              ========         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $264           $100
Ratio of operating expenses to average net assets++.........     0.35%**        0.34%**
Ratio of net investment income to average net assets........     5.40%**        7.04%**
Portfolio turnover rate.....................................       51%             5%
Ratio of operating expenses to average net assets without
 credits allowed by the custodian++.........................     0.65%**        0.49%**
Ratio of operating expenses to average net assets without
 fee waivers and credits allowed by the custodian++.........    $0.70%**      116.19%**

---------------------

  * The Portfolio commenced operations on September 9, 1997.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
 ++ The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
(a) Formerly, Sierra Value Portfolio.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              SIX MONTHS
                                                                 ENDED         PERIOD
                                                               06/30/98        ENDED
                                                              (UNAUDITED)    12/31/97*
                                                              -----------    ----------
Net asset value, beginning of period........................    $10.00           $10.00
                                                              --------            -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.10(a)          0.00
Net realized and unrealized gain on investments.............      0.06             0.00
                                                              --------            -----
Total from investment operations............................      0.16             0.00

LESS DISTRIBUTIONS:
Dividends from net investment income........................        --               --
Distributions from net realized gains.......................     (0.00)#             --
                                                              --------            -----
Total distributions.........................................        --               --
                                                              --------            -----
Net asset value, end of period..............................    $10.16           $10.00
                                                              ========           ======
TOTAL RETURN+                                                    1.63%            0.00%
                                                              ========           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $108                0
Ratio of operating expenses to average net assets++.........     0.35%**          0.35%**
Ratio of net investment income to average net assets........     6.40%**          0.00%**
Portfolio turnover rate.....................................        1%              99%
Ratio of operating expenses to average net assets without
  credits allowed by the custodian++........................     0.83%**          0.00%**
Ratio of operating expenses to average net assets without
  fee waivers and credits allowed by the custodian++........     1.75%**      7,567.04%**

---------------------

  * The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees had not been waived by the administrator or without credits allowed by the custodian.
 ++ The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.
  # Amount represents less than $0.01 per share.
(a) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements (unaudited)
WM VARIABLE TRUST

1.  ORGANIZATION AND BUSINESS

The WM Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts Business Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end management investment company. The Trust offers fifteen managed investment funds, consisting of ten funds: the Money Market Fund (the "Money Fund"); the Short Term High Quality Bond, U.S. Government Securities and Income Funds (the "Bond Funds"); the Bond & Stock, Growth & Income, Growth, Northwest, Emerging Growth and International Growth Funds (the "Equity Funds"); (collectively the "Funds") and five portfolios: Income, Flexible Income, Balanced, Conservative Growth and Strategic Growth Portfolios (individually a "Portfolio" and collectively the "Portfolios"), to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). The Income Portfolio commenced operations on October 22, 1997 and discontinued the offering of shares on November 4, 1997. The Income Portfolio re-commenced operations on April 23, 1998. Through investment in the certain of the Funds and certain other funds (Collectively, the "Underlying Funds"), the Portfolios offer a range of asset allocation strategies designed to accommodate different investment philosophies and goals. Prior to April 1, 1998, the Trust was known as Sierra Variable Trust.

WM Advisors, Inc. (the "Advisor" or "WM Advisor"), a wholly-owned subsidiary of Washington Mutual, Inc. (Washington Mutual), a publicly owned financial services company serves as investment advisor to the Trust. Sierra Investment Advisors Corporation ("Sierra Advisors") served as investment advisor to the Trust prior to January 30, 1998. Sierra Advisors became an indirect wholly-owned subsidiary of Washington Mutual as a result of a merger between its parent, Great Western Financial Corporation, and Washington Mutual.

The Money Fund invests directly in money market instruments of foreign and U.S. issuers. The Bond Funds and the Equity Funds invest directly in securities or other financial instruments. Each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective and WM Advisor's outlook for the economy and the financial markets. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the Nasdaq National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern Standard Time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern Standard Time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market valued as determined by or under the direction of the Board of Trustees.

WM VARIABLE TRUST

Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

The Income, Flexible Income, Balanced, Conservative Growth and Strategic Growth Portfolios are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Money Fund: The investments of the Money Fund are valued on the basis of amortized cost so long as the Trust's Board of Trustees (the "Board of Trustees") determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund or Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund or Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund or Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's or Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund or Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Fund or Portfolio in the event the Fund or Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund or Portfolio seeks to assert its rights. WM advisors or the sub-advisor if any, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds and Portfolios enter into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

Except for the Money Fund, all Funds and Portfolios may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds or Portfolios would assume the role of seller/borrower in the transaction. The Funds or Portfolios may use reverse repurchase agreements to borrow short-term funds. The value of the reverse repurchase agreements that the Funds or Portfolios have committed to sell are reflected in the Funds' or Portfolios' Statements of Assets and Liabilities. The Funds or Portfolios will segregate with the Trust's custodian liquid assets that, at all times, are at least equal in value to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds or Portfolios may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreements are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTIONS CONTRACTS:

All Funds and portfolios, except the Money Fund, may purchase and sell in options contracts. The Funds may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and options values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Purchased on Stock Indices" and "Call Options Written on Foreign

WM VARIABLE TRUST

Currency." These amounts reflect each contract's exposure to the underlying instrument at June 30, 1998. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instrument or to hedge other Fund investments.

Upon the purchase of put options or call options by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When purchased options expire, the Funds will realize a loss in the amount of the cost of the options. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the options. When the Funds exercise put options, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise call options, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

When the Funds write call options or put options, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When written options expire, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the options are sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by Funds involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Underlying Funds and the Portfolios, except the Money Fund, may engage in options on foreign currency and options on interest rate futures for hedging transactions.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Portfolios' hedging strategy unsuccessful and could result in a loss to the Portfolios. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by Portfolios involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Except for the Money Fund, all Funds and Portfolios may engage in futures transactions. The Funds and Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at June 30, 1998. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund or Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund or Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

WM VARIABLE TRUST

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds and Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Income, Growth & Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at June 30, 1998. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DOLLAR ROLL TRANSACTIONS:

The Bond Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they

WM VARIABLE TRUST

hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, the fee is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase, or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth & Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the investments have been valued. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). If a particular investment in Rule 144A securities is determined to be illiquid under guidelines established by the Board of Trustees, that investment will be included within the 15% or 10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds and each of the Balanced, Flexible Income and Income Portfolios are declared and paid quarterly. Dividends from net investment income of the Equity Funds and the Strategic Growth and Conservative Growth Portfolios are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily

WM VARIABLE TRUST

due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, timing differences and differing characterizations of distributions made by each Fund or Portfolio as a whole.

As of December 31, 1997, permanent differences resulting from book and tax accounting for organizational costs and redesignated distributions were reclassified to paid-in capital at year end as stated in the table to follow. Certain reclassification adjustments were also made between undistributed net investment income and realized gains due to different book and tax accounting for currency gains and losses, market discounts, net operating losses, and paydowns of certain debt instruments. Per share information in the Financial Highlights reflects the effect of these reclassifications.

                                                                     INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                                                      UNDISTRIBUTED NET         ACCUMULATED
                                              INCREASE/(DECREASE)        INVESTMENT            NET REALIZED
                                                PAID-IN CAPITAL         INCOME/(LOSS)           GAIN/(LOSS)
                                              -------------------    -------------------    -------------------
Money Market Fund...........................       $  (3,291)            $    3,291             $        --
Short Term High Quality Bond Fund...........              --                (38,558)                 38,558
U.S. Government Securities Fund.............          (3,291)               (14,212)                 17,503
Income Fund.................................          (3,291)                (7,932)                 11,223
Growth Fund.................................          (3,291)               500,574                (497,283)
Emerging Growth Fund........................        (114,513)               162,766                 (48,253)
International Growth Fund...................          (3,291)             2,549,400              (2,546,109)
Strategic Growth Portfolio..................          (2,336)                 4,495                  (2,159)
Conservative Growth Portfolio...............          (2,336)                 3,988                  (1,652)
Balanced Portfolio..........................          (2,336)                10,095                  (7,759)
Flexible Income Portfolio...................             779                   (779)                     --

FEDERAL INCOME TAXES:

It is each Fund's and Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Funds or Portfolios are charged directly to that Fund or Portfolio. General expenses of the Trust are allocated to the Funds or Portfolios based upon the relative net assets of each Fund or Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds.

OTHER:

The Bond Funds may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Short Term High Quality Bond, U.S. Government Securities, Emerging Growth and International Growth Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund and Growth & Income Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

WM VARIABLE TRUST

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inherent in these instruments is the risk of potential loss should the Fund be delayed or prevented from exercising the put feature.

3.  INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. Sierra Advisors served as investment advisor to the Trust prior to January 30, 1998.

The Advisor is entitled to a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month at annual rates as follows:

                                                                    FEES ON            FEES ON
                                                              NET ASSETS EQUAL TO     NET ASSETS
                                                                 OR LESS THAN         EXCEEDING
                        NAME OF FUND                             $500 MILLION        $500 MILLION
                        ------------                          -------------------    ------------
Money Market Fund...........................................          .50%               .40%
U.S. Government Securities Fund.............................          .60%               .50%
Income Fund.................................................          .65%               .50%
Bond & Stock Fund...........................................         .625%               .50%
Northwest Fund..............................................         .625%               .50%

                                                                              FEES ON
                                                                        NET ASSETS EXCEEDING
                                                       FEES ON            $200 MILLION AND        FEES ON
                                                 NET ASSETS EQUAL TO        EQUAL TO OR          NET ASSETS
                                                    OR LESS THAN             LESS THAN           EXCEEDING
                                                    $200 MILLION            $500 MILLION        $500 MILLION
                                                 -------------------    --------------------    ------------
Short Term High Quality Bond Fund..............          .50%                   .45%                .40%

                                                    FEES ON         FEES ON         FEES ON
                                                   NET ASSETS      NET ASSETS      NET ASSETS
                                    FEES ON        EXCEEDING       EXCEEDING       EXCEEDING
                                   NET ASSETS     $100 MILLION    $200 MILLION    $400 MILLION      FEES ON
                                    EQUAL TO      AND EQUAL TO    AND EQUAL TO    AND EQUAL TO     NET ASSETS
                                  OR LESS THAN    OR LESS THAN    OR LESS THAN    OR LESS THAN     EXCEEDING
                                  $100 MILLION    $200 MILLION    $400 MILLION    $500 MILLION    $500 MILLION
                                  ------------    ------------    ------------    ------------    ------------
Growth & Income Fund............      .80%            .75%            .70%            .65%            .575%

                                                                                       FEES ON
                                                                    FEES ON              NET
                                                              NET ASSETS EQUAL TO      ASSETS
                                                                 OR LESS THAN         EXCEEDING
                                                                  $25 MILLION        $25 MILLION
                                                              -------------------    -----------
Growth Fund.................................................          .95%              .875%

                                                                              FEES ON
                                                                        NET ASSETS EXCEEDING
                                                       FEES ON              $25 MILLION           FEES ON
                                                 NET ASSETS EQUAL TO        AND EQUAL TO         NET ASSETS
                                                    OR LESS THAN            OR LESS THAN         EXCEEDING
                                                     $25 MILLION            $500 MILLION        $500 MILLION
                                                 -------------------    --------------------    ------------
Emerging Growth Fund...........................          .90%                   .85%                .75%

WM VARIABLE TRUST

                                                                              FEES ON
                                                                        NET ASSETS EXCEEDING
                                                       FEES ON              $50 MILLION           FEES ON
                                                 NET ASSETS EQUAL TO        AND EQUAL TO         NET ASSETS
                                                    OR LESS THAN            OR LESS THAN         EXCEEDING
                                                     $50 MILLION            $125 MILLION        $125 MILLION
                                                 -------------------    --------------------    ------------
International Growth Fund......................          .95%                   .85%                .75%

As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Fund and Portfolio. For its services as administrator, each Fund or Portfolio pays the Administrator a monthly fee of 0.18% and 0.15%, respectively, of the value of each Fund's or Portfolio's average daily net assets. Prior to January 30, 1998, Sierra Fund Administration Corporation served as administrator to the Portfolios for the same fee.

The Advisor has agreed to waive and absorb a portion of its management fees for the six months ended June 30, 1998. Fees voluntarily waived and expenses absorbed by WM Advisors for the six months ended June 30, 1998 are as follows:

                       NAME OF FUND                          FEES WAIVED    EXPENSES ABSORBED
                       ------------                          -----------    -----------------
Money Market Fund..........................................    $10,161           $    --
Short Term High Quality Bond Fund..........................        711                --
U.S. Government Securities Fund............................         --             1,839
Income Fund................................................         --             1,946
Growth & Income Fund.......................................         --             2,809
Growth Fund................................................         --                --
Bond & Stock Fund..........................................         --                --
Northwest Fund.............................................         --               860
Emerging Growth Fund.......................................         --                --
International Growth Fund..................................     24,774            19,650
Strategic Growth Portfolio.................................      6,094             2,670
Conservative Growth Portfolio..............................     10,192             4,530
Balanced Portfolio.........................................     18,868                --
Flexible Income Portfolio..................................         91               125
Income Portfolio...........................................          3                40

WM VARIABLE TRUST

Custodian fees have been reduced by credits allowed by the custodian for the six months ended June 30, 1998 as follows:

                                                                 CREDITS
                                                              ALLOWED BY THE
                        NAME OF FUND                            CUSTODIAN
                        ------------                          --------------
Money Market Fund...........................................     $   556
Short Term High Quality Bond Fund...........................      12,073
U.S. Government Fund........................................         209
Income Fund.................................................         491
Growth & Income Fund........................................       6,238
Growth Fund.................................................       2,140
Bond & Stock Fund...........................................         215
Northwest Fund..............................................         148
Emerging Growth Fund........................................         644
International Growth Fund...................................         359
Strategic Growth Portfolio..................................         411
Conservative Growth Portfolio...............................         732
Balanced Portfolio..........................................         761
Flexible Income Portfolio...................................          39
Income Portfolio............................................          84

4.  TRUSTEES' FEES

On March 20, 1998, the board of trustees of the Trust combined with the board of trustees for the WM Group of Funds.

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an Officer or Trustee of the Trust. The Trust, together with other Trusts advised by WM Advisors, pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person and $1,000 per board meeting attended by telephone and reimbursement for travel and out-of-pocket expenses. The Chairman of the Audit Committee receives $500 per audit committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred compensation accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

WM VARIABLE TRUST

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 1998 were as follows:

                        NAME OF FUND                           PURCHASES        SALES
                        ------------                          -----------    ------------
Short Term High Quality Bond Fund...........................  $ 9,337,974    $    402,133
U.S. Government Securities Fund.............................      --            7,267,683
Income Fund.................................................    1,911,314       2,086,099
Growth & Income Fund........................................   67,767,957      67,163,676
Growth Fund.................................................   86,703,283     102,142,172
Bond & Stock Fund...........................................      673,984          17,055
Northwest Fund..............................................    1,069,732          24,769
Emerging Growth Fund........................................   27,098,193      33,921,388
International Growth Fund...................................   42,889,216      32,831,602
Strategic Growth Portfolio..................................    2,082,496         137,443
Conservative Growth Portfolio...............................    4,852,637         462,683
Balanced Portfolio..........................................    3,770,508         444,520
Flexible Income Portfolio...................................      228,955          79,578
Income Portfolio............................................       96,398             507

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended June 30, 1998 were as follows:

                        NAME OF FUND                          PURCHASES        SALES
                        ------------                          ----------    -----------
Short Term High Quality Bond Fund...........................  $1,505,859    $ 1,495,469
U.S. Government Securities Fund.............................   7,826,196     21,896,127
Income Fund.................................................      --            953,143

At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                               TAX BASIS       TAX BASIS
                                                               UNREALIZED      UNREALIZED
                        NAME OF FUND                          APPRECIATION    DEPRECIATION
                        ------------                          ------------    ------------
Short Term High Quality Bond Fund...........................  $   190,391     $    38,473
U.S. Government Securities Fund.............................    2,648,095          42,198
Income Fund.................................................    3,038,137         548,392
Growth & Income Fund........................................   18,875,525       4,862,920
Growth Fund.................................................   34,934,065         879,409
Bond & Stock Fund...........................................       16,177          37,778
Northwest Fund..............................................       33,684         110,203
Emerging Growth Fund........................................    6,745,206       3,567,810
International Growth Fund...................................    6,562,716       5,496,363
Strategic Growth Portfolio..................................       31,862         161,176
Conservative Growth Portfolio...............................       54,734         338,270
Balanced Portfolio..........................................       71,924         257,317
Flexible Income Portfolio...................................          186           5,249
Income Portfolio............................................          296              23

WM VARIABLE TRUST

Information regarding dollar roll transactions by the U.S. Government Securities Fund is as follows:

                                                              U.S. GOVERNMENT
                                                              SECURITIES FUND
DOLLAR ROLL TRANSACTIONS:                                     ---------------
Maximum amount outstanding during the period................    $7,213,723
Average amount outstanding during the period*...............    $  755,229
Average monthly shares outstanding during the period........     5,785,485
Average debt per share outstanding during the period........    $     0.13

---------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended June 30, 1998.

Fee income earned for the six months ended June 30, 1998 by the U.S. Government Securities Fund for dollar roll transactions aggregated $3,422.

Information regarding reverse repurchase agreement transactions by the U.S. Government Securities Fund is as follows:

Reverse Repurchase Agreement for the U.S. Government Securities Fund:

REVERSE REPURCHASE AGREEMENTS:
Maximum amount outstanding during the period................  $20,698,000
Average amount outstanding during the period*...............  $ 1,862,863
Average monthly shares outstanding during the period........    5,785,485
Average debt per share outstanding during the period........  $      0.32

---------------
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended June 30, 1998.

Interest rates ranged from 5.40% to 6.30% during the period. Interest incurred for the six months ended June 30, 1998, on borrowings by the Fund under reverse repurchase agreements aggregated $68,542.

6.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

7.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Money Market, Short Term High Quality Bond, U.S. Government Securities, Income, Growth and International Growth Funds and the Portfolios, including the fees and expenses of registering and qualifying each Fund's and Portfolio's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of 60 months from commencement of operations of each Fund and Portfolio. In the event any of the initial shares of a Fund or Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of the applicable Fund's and Portfolio's unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund or Portfolio outstanding at the time of such redemption.

8.  CAPITAL LOSS CARRYFORWARDS

As of June 30, 1998, the following Funds had available for Federal income tax purposes unused capital losses as follows:

               NAME OF FUND                 EXPIRING IN 2002    EXPIRING IN 2003    EXPIRING IN 2004    EXPIRING IN 2005
               ------------                 ----------------    ----------------    ----------------    ----------------
Short Term High Quality Bond Fund.........     $   87,775          $   71,035           $241,115            $ 75,877
U.S. Government Securities Fund...........        750,083           1,366,480                 --             151,690
Income Fund...............................      1,219,634             878,516            144,318                  --

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

WM VARIABLE TRUST

For the fiscal six months ended June 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and December 31, 1997 under these rules, as follows:

                                                               CAPITAL
                                                                LOSSES
                        NAME OF FUND                           DEFERRED
                        ------------                          ----------
Corporate Income Fund.......................................  $   71,877
International Growth Fund...................................   4,907,818
Short Term High Quality Bond Fund...........................       4,360
U.S. Government Securities Fund.............................      45,358

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1997.

9.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

All Funds, except the U.S. Government Securities Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

In addition, the Money Fund may invest at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until WM Advisors determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund and as much as 50% of its total assets in the Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, WM Advisors serves as, the investment advisor of each underlying fund and Portfolio. Conflicts may arise as the Advisor seeks to fulfill its fiduciary responsibilities to both the Portfolios and the Underlying Funds.

WM VARIABLE TRUST

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. The Advisor is committed to minimizing the impact of Portfolio transactions on the Underlying Funds. The Advisor will nevertheless face conflicts in fulfilling its respective responsibilities.

10.  REORGANIZATION

On January 30, 1998, the Short Term High Quality Bond Fund acquired the assets and certain liabilities of the Short Term Global Government Fund, in a taxable exchange for shares of the Short Term High Quality Bond Fund, pursuant to a plan of reorganization approved by the Short Term Global Government Fund's shareholders. Total shares issued by, the value of the shares issued by, and the total net assets of the Short Term High Quality Bond Fund were $7,335,547, $17,927,046 and $11,943,903 respectively. The total net assets of the Short Term Global Government Fund were $17,927,046. The total net assets of the Short Term High Quality Bond Fund after the acquisition were $29,870,949.

        This material is not an offer to sell nor a solicitation to buy the WM Strategic Asset Manager Variable Annuity. VM Advantage Variable Annuity or shares of the WM Variable Trust is not authorized for distribution unless preceded or accompanied by a current prospectus(es) that includes information regarding the risk factors, expenses, policies and objectives of the WM Advantage Variable Annuity and WM Strategic Asset Manager Variable Annuity programs. Please read it carefully before investing. WM Advantage and WM Strategic Asset Manager may not be available for sale in all states.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of nor are they guaranteed by the depository institution or any other agency. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Fund Services, Inc. Member NASD